UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7490
                                                     ---------------------

                 Nuveen Virginia Premium Income Municipal Fund
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: November 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


[LOGO: Nuveen Investments]

Closed-End Funds

NUVEEN INVESTMENTS
MUNICIPAL CLOSED-END FUNDS
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
November 30, 2009

---------------    -----------------    -----------------    ------------------
Nuveen Maryland    Nuveen Maryland      Nuveen Maryland      Nuveen Maryland
Premium Income     Dividend Advantage   Dividend Advantage   Dividend Advantage
Municipal Fund     Municipal Fund       Municipal Fund 2     Municipal Fund 3
NMY                NFM                  NZR                  NWI

---------------    ------------------   ------------------
Nuveen Virginia    Nuveen Virginia      Nuveen Virginia
Premium Income     Dividend Advantage   Dividend Advantage
Municipal Fund     Municipal Fund       Municipal Fund 2
NPV                NGB                  NNB

November 09

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If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

WWW.NUVEEN.COM/ACCOUNTACCESS

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

[LOGO: NUVEEN INVESTMENTS]

CHAIRMAN'S
LETTER TO SHAREHOLDERS

[Photo: Robert P Bremner]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing, at par, of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, 2009, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred Shares as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding ARPS. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/Robert P. Bremner
--------------------------
Robert P. Bremner
Chairman of the Board
January 20, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)

Portfolio manager Cathryn Steeves discusses key investment strategies and the six-month performance of the Nuveen Maryland and Virginia Funds. Cathryn, who joined Nuveen in 1996, has managed these seven Funds since 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MARYLAND AND VIRGINIA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 2009?

During this reporting period, municipal bond prices generally rose, as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to create favorable supply and demand conditions.

One reason for the decline in new tax-exempt supply was the introduction of the Build America Bond program. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of a security's interest payments, and therefore offer issuers with an attractive alternative to traditional tax-exempt debt. During the six-month period ended November 30, 2009, taxable Build America Bonds issuance totaled $44.9 billion, accounting for almost 21% of new bonds in the municipal market. Since interest payments from these bonds represent taxable income, we do not see them as a good investment opportunity for these Funds.


Due in part to the decline in tax-exempt supply, investment activity in the Maryland and Virginia Funds was more limited than usual. The already tight supply situation was further compounded by the lack of tax-exempt bonds offering the longer maturities that we specifically sought to purchase for these Funds because the majority of issuers offering longer maturity bonds found it more cost-effective to issue taxable Build America Bonds. Trading activity also was dampened during much of the period by a market environment in which most of the bonds available for investment offered lower yields. In our opinion, it did not make sense to generate trading costs in such an environment.

    CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING
    STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

Overall, our objective was to improve the Funds' liquidity profiles and have the capital we needed to reinvest at more opportune times. Cash for new purchases was generated by maturing or called bonds. Although the supply of new tax-exempt municipal bonds was tight, we continued to monitor the market for attractive value opportunities. When the municipal bond market backed up slightly in October 2009, we took advantage of an opportunity to add a new AA rated housing issue to NMY.

As of November 30, 2009, all seven of these Funds continued to use inverse floating rate securities.(1) We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE*
FOR PERIODS ENDED 11/30/09

                                                       SIX-MONTH    1-YEAR   5-YEAR     10-YEAR
------------------------------------------------------------------------------------------------
MARYLAND FUNDS
NMY                                                        8.92%    26.04%    4.66%       6.60%
NFM                                                       11.40%    31.19%    4.53%         N/A
NZR                                                       10.97%    29.59%    4.34%         N/A
NWI                                                       10.63%    29.68%    4.80%         N/A

Standard & Poor's (S&P) Maryland Municipal Bond Index(2)   5.30%    14.87%    4.46%       5.51%

VIRGINIA FUNDS
NPV                                                        7.76%    25.14%    4.19%       6.39%
NGB                                                        9.75%    28.73%    4.13%         N/A
NNB                                                        9.87%    27.42%    4.27%         N/A

Standard & Poor's (S&P) Virginia Municipal Bond Index(2)   5.08%    14.92%    4.42%       5.50%

Standard & Poor's (S&P) National Municipal Bond Index(3)   5.15%    14.83%    4.34%       5.58%

Lipper Other States Municipal Debt Funds Average(4)        8.64%    25.98%    4.20%       6.20%
------------------------------------------------------------------------------------------------

For the six months ended November 30, 2009, the cumulative returns on common share net asset value (NAV) for all the Funds exceeded the return for their respective Standard & Poor's (S&P) Maryland or Virginia Municipal Bond Index as well as exceeded the return for the S&P National Municipal Bond Index. NMY, NFM, NZR, NWI, NGB and NNB outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NPV lagged this average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page five.

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

     Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

     For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) The Standard & Poor's (S&P) Maryland and Virginia Municipal Bond Indexes are unleveraged, market value-weighted indexes designed to measure the performance of the investment-grade municipal bond markets in Maryland and Virginia, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six-month, 43 funds; 1-year, 43 funds; 5-year, 43 funds; and 10-year, 20 funds. The returns account for the effects of management fees and assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Average.

                                                            Nuveen Investments 3

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. In general, all of these Funds were relatively underweighted in bonds at the shorter end of the yield curve, overweighted in the intermediate part and slightly underweighted at the longer end. Among the Virginia Funds, where durations were generally slightly longer than our benchmark, these weightings resulted in a net positive for performance, while the net impact in the Maryland Funds, where overall duration was in line with the benchmark, was neutral.

While yield curve positioning and duration played important roles in performance, credit exposure also had a significant impact. The demand for municipal bonds increased among both institutional and individual investors. This was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. Overall, the performances of these Funds benefited from their credit sector allocations. Among the Maryland Funds, NFM, NZR and NWI received larger positive contributions from their credit allocations than did NMY, which had the smallest allocation of BBB and non-rated credits and the heaviest weighting of AAA rated bonds. The story was similar in the Virginia Funds, where NPV's overall higher credit quality (as measured by allocations of AAA and AA bonds) and lower exposure to BBB and non-rated bonds constrained its performance relative to those of NGB and NNB.

Holdings that generally contributed to the Funds' performances included industrial development revenue (IDR) and health care bonds, while zero coupon bonds were also among the strongest performers. In addition, transportation, housing and special tax bonds also outperformed the general municipal market during this period. The Maryland Funds, especially NFM, received positive contributions from their IDR, health care, and housing holdings across the board, while the Virginia Funds were relatively overweighted in health care and housing, which benefited their performances during this period.

On the other hand, pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This underperformance can be attributed primarily to these bonds' shorter effective maturities and higher credit quality.

General obligation and other tax-supported bonds also failed to keep pace with the over-all municipal market during this period. Other sectors that lagged the municipal market included water and sewer and leasing, while education, resource recovery and electric bonds underperformed by a slight margin. The Virginia Funds generally were underexposed to tax-supported and education bonds relative to the municipal market as a whole, which lessened the negative impact from these sectors. Among the Maryland Funds, NMY and NWI were slightly overweighted in tax-supported bonds and all four Funds were overexposed to higher education credits, which detracted from performance.

4 Nuveen Investments

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising. In general, leverage made a significant positive contribution to those Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it other-wise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the outstanding auction rate preferred shares issued by these and other Nuveen Funds. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of November 30, 2009, some Nuveen Funds also have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it

                                                           Nuveen Investments  5
has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Additionally some Nuveen
Funds have issued MuniFund Term Preferred Shares (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years.
However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of November 30, 2009, the amount of auction rate preferred securities redeemed by these Funds are as shown in the accompanying table.

                          AUCTION RATE
                      PREFERRED SHARES
                              REDEEMED
                                AND/OR               % OF ORIGINAL
                               NOTICED                AUCTION RATE
FUND                    FOR REDEMPTION            PREFERRED SHARES
------------------------------------------------------------------
NMY                        $ 8,225,000                       10.4%
NFM                        $ 6,175,000                       19.3%
NZR                        $ 5,375,000                       16.8%
NWI                        $ 4,000,000                       10.3%
NPV                        $ 6,800,000                       10.7%
NGB                        $24,000,000                      100.0%
NNB                        $42,000,000                      100.0%
------------------------------------------------------------------

During October 2009 and November 2009, NGB and NNB successfully completed the issuance of $20.1 million and $37.8 million, respectively, of 2.80%, Series 2014 MTP. Also subsequent to the reporting period, NPV entered into an agreement to issue $29.2 million of 2.65%, Series 2015 MTP, which issuance is expected to occur on January 26, 2010. MTP is a new form of closed-end fund preferred shares designed to refinance, partially or completely, and replace the auction rate preferred shares previously issued by the Funds as leverage. The net proceeds from this offering were used to refinance a portion of NGB's and NNB's outstanding auction rate preferred shares. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbol "NGB Pr C" and "NNB Pr C" for NGB and NNB, respectively. MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Funds seek to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Funds' managers believe that issuing MTP may help the Funds mitigate the risk of a significant increase in their cost of leverage should short-term interest rates rise sharply in the coming years.

Subsequent to the reporting period, NMY, NFM, NZR and NWI filed with the SEC a registration statement seeking to register MTP. These registrations statements, declared effective by the SEC, are subject to the terms and conditions as noted in the preceding paragraph.

6 Nuveen Investments

As of November 30, 2009, 75 out of the 84 Nuveen closed-end municipal funds that had issued auction rate preferred shares have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.5 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 7

Common share dividend and Share Price Information

During the six-month period ended November 30, 2009, each of the seven Funds in this report had one monthly dividend increase.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2009, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

As of November 30, 2009, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                               11/30/09           SIX-MONTH AVERAGE
FUND             (+)PREMIUM/(-)DISCOUNT      (+)PREMIUM/(-)DISCOUNT
-------------------------------------------------------------------
NMY                              -3.95%                      -1.85%
NFM                              -4.18%                      -0.18%
NZR                              -5.91%                      -2.06%
NWI                              -4.46%                      -5.04%
NPV                              +1.18%                      +4.06%
NGB                              +6.97%                      +5.76%
NNB                              +4.90%                      +3.03%
-------------------------------------------------------------------

8 Nuveen Investments

NMY         | Nuveen Maryland
Performance | Premium Income
OVERVIEW    | Municipal Fund
            | as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                    [PIE CHART]

AAA/U.S.
Guaranteed                                                                   43%
AA                                                                           19%
A                                                                            19%
BBB                                                                          14%
BB or Lower                                                                   2%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                  $   0.0515
Jan                                                                      0.0515
Feb                                                                      0.0515
Mar                                                                       0.056
Apr                                                                       0.056
May                                                                       0.058
Jun                                                                       0.058
Jul                                                                       0.058
Aug                                                                       0.058
Sep                                                                       0.062
Oct                                                                       0.062
Nov                                                                       0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                            $    9.75
                                                                         9.3
                                                                         8.55
                                                                         9.1
                                                                         9.49
                                                                         10
                                                                         11.04
                                                                         11.541
                                                                         10.9
                                                                         11.36
                                                                         11.55
                                                                         11.7
                                                                         10.68
                                                                         11.14
                                                                         10.976
                                                                         11.3
                                                                         11.5
                                                                         11.5
                                                                         11.85
                                                                         12.1
                                                                         12.2
                                                                         12.25
                                                                         12.55
                                                                         12.48
                                                                         12.98
                                                                         12.48
                                                                         12.68
                                                                         12.56
                                                                         12.7624
                                                                         12.93
                                                                         13.01
                                                                         13.4
                                                                         13.39
                                                                         13.51
                                                                         13.52
                                                                         13.51
                                                                         13.688
                                                                         13.72
                                                                         14.1
                                                                         14.25
                                                                         14.4
                                                                         14.55
                                                                         14.58
                                                                         14.58
                                                                         14.78
                                                                         14.5599
                                                                         13.83
                                                                         13.81
                                                                         13.67
                                                                         13.74
                                                                         13.59
                                                                         13.59
                                                                         13.7
11/30/09                                                                 13.85

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0268 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $13.85
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.42
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.95%
--------------------------------------------------------------------------------
Market Yield                                                               5.37%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.85%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $153,463
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      15.40
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  8.95
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                             ON SHARE PRICE               ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                         12.10%                8.92%
--------------------------------------------------------------------------------
1-Year                                               55.49%               26.04%
--------------------------------------------------------------------------------
5-Year                                                2.30%                4.66%
--------------------------------------------------------------------------------
10-Year                                               6.29%                6.60%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     20.6%
--------------------------------------------------------------------------------
Health Care                                                                15.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         8.1%
--------------------------------------------------------------------------------
Housing/Single Family                                                       7.8%
--------------------------------------------------------------------------------
Other                                                                      14.0%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NFM         | Nuveen Maryland
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund
            | as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $13.52
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.11
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.18%
--------------------------------------------------------------------------------
Market Yield                                                               5.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.17%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                     $59,164
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      17.62
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  8.49
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/23/01)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                6.46%         11.40%
--------------------------------------------------------------------------------
1-Year                                                     43.85%         31.19%
--------------------------------------------------------------------------------
5-Year                                                      3.23%          4.53%
--------------------------------------------------------------------------------
Since
Inception                                                   4.32%          5.58%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                22.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.7%
--------------------------------------------------------------------------------
Housing/Multifamily                                                        11.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.3%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.6%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           16%
A                                                                            16%
BBB                                                                          18%
BB or Lower                                                                   1%
N/R                                                                           9%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]
Dec                                                                  $   0.0585
Jan                                                                      0.0585
Feb                                                                      0.0585
Mar                                                                      0.0585
Apr                                                                      0.0585
May                                                                      0.06
Jun                                                                      0.06
Jul                                                                      0.06
Aug                                                                      0.06
Sep                                                                      0.063
Oct                                                                      0.063
Nov                                                                      0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                            $    11.98
                                                                         10
                                                                         8.73
                                                                         9.02
                                                                         9.08
                                                                         9.6
                                                                         10.99
                                                                         11.29
                                                                         11.6
                                                                         12.3
                                                                         11.9
                                                                         12.27
                                                                         12.53
                                                                         12.26
                                                                         10.7101
                                                                         11.3
                                                                         11.64
                                                                         12.17
                                                                         11.95
                                                                         12.12
                                                                         12.335
                                                                         12.044
                                                                         12.5912
                                                                         12.25
                                                                         12.42
                                                                         12.66
                                                                         13.05
                                                                         13.3
                                                                         12.85
                                                                         12.85
                                                                         12.551
                                                                         12.9799
                                                                         13.3
                                                                         12.91
                                                                         13.4162
                                                                         13.2
                                                                         13.79
                                                                         13.7
                                                                         14
                                                                         14.15
                                                                         13.8899
                                                                         14.55
                                                                         13.7815
                                                                         14.15
                                                                         14.316
                                                                         14.3
                                                                         13.8
                                                                         13.63
                                                                         13.4865
                                                                         13.83
                                                                         13.6
                                                                         13.7
                                                                         13.55
11/30/09                                                                 13.5193

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

10 Nuveen Investments

NZR         | Nuveen Maryland
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund 2
            | as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           23%
A                                                                            13%
BBB                                                                          16%
BB or Lower                                                                   2%
N/R                                                                           8%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                   $   0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                       0.06
Jun                                                                       0.06
Jul                                                                       0.06
Aug                                                                       0.06
Sep                                                                       0.063
Oct                                                                       0.063
Nov                                                                       0.063

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                           $     9.95
                                                                         9.63
                                                                         8.4699
                                                                         10.9056
                                                                         9.75
                                                                         10.24
                                                                         11.04
                                                                         11.75
                                                                         11.04
                                                                         12.06
                                                                         13
                                                                         12.3
                                                                         11.5984
                                                                         11.02
                                                                         11.0801
                                                                         11.86
                                                                         11.926
                                                                         12.46
                                                                         11.95
                                                                         12.68
                                                                         12.3
                                                                         12.074
                                                                         12.46
                                                                         12.49
                                                                         12.37
                                                                         12.6587
                                                                         12.6935
                                                                         12.82
                                                                         13.08
                                                                         12.83
                                                                         12.76
                                                                         12.84
                                                                         13.5
                                                                         12.74
                                                                         13.0405
                                                                         13.0995
                                                                         13.27
                                                                         13.2
                                                                         13.41
                                                                         13.25
                                                                         13.59
                                                                         13.92
                                                                         14
                                                                         14.18
                                                                         14.27
                                                                         14.78
                                                                         14.06
                                                                         13.61
                                                                         13.31
                                                                         13.7
                                                                         13.53
                                                                         13.58
                                                                         13.331
11/30/09                                                                 13.37

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0348 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $13.37
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.21
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.91%
--------------------------------------------------------------------------------
Market Yield                                                               5.65%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.26%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                     $59,638
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.48
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.85
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                   8.28%      10.97%
--------------------------------------------------------------------------------
1-Year                                                        43.97%      29.59%
--------------------------------------------------------------------------------
5-Year                                                         3.10%       4.34%
--------------------------------------------------------------------------------
Since
Inception                                                      4.19%       5.56%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                18.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       7.1%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.3%
--------------------------------------------------------------------------------
Transportation                                                              3.9%
--------------------------------------------------------------------------------
Other                                                                      11.8%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 11

NWI         | Nuveen Maryland
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund 3
            | as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $13.70
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.34
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.46%
--------------------------------------------------------------------------------
Market Yield                                                               5.43%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.94%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                     $76,940
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      16.09
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  9.31
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                 12.05%       10.63%
--------------------------------------------------------------------------------
1-Year                                                       41.55%       29.68%
--------------------------------------------------------------------------------
5-Year                                                        5.44%        4.80%
--------------------------------------------------------------------------------
Since
Inception                                                     4.01%        5.12%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.1%
--------------------------------------------------------------------------------
Health Care                                                                17.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.2%
--------------------------------------------------------------------------------
Other                                                                      14.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   36%
AA                                                                           26%
A                                                                            13%
BBB                                                                          18%
BB or Lower                                                                   2%
N/R                                                                           5%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                  $    0.0535
Jan                                                                       0.0535
Feb                                                                       0.0535
Mar                                                                       0.0535
Apr                                                                       0.0535
May                                                                       0.058
Jun                                                                       0.058
Jul                                                                       0.058
Aug                                                                       0.058
Sep                                                                       0.062
Oct                                                                       0.062
Nov                                                                       0.062

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                             $   9.945
                                                                         9.0899
                                                                         8.58
                                                                         9.045
                                                                         9.2325
                                                                         9.88
                                                                         10.98
                                                                         11.15
                                                                         10.75
                                                                         11.4
                                                                         11.4
                                                                         11.6
                                                                         10.82
                                                                         11.3261
                                                                         11.08
                                                                         11.3505
                                                                         11.19
                                                                         11.25
                                                                         11.52
                                                                         12.2329
                                                                         11.95
                                                                         11.756
                                                                         12.26
                                                                         11.92
                                                                         12.22
                                                                         12.42
                                                                         12.56
                                                                         12.5
                                                                         12.0466
                                                                         12.53
                                                                         12.63
                                                                         12.7176
                                                                         12.94
                                                                         12.9878
                                                                         13
                                                                         13.3
                                                                         12.79
                                                                         12.8
                                                                         13
                                                                         12.936
                                                                         13.28
                                                                         13.23
                                                                         13.59
                                                                         13.88
                                                                         14.11
                                                                         14.12
                                                                         13.6
                                                                         13.4
                                                                         13.12
                                                                         13.35
                                                                         13.4313
                                                                         13.39
                                                                         13.58
11/30/09                                                                 13.7

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0169 per share.

12 Nuveen Investments

NPV         | Nuveen Virginia
Performance | Premium Income
OVERVIEW    | Municipal Fund
            | as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   34%
AA                                                                           27%
A                                                                            24%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           4%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                   $   0.054
Jan                                                                       0.054
Feb                                                                       0.054
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0605
Jun                                                                       0.0605
Jul                                                                       0.0605
Aug                                                                       0.0605
Sep                                                                       0.065
Oct                                                                       0.065
Nov                                                                       0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                             $   11.7
                                                                         11.62
                                                                         10.78
                                                                         11
                                                                         11.15
                                                                         11.58
                                                                         13.14
                                                                         12.64
                                                                         12.51
                                                                         13.15
                                                                         13.814
                                                                         13.75
                                                                         13.09
                                                                         13.4
                                                                         12.83
                                                                         13.47
                                                                         13.25
                                                                         13.82
                                                                         13.39
                                                                         13.6
                                                                         13.57
                                                                         13.7589
                                                                         14.08
                                                                         14.47
                                                                         14.3
                                                                         14.2111
                                                                         14.3599
                                                                         14.28
                                                                         13.64
                                                                         13.79
                                                                         14
                                                                         14.47
                                                                         14
                                                                         14.12
                                                                         14.568
                                                                         14.5
                                                                         14.48
                                                                         14.45
                                                                         14.47
                                                                         14.4
                                                                         14.39
                                                                         14.93
                                                                         15.1
                                                                         15.14
                                                                         15.7
                                                                         15.14
                                                                         15.25
                                                                         15.35
                                                                         15.98
                                                                         15.58
                                                                         14.9
                                                                         15.07
                                                                         14.54
11/30/09                                                                 14.61

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0479 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $14.61
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.44
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  1.18%
--------------------------------------------------------------------------------
Market Yield                                                               5.34%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.86%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                    $129,469
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      14.98
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  8.90
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                              ON SHARE PRICE              ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                           4.44%               7.76%
--------------------------------------------------------------------------------
1-Year                                                34.51%              25.14%
--------------------------------------------------------------------------------
5-Year                                                 1.64%               4.19%
--------------------------------------------------------------------------------
10-Year                                                5.89%               6.39%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                19.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.7%
--------------------------------------------------------------------------------
Transportation                                                              7.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.9%
--------------------------------------------------------------------------------
Other                                                                      13.3%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NGB         | Nuveen Virginia
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund
            | as of November 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $14.89
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $13.92
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  6.97%
--------------------------------------------------------------------------------
Market Yield                                                               5.16%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.60%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                     $43,695
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      16.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 12.18
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                                 ON SHARE PRICE           ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                              9.26%            9.75%
--------------------------------------------------------------------------------
1-Year                                                   33.43%           28.73%
--------------------------------------------------------------------------------
5-Year                                                    2.22%            4.13%
--------------------------------------------------------------------------------
Since
Inception                                                 5.39%            5.53%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.9%
--------------------------------------------------------------------------------
Transportation                                                             17.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     13.7%
--------------------------------------------------------------------------------
Health Care                                                                13.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.1%
--------------------------------------------------------------------------------
Long-Term Care                                                              7.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.8%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   39%
AA                                                                           19%
A                                                                            16%
BBB                                                                          14%
N/R                                                                          12%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                  $    0.0575
Jan                                                                       0.0575
Feb                                                                       0.0575
Mar                                                                       0.0575
Apr                                                                       0.0575
May                                                                       0.062
Jun                                                                       0.062
Jul                                                                       0.062
Aug                                                                       0.062
Sep                                                                       0.064
Oct                                                                       0.064
Nov                                                                       0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                           $     11.47
                                                                         10.76
                                                                         9.1
                                                                         10.219
                                                                         10.69
                                                                         10.56
                                                                         12.19
                                                                         11.74
                                                                         11.78
                                                                         12.45
                                                                         12.9
                                                                         13.55
                                                                         12.36
                                                                         12.5899
                                                                         12.6
                                                                         13.21
                                                                         14.03
                                                                         12.94
                                                                         13.4
                                                                         13.51
                                                                         13.09
                                                                         13.4753
                                                                         13.67
                                                                         14.28
                                                                         13.83
                                                                         13.8001
                                                                         14
                                                                         13.9
                                                                         13.6
                                                                         13.15
                                                                         14.4
                                                                         14.16
                                                                         14.1899
                                                                         13.48
                                                                         14.7
                                                                         14.73
                                                                         14.23
                                                                         14.08
                                                                         14
                                                                         14.18
                                                                         14
                                                                         14.25
                                                                         14.71
                                                                         14.65
                                                                         15.37
                                                                         14.6192
                                                                         14.42
                                                                         14.3
                                                                         14.95
                                                                         14.4
                                                                         14.4
                                                                         14.75
                                                                         14.25
11/30/09                                                                 14.885

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0133 per share.

14 Nuveen Investments

NNB         | Nuveen Virginia
Performance | Dividend Advantage
OVERVIEW    | Municipal Fund 2
            | as of November 30, 2009

CREDIT QUALITY (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   36%
AA                                                                           23%
A                                                                            18%
BBB                                                                          13%
N/R                                                                          10%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                   [BAR CHART]

Dec                                                                  $    0.0595
Jan                                                                       0.0595
Feb                                                                       0.0595
Mar                                                                       0.0595
Apr                                                                       0.0595
May                                                                       0.062
Jun                                                                       0.062
Jul                                                                       0.062
Aug                                                                       0.062
Sep                                                                       0.066
Oct                                                                       0.066
Nov                                                                       0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                   [LINE CHART]

12/01/08                                                             $   12.27
                                                                         10.7501
                                                                         9.4
                                                                         10.2
                                                                         10.16
                                                                         10.984
                                                                         12.97
                                                                         12.25
                                                                         12.598
                                                                         12.82
                                                                         13
                                                                         13.6
                                                                         13
                                                                         12.98
                                                                         12.9688
                                                                         13.79
                                                                         13.855
                                                                         13.8
                                                                         13.79
                                                                         13.66
                                                                         13.99
                                                                         13.99
                                                                         13.938
                                                                         13.98
                                                                         13.964
                                                                         14.28
                                                                         13.98
                                                                         14.06
                                                                         13.16
                                                                         13.0999
                                                                         13.09
                                                                         13.39
                                                                         13.73
                                                                         13.85
                                                                         13.8901
                                                                         13.91
                                                                         14.03
                                                                         14.0299
                                                                         14.12
                                                                         14.08
                                                                         14.11
                                                                         14.37
                                                                         14.9
                                                                         14.78
                                                                         15.28
                                                                         15.43
                                                                         14.612
                                                                         14.86
                                                                         14.85
                                                                         14.98
                                                                         14.77
                                                                         14.85
                                                                         14.88
11/30/09                                                                 14.98

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0097 per share.

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                        $14.98
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                           $14.28
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  4.90%
--------------------------------------------------------------------------------
Market Yield                                                               5.29%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.79%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                     $82,046
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      16.21
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                  8.69
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                 10.11%        9.87%
--------------------------------------------------------------------------------
1-Year                                                       26.66%       27.42%
--------------------------------------------------------------------------------
5-Year                                                        4.62%        4.27%
--------------------------------------------------------------------------------
Since
Inception                                                     5.64%        5.82%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                18.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.8%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       9.5%
--------------------------------------------------------------------------------
Long-Term Care                                                              7.4%
--------------------------------------------------------------------------------
Other                                                                      11.8%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 15

 NMY | Nuveen Maryland Premium Income Municipal Fund
     | Portfolio of Investments
                                                   November 30, 2009 (Unaudited)

   PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)  RATINGS (3)     VALUE
-----------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 2.7% (1.8% OF TOTAL INVESTMENTS)
$      4,825   Baltimore, Maryland, Senior Lien Convention Center Hotel                9/16 at 100.00    Baa3    $ 4,057,052
                  Revenue Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA
                  GTY Insured
-----------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.7% (1.2% OF TOTAL INVESTMENTS)
       2,685   Puerto Rico, The Children's Trust Fund, Tobacco Settlement              5/12 at 100.00     BBB      2,556,147
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 16.9% (11.8% OF TOTAL INVESTMENTS)
       1,250   Frederick County, Maryland, Educational Facilities Revenue Bonds,       9/16 at 100.00    BBB-      1,120,225
                  Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38
       1,000   Hartford County, Maryland, Economic Development Revenue Bonds,          4/14 at 100.00      A+        986,400
                  Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
               Maryland Economic Development Corporation, Utility Infrastructure
               Revenue Bonds, University of Maryland - College Park, Series 2001:
         980      5.375%, 7/01/15 - AMBAC Insured                                      7/11 at 100.00     N/R      1,037,379
         980      5.375%, 7/01/16 - AMBAC Insured                                      7/11 at 100.00     N/R      1,037,379
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Bullis School, Series 2000:
         750      5.250%, 7/01/25 - FSA Insured                                        1/11 at 101.00     AAA        764,693
         500      5.250%, 7/01/30 - FSA Insured                                        1/11 at 101.00     AAA        507,770
       1,250   Maryland Health and Higher Educational Facilities Authority,            7/14 at 100.00      A-      1,228,500
                  Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
       1,430   Maryland Health and Higher Educational Facilities Authority,            7/14 at 100.00      AA      1,567,151
                  Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse 1003,
                  13.207%, 7/01/33 (IF)
       1,825   Maryland Health and Higher Educational Facilities Authority,            6/16 at 100.00    Baa1      1,726,505
                  Revenue Bonds, Maryland Institute College of Art, Series 2006,
                  5.000%, 6/01/30
       1,365   Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds,     5/15 at 100.00      A1      1,463,635
                  Montgomery College Arts Center Project, Series 2005A,
                  5.000%, 5/01/19
       9,445   Morgan State University, Maryland, Student Tuition and Fee Revenue        No Opt. Call      A+     11,016,552
                  Refunding Bonds, Academic Fees and Auxiliary Facilities, Series
                  1993, 6.100%, 7/01/20 - NPFG Insured
       1,685   University of Maryland, Auxiliary Facility and Tuition Revenue Bonds,
                  Series 2006A, 5.000%, 10/01/22                                      10/16 at 100.00     AA+      1,862,211
               Westminster, Maryland, Educational Facilities Revenue Bonds,
               McDaniel College, Series 2006:
         910      5.000%, 11/01/31                                                    11/16 at 100.00    BBB+        863,517
         850      4.500%, 11/01/36                                                    11/16 at 100.00    BBB+        705,356
-----------------------------------------------------------------------------------------------------------------------------
      24,220   Total Education and Civic Organizations                                                            25,887,273
-----------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 22.2% (15.5% OF TOTAL INVESTMENTS)
       1,525   Maryland Health and Higher Educational Facilities Authority,            7/14 at 100.00      A2      1,551,459
                  Revenue Bonds, Calvert Memorial Hospital, Series 2004,
                  5.500%, 7/01/36
       3,250   Maryland Health and Higher Educational Facilities Authority,            7/12 at 100.00      A3      3,298,003
                  Revenue Bonds, Carroll County General Hospital, Series 2002,
                  5.800%, 7/01/32
         400   Maryland Health and Higher Educational Facilities Authority,            7/16 at 100.00      A3        380,172
                  Revenue Bonds, Carroll Hospital Center, Series 2006,
                  5.000%, 7/01/40
       1,665   Maryland Health and Higher Educational Facilities Authority,            7/14 at 100.00     N/R      1,351,913
                  Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                  7/01/37 - RAAI Insured
       1,740   Maryland Health and Higher Educational Facilities Authority,            7/17 at 100.00    Baa3      1,485,664
                  Revenue Bonds, Doctors Community Hospital, Series 2007A,
                  5.000%, 7/01/29
       1,400   Maryland Health and Higher Educational Facilities Authority,            7/12 at 100.00    Baa1      1,317,316
                  Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                  5.125%, 7/01/35
       1,500   Maryland Health and Higher Educational Facilities Authority,            7/11 at 100.00      A+      1,446,480
                  Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                  5.000%, 7/01/34
       1,000   Maryland Health and Higher Educational Facilities Authority,            1/10 at 100.00       A      1,000,420
                  Revenue Bonds, Johns Hopkins Hospital, Howard County General
                  Hospital Acquisition, Series 1998, 5.000%, 7/01/19 - NPFG Insured

16 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)     VALUE
------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$      2,000   Maryland Health and Higher Educational Facilities Authority,           12/09 at 101.00      A+    $  2,022,800
                Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%,
                7/01/15
       3,800   Maryland Health and Higher Educational Facilities Authority,            7/13 at 100.00    Baa3       3,476,772
                Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                7/01/33
       1,175   Maryland Health and Higher Educational Facilities Authority,            7/17 at 100.00     AAA       1,210,838
                Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                7/01/28 - AGC Insured
       1,750   Maryland Health and Higher Educational Facilities Authority,            8/14 at 100.00      A2       1,804,460
                Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       3,310   Maryland Health and Higher Educational Facilities Authority,            5/16 at 100.00     AAA       3,318,341
                Revenue Bonds, MedStar Health, Series 2007, 5.250%,
                5/15/46 - BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
       1,010    5.000%, 7/01/37                                                        7/17 at 100.00     BBB         900,678
         670    5.500%, 7/01/42                                                        7/17 at 100.00     BBB         640,688
       1,700   Maryland Health and Higher Educational Facilities Authority,            7/16 at 100.00       A       1,699,932
                Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                5.000%, 7/01/36
       3,250   Maryland Health and Higher Educational Facilities Authority,            7/12 at 100.00      A3       3,277,398
                Revenue Bonds, Union Hospital of Cecil County, Series 2002,
                5.625%, 7/01/32
       1,000   Maryland Health and Higher Educational Facilities Authority,            7/13 at 100.00       A       1,013,050
                Revenue Bonds, University of Maryland Medical System, Series 2004B,
                5.000%, 7/01/24 - AMBAC Insured
       2,395   Maryland Health and Higher Educational Facilities Authority,            1/18 at 100.00    BBB-       2,349,088
                Revenue Bonds, Washington County Hospital, Series 2008, 5.750%,
                1/01/38
               Prince George's County, Maryland, Revenue Bonds, Dimensions
               Health Corporation, Series 1994:
         360    5.375%, 7/01/14                                                        1/10 at 100.00      B3         325,588
         295    5.300%, 7/01/24                                                        1/10 at 100.00      B3         196,665
-----------------------------------------------------------------------------------------------------------------------------
      35,195   Total Health Care                                                                                   34,067,725
-----------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 11.6% (8.1% OF TOTAL INVESTMENTS)
       1,450   Maryland Community Development Administration, FNMA Multifamily         2/11 at 101.00     Aaa       1,484,438
                Development Revenue Bonds, Edgewater Village Apartments, Series
                2000B, 5.800%, 8/01/20 (Alternative Minimum Tax)
       2,500   Maryland Community Development Administration, Housing Revenue Bonds,   1/10 at 100.50     Aa2       2,484,775
                Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)
         880   Maryland Community Development Administration, Housing Revenue Bonds,   1/10 at 100.00     Aa2         880,686
                Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)
       1,000   Maryland Economic Development Corporation, Senior Lien                 10/13 at 100.00      B2         749,970
                Student Housing Revenue Bonds, University of Maryland - Baltimore,
                Series 2003A, 5.625%, 10/01/23
       1,000   Maryland Economic Development Corporation, Student Housing Revenue     12/09 at 102.00    Baa3         991,450
                Bonds, Collegiate Housing Foundation - Salisbury State University,
                Series 1999A, 6.000%, 6/01/19
       1,145   Maryland Economic Development Corporation, Student Housing Revenue      6/16 at 100.00    Baa2       1,018,867
                Refunding Bonds, University of Maryland College Park Projects,
                Series 2006, 5.000%, 6/01/33 - CIFG Insured
       3,830   Montgomery County Housing Opportunities Commission, Maryland,           1/10 at 100.50     Aaa       3,840,110
                FNMA/FHA-Insured Multifamily Housing Development Bonds, Series
                1998A, 5.200%, 7/01/30
         360   Montgomery County Housing Opportunities Commission, Maryland,           1/10 at 100.00     Aa2         360,752
                GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A,
                5.900%, 7/01/15
       2,000   Montgomery County Housing Opportunities Commission, Maryland,           7/10 at 100.00     Aaa       2,013,360
                Multifamily Housing Development Bonds, Series 2000A, 6.100%, 7/01/30
         540   Prince George's County Housing Authority, Maryland,                     3/10 at 102.00     AAA         549,434
                GNMA Collateralized Mortgage Revenue Bonds, University Landing
                Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum Tax)
               Prince George's County Housing Authority, Maryland,
               GNMA Collateralized Mortgage Revenue Refunding Bonds,
               Overlook Apartments, Series 1995A:
       1,770    5.700%, 12/20/15                                                      12/09 at 100.00     AAA       1,773,735
       1,670    5.750%, 12/20/19                                                      12/09 at 100.00     AAA       1,672,438
-----------------------------------------------------------------------------------------------------------------------------
      18,145   Total Housing/Multifamily                                                                           17,820,015
-----------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 17

     | Portfolio of Investments November 30, 2009 (Unaudited)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                          PROVISIONS (2)   RATINGS (3)    VALUE
------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 11.2% (7.8% OF TOTAL INVESTMENTS)
$      2,510    Maryland Community Development Administration Department                 9/18 at 100.00     Aa2    $ 2,608,869
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2008C, 5.375%, 9/01/39
       3,000    Maryland Community Development Administration Department                 9/18 at 100.00     Aa2      2,954,190
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2009B, 4.750%, 9/01/39
                Maryland Community Development Administration, Department
                of Housing and Community Development, Residential Revenue Bonds,
                Series 2006:
         600     4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                          9/15 at 100.00     Aa2        587,580
       1,195     4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                          9/15 at 100.00     Aa2      1,178,390
       4,100     4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                          3/16 at 100.00     Aa2      4,037,434
       1,630     4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                          9/16 at 100.00     Aa2      1,606,284
                Maryland Community Development Administration, Department
                of Housing and Community Development, Residential Revenue
                Bonds, Series 2007:
         650     5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                          3/17 at 100.00     Aa2        652,698
       1,200     4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                          3/17 at 100.00     Aa2      1,112,688
       2,330    Maryland Community Development Administration, Department of             9/14 at 100.00     Aa2      2,181,556
                 Housing and Community Development, Residential Revenue Bonds,
                 Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
           5    Prince George's County Housing Authority, Maryland,                      8/10 at 100.00     AAA          5,048
                 FHLMC/FNMA/GNMA Collateralized Single Family Mortgage Revenue
                 Bonds, Series 2000A, 6.150%, 8/01/19 (Alternative Minimum Tax)
         305    Puerto Rico Housing Finance Authority, Mortgage-Backed                   6/13 at 100.00     AAA        288,930
                 Securities Program Home Mortgage Revenue Bonds, Series 2003A,
                 4.875%, 6/01/34 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
      17,525    Total Housing/Single Family                                                                         17,213,667
------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)
       2,010    Maryland Economic Development Corporation, Solid Waste                   4/12 at 101.00     BBB      1,976,292
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002,
                 4.600%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.6% (1.8% OF TOTAL INVESTMENTS)
       2,455    Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,            1/17 at 100.00    BBB+      2,238,052
                 Series 2007A, 5.000%, 1/01/37
       1,000    Carroll County, Maryland, Revenue Refunding Bonds,                       1/10 at 100.50     BB-        886,010
                 EMA Obligated Group, Series 1999A, 5.625%, 1/01/25 - RAAI Insured
       1,065    Maryland Health and Higher Educational Facilities Authority,             7/17 at 100.00      A-        928,222
                 Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                 4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------
       4,520    Total Long-Term Care                                                                                 4,052,284
------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 29.4% (20.6% OF TOTAL INVESTMENTS)
       2,030    Anne Arundel County, Maryland, General Obligation Bonds,                 4/14 at 100.00     AAA      2,284,826
                 Series 2004, 5.000%, 4/01/16
       1,000    Anne Arundel County, Maryland, General Obligation Bonds,                 3/16 at 100.00     AAA      1,111,640
                 Series 2006, 5.000%, 3/01/21
         685    Anne Arundel County, Maryland, Water and Sewer Revenue Bonds,            3/16 at 100.00     AAA        795,538
                 Series 2006, 5.000%, 3/01/17
                Baltimore County, Maryland, Metropolitan District Special
                Assessment Bonds, 67th Issue:
       2,500     5.000%, 6/01/25                                                         6/11 at 101.00     AAA      2,583,250
       3,500     5.000%, 6/01/26                                                         6/11 at 101.00     AAA      3,612,280
       1,540    Baltimore, Maryland, General Obligation Consolidated Public             10/14 at 100.00     AA-      1,644,643
                 Improvement Bonds, Series 2004A, 5.000%, 10/15/22 - AMBAC Insured
         700    Carroll County, Maryland, Consolidated Public Improvement               12/15 at 100.00     AA+        815,689
                 Bonds, Series 2005A, 5.000%, 12/01/16
                Charles County, Maryland, Consolidated General Obligation Public
                Improvement Bonds, Series 2006:
       2,185     5.000%, 3/01/14                                                           No Opt. Call      AA      2,527,215
         820     5.000%, 3/01/16                                                           No Opt. Call      AA        963,467
                Howard County, Maryland, Consolidated Public Improvement
                Bonds, Series 2004B:
       1,625     5.000%, 8/15/17                                                         2/14 at 100.00     AAA      1,846,894
       1,180     5.000%, 8/15/19                                                         2/14 at 100.00     AAA      1,287,085

18  Nuveen Investments

   PRINCIPAL                                                                              OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                           PROVISIONS (2)   RATINGS (3)     VALUE
-------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)
$      1,725   Howard County, Maryland, Metropolitan District Refunding Bonds,           2/12 at 100.00      AAA    $ 1,825,619
                Series 2002A, 5.250%, 8/15/18
       1,190   Maryland National Capital Park Planning Commission, Prince                1/14 at 100.00      AAA      1,342,939
                George's County, General Obligation Bonds, Park Acquisition and
                Development, Series 2004EE-2, 5.000%, 1/15/17
       3,000   Montgomery County, Maryland, Consolidated General Obligation                No Opt. Call      AAA      3,531,540
                Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15
               Montgomery County, Maryland, Consolidated General Obligation
               Public Improvement Refunding Bonds, Series 2001:
       1,750    5.250%, 10/01/13                                                        10/11 at 101.00      AAA      1,911,928
       2,000    5.250%, 10/01/18                                                        10/11 at 101.00      AAA      2,115,960
       2,000   Prince George's County, Maryland, General Obligation Consolidated         9/12 at 101.00      AAA      2,085,260
                Public Improvement Bonds, Series 2002, 4.100%, 9/15/19
       5,770   Prince George's County, Maryland, General Obligation Consolidated        10/13 at 100.00      AAA      6,263,507
                Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18
               Washington Suburban Sanitary District, Montgomery and Prince
               George's Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
       2,000    5.000%, 6/01/16                                                          6/15 at 100.00      AAA      2,347,380
       1,235    5.000%, 6/01/23                                                          6/15 at 100.00      AAA      1,449,507
       1,235    5.000%, 6/01/24                                                          6/15 at 100.00      AAA      1,449,507
       1,235    5.000%, 6/01/25                                                          6/15 at 100.00      AAA      1,449,507
-------------------------------------------------------------------------------------------------------------------------------
      40,905   Total Tax Obligation/General                                                                          45,245,181
-------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 14.7% (10.2% OF TOTAL INVESTMENTS)
         300   Baltimore, Maryland, Special Obligation Bonds, North Locust                9/15 at 101.00     N/R        263,955
                Point Project, Series 2005, 5.500%, 9/01/34
         340   Frederick County, Maryland, Lake Linganore Village Community               7/10 at 102.00     N/R        312,552
                Development Special Obligation Bonds, Series 2001A, 5.700%,
                7/01/29 - RAAI Insured
         900   Hyattsville, Maryland, Special Obligation Bonds, University Town           7/14 at 102.00     N/R        725,994
                Center Project, Series 2004, 5.750%, 7/01/34
               Maryland Department of Transportation, Certificates of Participation,
               Mass Transit Administration Project, Series 2000:
         875    5.500%, 10/15/19 (Alternative Minimum Tax)                               10/10 at 101.00     AA+        886,821
         925    5.500%, 10/15/20 (Alternative Minimum Tax)                               10/10 at 101.00     AA+        940,253
       4,250   Maryland Department of Transportation, Consolidated Transportation           No Opt. Call     AAA      5,093,624
                Revenue Bonds, Series 2002, 5.500%, 2/01/16
       1,875   Maryland Economic Development Corporation, Lease Revenue Bonds,            6/12 at 100.50     AA+      2,043,900
                Department of Transportation Headquarters Building, Series 2002,
                5.375%, 6/01/19
       1,700   Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County         6/13 at 100.00     AA+      1,829,404
                Conference Center Facilities, Series 2003, 5.000%, 6/15/24
       1,000   Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage,        6/12 at 100.00      AA      1,076,180
                Series 2002, 5.000%, 6/01/21
         675   Montgomery County, Maryland, Special Obligation Bonds, West                7/12 at 101.00      A3        637,200
                Germantown Development District, Senior Series 2002A, 5.500%,
                7/01/27 - RAAI Insured
         635   New Baltimore City Board of School Commissioners, Maryland, School        11/10 at 100.00     AA+        661,016
                System Revenue Bonds, Series 2000, 5.125%, 11/01/15
               Puerto Rico Highway and Transportation Authority, Highway Revenue
               Bonds, Series 2007N:
       1,000    5.500%, 7/01/29 - AMBAC Insured                                             No Opt. Call    Baa3        983,470
       2,500    5.250%, 7/01/31 - AMBAC Insured                                             No Opt. Call     BBB      2,379,025
       1,000    5.250%, 7/01/33 - NPFG Insured                                              No Opt. Call       A        929,740
       2,100   Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,                8/12 at 100.00     AAA      2,152,080
                8/01/21 - FSA Insured
       1,500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation               No Opt. Call       A      1,581,030
                Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured
-------------------------------------------------------------------------------------------------------------------------------
      21,575   Total Tax Obligation/Limited                                                                          22,496,244
-------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 19

    | Portfolio of Investments November 30, 2009 (Unaudited)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)   RATINGS (3)      VALUE
-------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 4.6% (3.2% OF TOTAL INVESTMENTS)
$      1,060   Baltimore, Maryland, Revenue Refunding Bonds, Parking System               No Opt. Call          A   $ 1,170,728
                Facilities, Series 1998A, 5.250%, 7/01/17 - FGIC Insured
       4,335   Maryland Transportation Authority, Revenue Bonds, Transportation         7/17 at 100.00        AAA     4,617,555
                Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA Insured (UB)
       2,075   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,          12/09 at 100.00       CCC+     1,316,380
                American Airlines Inc., Series 1996A, 6.250%, 6/01/26
                (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
       7,470   Total Transportation                                                                                   7,104,663
-------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 17.2% (12.0% OF TOTAL INVESTMENTS) (4)
       2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,              No Opt. Call      AA(4)     2,272,040
                Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)
       2,000   Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects,       No Opt. Call      AA(4)     2,359,220
                Series 1994A, 5.000%, 7/01/24 - FGIC Insured (ETM)
       1,245   Baltimore, Maryland, Wastewater Project Revenue Bonds,                   7/16 at 100.00      AA(4)     1,465,552
                Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) - AMBAC Insured
               Frederick County, Maryland, Educational Facilities Revenue Bonds,
               Mount St. Mary's College, Series 2001A:
         200    5.750%, 9/01/25 (Pre-refunded 3/01/10)                                  3/10 at 101.00    BBB-(4)       204,734
         200    5.800%, 9/01/30 (Pre-refunded 3/01/10)                                  3/10 at 101.00    BBB-(4)       204,760
         275   Frederick County, Maryland, Lake Linganore Village Community             7/10 at 102.00     N/R(4)       289,220
                Development Special Obligation Bonds, Series 2001A, 5.700%, 7/01/29
                (Pre-refunded 7/01/10) - RAAI Insured
       1,440   Gaithersburg, Maryland, Hospital Facilities Revenue Refunding              No Opt. Call        AAA     1,579,651
                and Improvement Bonds, Shady Grove Adventist Hospital, Series 1995,
                6.500%, 9/01/12 - FSA Insured (ETM)
         575   Howard County, Maryland, Consolidated Public Improvement                 2/12 at 100.00        AAA       632,897
                Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)
               Maryland Economic Development Corporation, Health and Mental Hygiene
               Providers Revenue Bonds, Series 1996A:
         840    7.625%, 4/01/21 (Pre-refunded 4/01/11)                                  4/11 at 102.00     N/R(4)       929,158
         625    7.625%, 4/01/21 (Pre-refunded 4/01/11)                                  4/11 at 102.00     N/R(4)       691,338
       3,200   Maryland Health and Higher Educational Facilities Authority,               No Opt. Call     N/R(4)     3,673,152
                Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 - AMBAC
                Insured (ETM)
       3,125   Maryland Health and Higher Educational Facilities Authority, Revenue     1/10 at 100.00        Aaa     3,213,781
                Bonds, Howard County General Hospital, Series 1993, 5.500%,
                7/01/25 (ETM)
       2,040   Maryland Health and Higher Educational Facilities Authority,             7/14 at 100.00      A2(4)     2,358,199
                Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                7/01/34 (Pre-refunded 7/01/14)
       1,500   Maryland Health and Higher Educational Facilities Authority,             7/12 at 100.00       A(4)     1,694,070
                Revenue Bonds, University of Maryland Medical System, Series 2002,
                6.000%, 7/01/22 (Pre-refunded 7/01/12)
         175   Maryland Transportation Authority, Revenue Refunding Bonds,                No Opt. Call        AAA       207,379
                Transportation Facilities Projects, First Series 1978, 6.800%,
                7/01/16 (ETM)
       1,000   Puerto Rico Infrastructure Financing Authority,                         10/10 at 101.00        AAA     1,054,020
                Special Obligation Bonds, Series 2000A, 5.500%, 10/01/20
                (Pre-refunded 10/01/10)
       1,000   Puerto Rico, Highway Revenue Bonds, Highway and Transportation           7/16 at 100.00        Aaa     1,213,230
                Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)
         235   Puerto Rico, The Children's Trust Fund, Tobacco Settlement               7/10 at 100.00        AAA       242,473
                Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                (Pre-refunded 7/01/10)
       2,000   Virgin Islands Public Finance Authority, Gross Receipts Taxes           10/10 at 101.00    BBB+(4)     2,123,840
                Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)
-------------------------------------------------------------------------------------------------------------------------------
      23,675   Total U.S. Guaranteed                                                                                 26,408,714
-------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.9% (2.7% OF TOTAL INVESTMENTS)
       2,500   Maryland Energy Financing Administration, Revenue Bonds,                 2/10 at 100.00        N/R     2,500,550
                AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                (Alternative Minimum Tax)
       3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,               7/14 at 100.00          A     3,524,080
                Series 2004PP, 5.000%, 7/01/22 - FGIC Insured
-------------------------------------------------------------------------------------------------------------------------------
       6,000   Total Utilities                                                                                        6,024,630
-------------------------------------------------------------------------------------------------------------------------------

20 Nuveen Investments

   PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)  RATINGS (3)    VALUE
------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 3.4% (2.4% OF TOTAL INVESTMENTS)
$      1,045   Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects,       No Opt. Call      AA   $  1,173,159
                Series 1994A, 5.000%, 7/01/24 - FGIC Insured
       1,655   Baltimore, Maryland, Wastewater Project Revenue Bonds,                   7/16 at 100.00      AA      1,740,646
                Series 2006C, 5.000%, 7/01/31 - AMBAC Insured
       1,260   Baltimore, Maryland, Wastewater Project Revenue Bonds,                   7/17 at 100.00      AA      1,289,484
                Series 2007D, 5.000%, 7/01/32 - AMBAC Insured
         860   Maryland Water Quality Financing Administration, Revolving                 No Opt. Call     AAA      1,013,906
                Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------
       4,820   Total Water and Sewer                                                                                5,217,195
------------------------------------------------------------------------------------------------------------------------------
$    213,570   Total Investments (cost $214,553,846) - 143.4%                                                     220,127,082
============------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.5)%                                                                  (9,962,000)
               ---------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 9.3%                                                                14,172,946
               ---------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (46.2)% (5)                                  (70,875,000)
               ---------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                     $153,463,028
               ===============================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 21

NFM |  Nuveen Maryland Dividend Advantage Municipal Fund
    |  Portfolio of Investments
                                                   November 30, 2009 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)    VALUE
-----------------------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 4.1% (2.8% OF TOTAL INVESTMENTS)
$      2,115   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue         9/16 at 100.00    Baa3   $  1,778,377
                Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insured
         310   Baltimore, Maryland, Subordinate Lien Convention Center Hotel            9/16 at 100.00     Ba1        247,851
                Revenue Bonds, Series 2006B, 5.875%, 9/01/39
         650   Maryland Economic Development Corporation, Revenue Bonds,               12/16 at 100.00     N/R        392,022
                Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31
-----------------------------------------------------------------------------------------------------------------------------
       3,075   Total Consumer Discretionary                                                                         2,418,250
-----------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)
       1,340   Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-        5/12 at 100.00     BBB      1,275,693
                Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------
               EDUCATION AND CIVIC ORGANIZATIONS - 12.1% (8.3% OF TOTAL INVESTMENTS)
         645   Hartford County, Maryland, Economic Development Revenue Bonds,           4/14 at 100.00      A+        636,228
                Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
         980   Maryland Economic Development Corporation, Utility Infrastructure        7/11 at 100.00     N/R      1,000,257
                Revenue Bonds, University of Maryland - College Park, Series 2001,
                5.000%, 7/01/19 - AMBAC Insured
       1,500   Maryland Health and Higher Educational Facilities Authority,             7/10 at 100.00    BBB-      1,450,620
                Educational Facilities Leasehold Mortgage Revenue Bonds, McLean
                School, Series 2001, 6.000%, 7/01/31
         500   Maryland Health and Higher Educational Facilities Authority,             7/14 at 100.00      A-        491,400
                Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
         585   Maryland Health and Higher Educational Facilities Authority,             7/14 at 100.00      AA        641,107
                Revenue Bonds, Johns Hopkins Hospital, Series 2004, Inverse 1003,
                13.207%, 7/01/33 (IF)
         565   Maryland Health and Higher Educational Facilities Authority,             6/17 at 100.00    Baa1        514,127
                Revenue Bonds, Maryland Institute College of Art, Series 2007,
                5.000%, 6/01/36
         475   Maryland Industrial Development Financing Authority, Revenue Bonds,      5/15 at 100.00     N/R        417,392
                Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35
         615   Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds,      5/15 at 100.00      A1        655,160
                Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20
               Puerto Rico Industrial, Tourist, Educational, Medical and
               Environmental Control Facilities Financing Authority, Higher
               Education Revenue Bonds, Ana G. Mendez University System, Series 1999:
         215    5.375%, 2/01/19                                                         2/10 at 100.50    BBB-        211,248
         410    5.375%, 2/01/29                                                         2/10 at 100.50    BBB-        372,760
         900   Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel   11/16 at 100.00    BBB+        746,847
                College, Series 2006, 4.500%, 11/01/36
-----------------------------------------------------------------------------------------------------------------------------
       7,390   Total Education and Civic Organizations                                                              7,137,146
-----------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE - 32.7% (22.4% OF TOTAL INVESTMENTS)
       1,325   Maryland Health and Higher Education Facilities Authority,               7/16 at 100.00       A      1,288,854
                Revenue Bonds, University of Maryland Medical System, Series 2006,
                5.000%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,             1/10 at 100.50     AAA      1,001,870
                Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%,
                7/01/28 - FSA Insured
       1,000   Maryland Health and Higher Educational Facilities Authority,             1/10 at 101.00      A2      1,001,100
                Revenue Bonds, Calvert Memorial Hospital, Series 1998, 5.000%,
                7/01/28
       1,000   Maryland Health and Higher Educational Facilities Authority,             7/12 at 100.00      A3      1,029,050
                Revenue Bonds, Carroll County General Hospital, Series 2002,
                6.000%, 7/01/26
         400   Maryland Health and Higher Educational Facilities Authority,             7/16 at 100.00      A3        380,172
                Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                7/01/40
         750   Maryland Health and Higher Educational Facilities Authority,             7/14 at 100.00     N/R        608,970
                Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                7/01/37 - RAAI Insured
         710   Maryland Health and Higher Educational Facilities Authority,             7/17 at 100.00    Baa3        606,219
                Revenue Bonds, Doctors Community Hospital, Series 2007A,
                5.000%, 7/01/29

22 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)    VALUE
-----------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)
$        500   Maryland Health and Higher Educational Facilities Authority,             7/12 at 100.00    Baa1   $    470,470
                Revenue Bonds, Frederick Memorial Hospital, Series 2002,
                5.125%, 7/01/35
         650   Maryland Health and Higher Educational Facilities Authority,             7/11 at 100.00      A+        626,808
                Revenue Bonds, Greater Baltimore Medical Center, Series 2001,
                5.000%, 7/01/34
       1,250   Maryland Health and Higher Educational Facilities Authority,             5/11 at 100.00      A+      1,265,038
                Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%,
                5/15/21
       2,225   Maryland Health and Higher Educational Facilities Authority,            12/09 at 101.00      A+      2,250,364
                Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%,
                7/01/15
       1,000   Maryland Health and Higher Educational Facilities Authority,             7/13 at 100.00    Baa3        914,940
                Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%,
                7/01/33
         485   Maryland Health and Higher Educational Facilities Authority,             7/17 at 100.00     AAA        499,793
                Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%,
                7/01/28 - AGC Insured
         700   Maryland Health and Higher Educational Facilities Authority,             8/14 at 100.00      A2        721,784
                Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24
       1,360   Maryland Health and Higher Educational Facilities Authority,             5/16 at 100.00     AAA      1,363,427
                Revenue Bonds, MedStar Health, Series 2007, 5.250%,
                5/15/46 - BHAC Insured
               Maryland Health and Higher Educational Facilities Authority,
               Revenue Bonds, Mercy Medical Center Project, Series 2007A:
         415    5.000%, 7/01/37                                                         7/17 at 100.00     BBB        370,080
         270    5.500%, 7/01/42                                                         7/17 at 100.00     BBB        258,188
       1,000   Maryland Health and Higher Educational Facilities Authority,             7/11 at 100.00     BBB        998,090
                Revenue Bonds, Mercy Medical Center, Series 2001, 5.625%,
                7/01/31
         700   Maryland Health and Higher Educational Facilities Authority,             7/16 at 100.00       A        699,972
                Revenue Bonds, Peninsula Regional Medical Center, Series 2006,
                5.000%, 7/01/36
       1,000   Maryland Health and Higher Educational Facilities Authority,             7/15 at 100.00      A3        963,620
                Revenue Bonds, Union Hospital of Cecil County, Series 2005,
                5.000%, 7/01/35
         980   Maryland Health and Higher Educational Facilities Authority,             1/18 at 100.00    BBB-        961,213
                Revenue Bonds, Washington County Hospital, Series 2008,
                5.750%, 1/01/38
         570   Maryland Health and Higher Educational Facilities Authority,             1/10 at 100.00      A3        570,222
                Revenue Refunding Bonds, Union Hospital of Cecil County, Series 1998,
                5.100%, 7/01/22
         700   Prince George's County, Maryland, Revenue Bonds, Dimensions              1/10 at 100.00      B3        466,662
                Health Corporation, Series 1994, 5.300%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------
      19,990   Total Health Care                                                                                   19,316,906
-----------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 17.0% (11.7% OF TOTAL INVESTMENTS)
       2,000   Maryland Community Development Administration, Housing Revenue           1/10 at 100.50     Aa2      2,002,680
                Bonds, Series 1998A, 5.625%, 1/01/40 (Alternative Minimum Tax)
       1,000   Maryland Community Development Administration, Multifamily              12/11 at 100.00     Aaa      1,003,030
                Housing Revenue Bonds, Princess Anne Apartments, Series 2001D,
                5.450%, 12/15/33 (Alternative Minimum Tax)
               Maryland Economic Development Corporation, Senior Lien Student
               Housing Revenue Bonds, University of Maryland - Baltimore,
               Series 2003A:
         215    4.250%, 10/01/10                                                          No Opt. Call      B2        210,193
          50    5.000%, 10/01/15                                                       10/13 at 100.00      B2         43,066
         210    5.625%, 10/01/23                                                       10/13 at 100.00      B2        157,494
       1,800   Maryland Economic Development Corporation, Student Housing               7/11 at 101.00     N/R      1,482,768
                Revenue Bonds, Sheppard Pratt University Village, Series 2001,
                6.000%, 7/01/33 - ACA Insured
         475   Maryland Economic Development Corporation, Student Housing               6/16 at 100.00    Baa2        422,674
                Revenue Refunding Bonds, University of Maryland College Park
                Projects, Series 2006, 5.000%, 6/01/33 - CIFG Insured
         750   Montgomery County Housing Opportunities Commission, Maryland,            1/10 at 100.50     Aaa        750,653
                FNMA/FHA-Insured Multifamily Housing Development Bonds, Series
                1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)
       2,000   Montgomery County Housing Opportunities Commission, Maryland,            7/10 at 100.00     Aaa      2,012,199
                Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                7/01/30 (Alternative Minimum Tax)
       2,000   Montgomery County Housing Opportunities Commission, Maryland,            7/11 at 100.00     Aaa      2,005,600
                Multifamily Housing Development Bonds, Series 2001A, 5.600%,
                7/01/42 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
      10,500   Total Housing/Multifamily                                                                           10,090,357
-----------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of Investments November 30, 2009 (Unaudited)

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)    VALUE
-----------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY - 9.7% (6.6% OF TOTAL INVESTMENTS)
$        985   Maryland Community Development Administration Department of              9/18 at 100.00     Aa2   $  1,023,799
                Housing and Community Development, Residential Revenue Bonds,
                Series 2008C, 5.375%, 9/01/39
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2006:
         600    4.750%, 9/01/25 (Alternative Minimum Tax) (UB)                          9/15 at 100.00     Aa2        587,580
         300    4.900%, 9/01/26 (Alternative Minimum Tax) (UB)                          9/15 at 100.00     Aa2        295,830
       1,200    4.875%, 9/01/26 (Alternative Minimum Tax) (UB)                          3/16 at 100.00     Aa2      1,181,688
         815    4.900%, 9/01/31 (Alternative Minimum Tax) (UB)                          9/16 at 100.00     Aa2        803,142
               Maryland Community Development Administration, Department of
               Housing and Community Development, Residential Revenue Bonds,
               Series 2007:
         250    5.000%, 9/01/27 (Alternative Minimum Tax) (UB)                          3/17 at 100.00     Aa2        251,038
         500    4.850%, 9/01/37 (Alternative Minimum Tax) (UB)                          3/17 at 100.00     Aa2        463,620
         970   Maryland Community Development Administration, Department of             9/14 at 100.00     Aa2        908,202
                Housing and Community Development, Residential Revenue Bonds,
                Series 2005, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
         200   Maryland Community Development Administration, Residential Revenue       9/10 at 100.00     Aa2        200,332
                Bonds, Series 2001B, 5.450%, 9/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
       5,820   Total Housing/Single Family                                                                          5,715,231
-----------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)
         410   Maryland Economic Development Corporation, Solid Waste Disposal          4/12 at 101.00     BBB        403,124
                Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16
                (Alternative Minimum Tax)
       1,000   Northeast Maryland Waste Disposal Authority, Baltimore,                  1/10 at 100.00     BBB      1,000,800
                Resource Recovery Revenue Bonds, RESCO Retrofit Project,
                Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------
       1,410   Total Industrials                                                                                    1,403,924
-----------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 3.4% (2.3% OF TOTAL INVESTMENTS)
         850   Baltimore County, Maryland, Revenue Bonds, Oak Crest Village,            1/17 at 100.00    BBB+        774,886
                Series 2007A, 5.000%, 1/01/37
         300   Maryland Health and Higher Educational Facilities Authority,             7/16 at 100.00     N/R        269,358
                Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31
         720   Maryland Health and Higher Educational Facilities Authority,             1/17 at 100.00     N/R        581,364
                Revenue Bonds, King Farm Presbyterian Community, Series 2007A,
                5.250%, 1/01/27
         440   Maryland Health and Higher Educational Facilities Authority,             7/17 at 100.00      A-        383,491
                Revenue Bonds, Mercy Ridge Retirement Community, Series 2007,
                4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------
       2,310   Total Long-Term Care                                                                                 2,009,099
-----------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL - 18.5% (12.7% OF TOTAL INVESTMENTS)
         565   Anne Arundel County, Maryland, General Obligation Bonds,                 3/16 at 100.00     AAA        628,077
                Series 2006, 5.000%, 3/01/21
       3,500   Baltimore County, Maryland, Metropolitan District Special                6/11 at 101.00     AAA      3,608,113
                Assessment Bonds, 67th Issue, 5.000%, 6/01/27
         300   Carroll County, Maryland, Consolidated Public Improvement Bonds,        12/15 at 100.00     AA+        349,581
                Series 2005A, 5.000%, 12/01/16
         600   Frederick, Maryland, General Obligation Bonds,                           8/15 at 100.00      AA        692,874
                Series 2005, 5.000%, 8/01/16 - NPFG Insured
       1,360   Howard County, Maryland, Consolidated Public Improvement                 2/10 at 100.00     AAA      1,364,855
                Bonds, Series 2001A, 4.750%, 2/15/21
       1,000   Maryland National Capital Park Planning Commission,                      1/14 at 100.00     AAA      1,128,520
                Prince George's County, General Obligation Bonds, Park Acquisition
                and Development, Series 2004EE-2, 5.000%, 1/15/17
       1,360   Montgomery County, Maryland, Consolidated General Obligation               No Opt. Call     AAA      1,609,941
                Public Improvement Bonds, Series 2006, 5.000%, 5/01/16
         740   Ocean City, Maryland, General Obligation Bonds,                          3/11 at 101.00     AA-        761,460
                Series 2001, 4.875%, 3/01/19 - FGIC Insured
         700   Washington Suburban Sanitary District, Montgomery and Prince             6/15 at 100.00     AAA        821,583
                George's Counties, Maryland, Sewerage Disposal Bonds, Series
                2005, 5.000%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------
      10,125   Total Tax Obligation/General                                                                        10,965,004
-----------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

   PRINCIPAL                                                                           OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)   RATINGS (3)    VALUE
-----------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED - 15.7% (10.8% OF TOTAL INVESTMENTS)
$        360   Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds,      No Opt. Call        N/R  $  363,895
                Parole Town Center Project, Series 2002, 5.000%, 7/01/12
         350   Hyattsville, Maryland, Special Obligation Bonds, University Town         7/14 at 102.00        N/R     282,331
                Center Project, Series 2004, 5.750%, 7/01/34
       1,500   Maryland Department of Transportation, Consolidated Transportation         No Opt. Call        AAA   1,797,750
                Revenue Bonds, Series 2002,  5.500%, 2/01/16
       1,405   Maryland Economic Development Corporation, Lease Revenue Bonds,          6/12 at 100.50        AA+   1,531,562
                Department of Transportation Headquarters Building, Series 2002,
                5.375%, 6/01/19
         370   Maryland Economic Development Corporation, Lease Revenue Bonds,          9/12 at 100.00        AA+     409,657
                Montgomery County Town Square Parking Garage, Series 2002A,
                5.000%, 9/15/13
         740   Prince George's County, Maryland, Lease Revenue Bonds, Upper Marlboro    6/13 at 100.00        AA+     824,834
                Justice Center, Series 2003A, 5.000%, 6/30/14 - NPFG Insured
         895   Prince George's County, Maryland, Special Obligation Bonds, National     7/15 at 100.00        N/R     745,267
                Harbor Project, Series 2005, 5.200%, 7/01/34
         450   Prince George's County, Maryland, Special Tax District Bonds, Victoria   7/13 at 100.00        N/R     343,994
                Falls Project, Series  2005, 5.250%, 7/01/35
       1,000   Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,   No Opt. Call        BBB     951,610
                Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
         700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation             No Opt. Call          A     737,814
                Authority, Series 2003AA, 5.500%, 7/01/19 - NPFG Insured
       1,290   Virgin Islands Public Finance Authority, Gross Receipts Taxes           10/10 at 101.00       BBB+   1,320,870
                Loan Note, Series 1999A, 6.375%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------
       9,060   Total Tax Obligation/Limited                                                                         9,309,584
-----------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION - 4.2% (2.9% OF TOTAL INVESTMENTS)
         650   Maryland Health and Higher Educational Facilities Authority,             7/11 at 100.00        N/R     614,335
                Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001,
                5.000%, 7/01/27 - AMBAC Insured
       1,785   Maryland Transportation Authority, Revenue Bonds, Transportation         7/17 at 100.00        AAA   1,901,346
                Facilities Projects, Series 2007, 5.000%, 7/01/30 - FSA Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------
       2,435   Total Transportation                                                                                 2,515,681
-----------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED - 19.9% (13.7% OF TOTAL INVESTMENTS) (4)
       1,015   Baltimore, Maryland, Revenue Refunding Bonds, Water Projects,              No Opt. Call      AA(4)   1,153,060
                Series 1998A, 5.000%, 7/01/28 - FGIC Insured (ETM)
               Frederick County, Maryland, Educational Facilities Revenue Bonds,
               Mount St. Mary's College, Series 2001A:
         465    5.700%, 9/01/20 (Pre-refunded 3/01/10)                                  3/10 at 101.00    BBB-(4)     475,951
         500    5.750%, 9/01/25 (Pre-refunded 3/01/10)                                  3/10 at 101.00    BBB-(4)     511,835
         500   Maryland Health and Higher Educational Facilities Authority,             4/11 at 101.00     N/R(4)     546,065
                Revenue Bonds, Collington Episcopal Life Care Community Inc.,
                Series 2001A, 6.750%, 4/01/23 (Pre-refunded 4/01/11)
         585   Maryland Health and Higher Educational Facilities Authority,             7/14 at 100.00      A2(4)     676,248
                Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%,
                7/01/34 (Pre-refunded 7/01/14)
         625   Maryland Health and Higher Educational Facilities Authority,             6/11 at 100.00    Baa1(4)     670,631
                Revenue Bonds, Maryland Institute College of Art, Series 2001,
                5.500%, 6/01/32 (Pre-refunded 6/01/11)
       2,000   Maryland Health and Higher Educational Facilities Authority,             7/11 at 100.00       A(4)   2,146,739
                Revenue Bonds, University of Maryland Medical System, Series 2001,
                5.250%, 7/01/28 (Pre-refunded 7/01/11)
         640   Maryland Transportation Authority, Revenue Refunding Bonds,                No Opt. Call        AAA     758,413
                Transportation Facilities Projects, First Series 1978, 6.800%,
                7/01/16 (ETM)
               Puerto Rico Infrastructure Financing Authority, Special
               Obligation Bonds, Series 2000A:
       2,300    5.500%, 10/01/32 (Pre-refunded 10/01/10)                               10/10 at 101.00        AAA   2,424,245
       1,700    5.500%, 10/01/40 (Pre-refunded 10/01/10)                               10/10 at 101.00        AAA   1,791,834
         590   Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-        7/10 at 100.00        AAA     608,762
                Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)
-----------------------------------------------------------------------------------------------------------------------------
      10,920   Total U.S. Guaranteed                                                                               11,763,783
-----------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments November 30, 2009 (Unaudited)

   PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)   DESCRIPTION (1)                                                          PROVISIONS (2)   RATINGS (3)    VALUE
------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 1.7% (1.2% OF TOTAL INVESTMENTS)
$      1,000   Maryland Energy Financing Administration, Revenue Bonds, AES             2/10 at 100.00      N/R  $  1,000,220
                Warrior Run Project, Series 1995, 7.400%, 9/01/19
                (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 2.1% (1.5% OF TOTAL INVESTMENTS)
         285   Baltimore, Maryland, Wastewater Project Revenue Bonds,                   7/16 at 100.00       AA       299,749
                Series 2006C, 5.000%, 7/01/31 - AMBAC Insured
         540   Baltimore, Maryland, Wastewater Project Revenue Bonds,                   7/17 at 100.00       AA       552,636
                Series 2007D, 5.000%, 7/01/32 - AMBAC Insured
         355   Maryland Water Quality Financing Administration, Revolving                 No Opt. Call      AAA       418,532
                Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15
------------------------------------------------------------------------------------------------------------------------------
       1,180   Total Water and Sewer                                                                                1,270,917
------------------------------------------------------------------------------------------------------------------------------
$     86,555   Total Investments (cost $86,214,950) - 145.7%                                                       86,191,795
============------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.7)%                                                                  (3,973,000)
               ---------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.6%                                                                 2,770,214
               ---------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (43.6)% (5)                                  (25,825,000)
               ---------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                     $ 59,164,009
               ===============================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

26 Nuveen Investments

NZR | Nuveen Maryland Dividend Advantage Municipal Fund 2
    | Portfolio of Investments
                                                   November 30, 2009 (Unaudited)


      PRINCIPAL                                                                    OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                PROVISIONS (2)   RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER DISCRETIONARY - 4.3% (3.0% OF TOTAL INVESTMENTS)
$         2,320    Baltimore, Maryland, Senior Lien Convention Center             9/16 at 100.00          Baa3       $  1,950,749
                      Hotel Revenue Bonds, Series 2006A, 5.250%,
                      9/01/39 - SYNCORA GTY Insured
            310    Baltimore, Maryland, Subordinate Lien Convention Center        9/16 at 100.00           Ba1            247,851
                      Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39
            650    Maryland Economic Development Corporation, Revenue            12/16 at 100.00           N/R            392,022
                      Bonds, Chesapeake Bay Hyatt Conference Center,
                      Series 2006A, 5.000%, 12/01/31
----------------------------------------------------------------------------------------------------------------------------------
          3,280    Total Consumer Discretionary                                                                         2,590,622
----------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 2.2% (1.5% OF TOTAL INVESTMENTS)
            675    Puerto Rico, The Children's Trust Fund, Tobacco Settlement     5/12 at 100.00           BBB            642,607
                      Asset-Backed Refunding Bonds, Series 2002, 5.375%,
                      5/15/33
            800    Tobacco Settlement Financing Corporation, Virgin Islands,      5/11 at 100.00          Baa3            650,240
                      Tobacco Settlement Asset-Backed Bonds, Series 2001,
                      5.000%, 5/15/31
----------------------------------------------------------------------------------------------------------------------------------
          1,475    Total Consumer Staples                                                                               1,292,847
----------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (10.8% OF TOTAL
                      INVESTMENTS)
          1,100    Anne Arundel County, Maryland, Economic Development Revenue    9/12 at 102.00            A3          1,129,524
                      Bonds, Community College Project, Series 2002, 5.125%,
                      9/01/22
            500    Frederick County, Maryland, Educational Facilities             9/16 at 100.00          BBB-            448,090
                      Revenue Bonds, Mount Saint Mary's College,
                      Series 2006, 5.625%, 9/01/38
            645    Hartford County, Maryland, Economic Development Revenue        4/14 at 100.00            A+            636,228
                      Bonds, Battelle Memorial Institute, Series 2004,
                      5.250%, 4/01/34
            250    Maryland Health and Higher Educational Facilities              7/10 at 100.00          BBB-            241,770
                      Authority, Educational Facilities Leasehold
                      Mortgage Revenue Bonds, McLean School, Series
                      2001, 6.000%, 7/01/31
            415    Maryland Health and Higher Educational Facilities              1/11 at 101.00           AAA            421,449
                      Authority, Revenue Bonds, Bullis School, Series
                      2000, 5.250%, 7/01/30 - FSA Insured
            500    Maryland Health and Higher Educational Facilities              7/14 at 100.00            A-            491,400
                      Authority, Revenue Bonds, Goucher College,
                      Series 2004, 5.125%, 7/01/34
            585    Maryland Health and Higher Educational Facilities              7/14 at 100.00            AA            641,107
                      Authority, Revenue Bonds, Johns Hopkins Hospital,
                      Series 2004, Inverse 1003, 13.207%, 7/01/33 (IF)
            750    Maryland Health and Higher Educational Facilities              6/16 at 100.00          Baa1            709,523
                      Authority, Revenue Bonds, Maryland Institute
                      College of Art, Series 2006, 5.000%, 6/01/30
            565    Maryland Health and Higher Educational Facilities              6/17 at 100.00          Baa1            514,127
                      Authority, Revenue Bonds, Maryland Institute
                      College of Art, Series 2007, 5.000%, 6/01/36
            500    Maryland Industrial Development Financing Authority,           5/15 at 100.00           N/R            439,360
                      Revenue Bonds, Our Lady of Good Counsel High School,
                      Series 2005A, 6.000%, 5/01/35
            590    Montgomery County Revenue Authority, Maryland, Lease           5/15 at 100.00            A1            636,864
                      Revenue Bonds, Montgomery College Arts Center
                      Project, Series 2005A, 5.000%, 5/01/18
            500    Morgan State University, Maryland, Student Tuition and Fee     7/12 at 100.00            A+            509,615
                      Revenue Bonds, Academic Fees and Auxiliary Facilities,
                      Series 2001, 4.900%, 7/01/21 - FGIC Insured
            500    Morgan State University, Maryland, Student Tuition and Fee     7/13 at 100.00            A+            527,405
                      Revenue Bonds, Academic Fees and Auxiliary Facilities,
                      Series 2003A, 5.000%, 7/01/20 - FGIC Insured
          1,140    University of Maryland, Auxiliary Facility and Tuition         4/11 at 100.00           AA+          1,202,290
                      Revenue Bonds, Series 2001B, 4.500%, 4/01/19
            650    University of Maryland, Auxiliary Facility and Tuition        10/16 at 100.00           AA+            718,361
                      Revenue Bonds, Series 2006A, 5.000%, 10/01/22
            200    Westminster, Maryland, Educational Facilities Revenue         11/16 at 100.00          BBB+            189,784
                      Bonds, McDaniel College, Series 2006, 5.000%,
                      11/01/31
----------------------------------------------------------------------------------------------------------------------------------
          9,390    Total Education and Civic Organizations                                                              9,456,897
----------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 26.7% (18.3% OF TOTAL INVESTMENTS)
          1,000    Maryland Health and Higher Educational Facilities Authority,   1/10 at 100.50           AAA            995,210
                      Revenue Bonds, Anne Arundel Medical Center, Series 1998,
                      5.125%, 7/01/33 - FSA Insured

                                                           Nuveen Investments 27

    |  Portfolio of Investments November 30, 2009 (Unaudited)

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$           775    Maryland Health and Higher Educational Facilities              7/14 at 100.00            A2       $    788,446
                      Authority, Revenue Bonds, Calvert Memorial Hospital,
                      Series 2004, 5.500%, 7/01/36
          1,000    Maryland Health and Higher Educational Facilities              7/12 at 100.00            A3          1,029,050
                      Authority, Revenue Bonds, Carroll County General
                       Hospital, Series 2002, 6.000%, 7/01/26
            750    Maryland Health and Higher Educational Facilities              7/14 at 100.00           N/R            608,970
                      Authority, Revenue Bonds, Civista Medical Center,
                      Series 2005, 5.000%, 7/01/37 - RAAI Insured
            715    Maryland Health and Higher Educational Facilities              7/17 at 100.00          Baa3            610,488
                      Authority, Revenue Bonds, Doctors Community
                      Hospital, Series 2007A, 5.000%, 7/01/29
            500    Maryland Health and Higher Educational Facilities              7/12 at 100.00          Baa1            470,470
                      Authority, Revenue Bonds, Frederick Memorial
                      Hospital, Series 2002, 5.125%, 7/01/35
            650    Maryland Health and Higher Educational Facilities              7/11 at 100.00            A+            626,808
                      Authority, Revenue Bonds, Greater Baltimore
                      Medical Center, Series 2001, 5.000%, 7/01/34
          1,000    Maryland Health and Higher Educational Facilities              7/13 at 100.00          Baa3            914,940
                      Authority, Revenue Bonds, Kennedy Krieger Institute,
                      Series 2003, 5.500%, 7/01/33
            480    Maryland Health and Higher Educational Facilities              7/17 at 100.00           AAA            494,640
                      Authority, Revenue Bonds, LifeBridge Health System,
                      Series 2008, 5.000%, 7/01/28 - AGC Insured
            700    Maryland Health and Higher Educational Facilities              8/14 at 100.00            A2            721,784
                      Authority, Revenue Bonds, MedStar Health, Series
                      2004, 5.375%, 8/15/24
          1,360    Maryland Health and Higher Educational Facilities              5/16 at 100.00           AAA          1,363,427
                      Authority, Revenue Bonds, MedStar Health, Series
                      2007, 5.250%, 5/15/46 - BHAC Insured
                   Maryland Health and Higher Educational Facilities
                   Authority, Revenue Bonds, Mercy Medical Center Project,
                   Series 2007A:
            415       5.000%, 7/01/37                                             7/17 at 100.00           BBB            370,080
            280       5.500%, 7/01/42                                             7/17 at 100.00           BBB            267,750
          1,500    Maryland Health and Higher Educational Facilities              7/11 at 100.00           BBB          1,497,135
                      Authority, Revenue Bonds, Mercy Medical Center,
                      Series 2001, 5.625%, 7/01/31
            700    Maryland Health and Higher Educational Facilities              7/16 at 100.00             A            699,972
                      Authority, Revenue Bonds, Peninsula Regional Medical
                      Center, Series 2006, 5.000%, 7/01/36
          1,500    Maryland Health and Higher Educational Facilities              7/15 at 100.00            A3          1,432,170
                      Authority, Revenue Bonds, Union Hospital of Cecil
                      County, Series 2005, 5.000%, 7/01/40
            980    Maryland Health and Higher Educational Facilities              1/18 at 100.00          BBB-            961,213
                      Authority, Revenue Bonds, Washington County
                      Hospital, Series 2008, 5.750%, 1/01/38
          1,610    Montgomery County, Maryland, Economic Development             12/11 at 100.00            AA          1,629,980
                      Revenue Bonds, Trinity Healthcare Group, Series
                      2001, 5.125%, 12/01/22
            700    Prince George's County, Maryland, Revenue Bonds,               1/10 at 100.00            B3            466,662
                      Dimensions Health Corporation, Series 1994,
                      5.300%, 7/01/24
----------------------------------------------------------------------------------------------------------------------------------
         16,615    Total Health Care                                                                                   15,949,195
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 9.2% (6.3% OF TOTAL INVESTMENTS)
             10    Maryland Community Development Administration, Insured         5/11 at 100.00           N/R             10,052
                      Multifamily Housing Mortgage Loan Revenue Bonds,
                      Series 2001A, 5.100%, 5/15/28
          3,145    Maryland Community Development Administration,                12/11 at 100.00           Aaa          3,154,529
                      Multifamily Development Revenue Bonds, Waters
                      Towers Senior Apartments, Series 2001F, 5.450%,
                      12/15/33 (Alternative Minimum Tax)
          1,110    Maryland Community Development Administration,                12/11 at 100.00           Aaa          1,113,363
                      Multifamily Housing Revenue Bonds, Princess Anne
                      Apartments, Series 2001D, 5.450%, 12/15/33
                      (Alternative Minimum Tax)
          1,000    Maryland Economic Development Corporation, Senior Lien        10/13 at 100.00            B2            749,970
                      Student Housing Revenue Bonds, University of
                      Maryland - Baltimore, Series 2003A, 5.625%, 10/01/23
            520    Maryland Economic Development Corporation, Student             6/16 at 100.00          Baa2            462,717
                      Housing Revenue Refunding Bonds, University of
                      Maryland College Park Projects, Series 2006,
                      5.000%, 6/01/33 - CIFG Insured
----------------------------------------------------------------------------------------------------------------------------------
          5,785    Total Housing/Multifamily                                                                            5,490,631
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 10.4% (7.1% OF TOTAL INVESTMENTS)
          1,030    Maryland Community Development Administration                  9/18 at 100.00           Aa2          1,070,572
                      Department of Housing and Community Development,
                      Residential Revenue Bonds, Series 2008C, 5.375%,
                      9/01/39

28 Nuveen Investments

     PRINCIPAL                                                                  OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY (continued)
                 Maryland Community Development Administration, Department
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2006:
$          600      4.750%, 9/01/25 (Alternative Minimum Tax) (UB)              9/15 at 100.00             Aa2        $   587,580
           300      4.900%, 9/01/26 (Alternative Minimum Tax) (UB)              9/15 at 100.00             Aa2            295,830
         1,000      4.875%, 9/01/26 (Alternative Minimum Tax) (UB)              3/16 at 100.00             Aa2            984,740
           815      4.900%, 9/01/31 (Alternative Minimum Tax) (UB)              9/16 at 100.00             Aa2            803,142
                 Maryland Community Development Administration, Department
                 of Housing and Community Development, Residential Revenue
                 Bonds, Series 2007:
           250      5.000%, 9/01/27 (Alternative Minimum Tax) (UB)              3/17 at 100.00             Aa2            251,038
           500      4.850%, 9/01/37 (Alternative Minimum Tax) (UB)              3/17 at 100.00             Aa2            463,620
           970   Maryland Community Development Administration, Department      9/14 at 100.00             Aa2            908,202
                    of Housing and Community Development, Residential
                    Revenue Bonds, Series 2005, 4.900%, 9/01/36
                    (Alternative Minimum Tax) (UB)
           810   Maryland Community Development Administration,                 9/10 at 100.00             Aa2            810,753
                    Residential Revenue Bonds, Series 2001H, 5.350%, 9/01/32
                    (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
         6,275   Total Housing/Single Family                                                                            6,175,477
----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 2.6% (1.8% OF TOTAL INVESTMENTS)
           410   Maryland Economic Development Corporation, Solid Waste         4/12 at 101.00             BBB            403,124
                    Disposal Revenue Bonds, Waste Management Inc.,
                    Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)
         1,150   Northeast Maryland Waste Disposal Authority, Baltimore,        1/10 at 100.00             BBB          1,150,920
                    Resource Recovery Revenue Bonds, RESCO Retrofit
                    Project, Series 1998, 4.750%, 1/01/12 (Alternative
                    Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
         1,560   Total Industrials                                                                                      1,554,044
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 3.5% (2.3% OF TOTAL INVESTMENTS)
           860   Baltimore County, Maryland, Revenue Bonds, Oak Crest           1/17 at 100.00            BBB+            784,002
                    Village, Series 2007A, 5.000%, 1/01/37
           300   Maryland Health and Higher Educational Facilities              7/16 at 100.00             N/R            269,358
                    Authority, Revenue Bonds, Edenwald, Series
                    2006A, 5.400%, 1/01/31
                 Maryland Health and Higher Educational Facilities
                 Authority, Revenue Bonds, King Farm
                 Presbyterian Community, Series 2007A:
           500      5.000%, 1/01/17                                               No Opt. Call             N/R            455,530
           220      5.250%, 1/01/27                                             1/17 at 100.00             N/R            177,639
           435   Maryland Health and Higher Educational Facilities              7/17 at 100.00              A-            379,133
                    Authority, Revenue Bonds, Mercy Ridge
                    Retirement Community, Series 2007, 4.750%, 7/01/34
----------------------------------------------------------------------------------------------------------------------------------
         2,315   Total Long-Term Care                                                                                   2,065,662
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 21.4% (14.6% OF TOTAL INVESTMENTS)
           300   Carroll County, Maryland, Consolidated Public Improvement     12/15 at 100.00             AA+            349,581
                    Bonds, Series 2005A, 5.000%, 12/01/16
                 Cecil County, Maryland, Consolidated General Obligation
                 Public Improvement Bonds, Series 2001B:
           975      4.600%, 8/01/18                                             8/11 at 101.00              AA          1,038,999
         1,020      4.600%, 8/01/19                                             8/11 at 101.00              AA          1,086,953
           600   Frederick, Maryland, General Obligation Bonds, Series 2005,    8/15 at 100.00              AA            692,874
                    5.000%, 8/01/16 - NPFG Insured
           510   Frederick, Maryland, General Obligation Refunding and         12/11 at 101.00              AA            544,741
                    Improvement Bonds, Series 2001,
                    4.750%, 12/01/19
         1,000   Montgomery County, Maryland, Consolidated General                No Opt. Call             AAA          1,177,180
                    Obligation Public Improvement Bonds,
                    Series 2005A, 5.000%, 7/01/15
         4,730   Montgomery County, Maryland, Consolidated General             10/11 at 101.00             AAA          5,004,244
                    Obligation Public Improvement Refunding
                    Bonds, Series 2001, 5.250%, 10/01/18
           770   Puerto Rico, General Obligation and Public Improvement         7/11 at 100.00             AAA            776,329
                    Bonds, Series 2001, 5.000%, 7/01/24 -
                    FSA Insured
           800   Washington Suburban Sanitary District, Montgomery and          6/15 at 100.00             AAA            938,952
                    Prince George's Counties, Maryland,
                    Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16

                                                           Nuveen Investments 29

    | Portfolio of Investments November 30, 2009 (Unaudited)

     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (continued)
$        1,000   Washington Suburban Sanitary District, Montgomery and          6/15 at 100.00             AAA        $ 1,173,690
                    Prince George's Counties, Maryland,
                    Water Supply Bonds, Series 2005, 5.000%, 6/01/16
----------------------------------------------------------------------------------------------------------------------------------
        11,705   Total Tax Obligation/General                                                                          12,783,543
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 17.5% (11.9% OF TOTAL INVESTMENTS)
           355   Anne Arundel County, Maryland, Tax Increment Financing           No Opt. Call             N/R            358,841
                    Revenue Bonds, Parole Town Center
                    Revenue Bonds, Parole Town Center
                    Project, Series 2002, 5.000%, 7/01/12
           530   Baltimore Board of School Commissioners, Maryland, Revenue     5/13 at 100.00             AA+            593,881
                    Bonds, City Public School System,
                    Series 2003A, 5.000%, 5/01/15
                 Baltimore County, Maryland, Certificates of Participation,
                 Health and Social Services Building
                 Project, Series 2001:
         1,580      5.000%, 8/01/20                                             8/11 at 101.00             AA+          1,636,659
         1,660      5.000%, 8/01/21                                             8/11 at 101.00             AA+          1,715,328
           110   Frederick County, Maryland, Lake Linganore Village
                    Community Development Special Obligation                    7/10 at 102.00             N/R            101,120
                    Bonds, Series 2001A, 5.700%, 7/01/29 - RAAI Insured
           350   Hyattsville, Maryland, Special Obligation Bonds, University    7/14 at 102.00             N/R            282,331
                    Town Center Project, Series 2004, 5.750%, 7/01/34
         1,000   Maryland Department of Transportation, Consolidated              No Opt. Call             AAA          1,198,500
                    Transportation Revenue Bonds, Series 2002,
                    5.500%, 2/01/16
         1,405   Maryland Economic Development Corporation, Lease Revenue       6/12 at 100.50             AA+          1,531,562
                    Bonds, Department of Transportation
                    Headquarters Building, Series 2002, 5.375%, 6/01/19
         1,000   Montgomery County, Maryland, Special Obligation Bonds, West    7/12 at 101.00              A3            944,000
                    Germantown Development District, Senior Series 2002A,
                    5.500%, 7/01/27 - RAAI Insured
           895   Prince George's County, Maryland, Special Obligation Bonds,    7/15 at 100.00             N/R            745,267
                    National Harbor Project, Series 2005, 5.200%, 7/01/34
           475   Prince George's County, Maryland, Special Tax District         7/13 at 100.00             N/R            363,104
                    Bonds, Victoria Falls Project, Series 2005, 5.250%,
                    7/01/35
         1,000   Puerto Rico Highway and Transportation Authority, Highway        No Opt. Call             BBB            951,610
                    Revenue Bonds, Series 2007N, 5.250%,
                    7/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        10,360   Total Tax Obligation/Limited                                                                          10,422,203
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 5.7% (3.9% OF TOTAL INVESTMENTS)
                 Maryland Health and Higher Educational Facilities
                 Authority, Parking Facilities Revenue Bonds,
                 Johns Hopkins Hospital, Series 2001:
           650      5.000%, 7/01/27 - AMBAC Insured                             7/11 at 100.00             N/R            614,335
         1,000      5.000%, 7/01/34 - AMBAC Insured                             7/11 at 100.00             N/R            878,050
         1,780   Maryland Transportation Authority, Revenue Bonds,              7/17 at 100.00             AAA          1,896,020
                    Transportation Facilities Projects, Series
                    2007, 5.000%, 7/01/30 - FSA Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
         3,430   Total Transportation                                                                                   3,388,405
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 22.3% (15.3% OF TOTAL INVESTMENTS) (4)
         1,000   Baltimore County, Maryland, Consolidated General Obligation    8/12 at 100.00             AAA          1,110,280
                    Public Improvement Bonds, Series
                    2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)
                 Frederick County, Maryland, Educational Facilities
                 Revenue Bonds, Mount St. Mary's College, Series 2001A:
           100      5.750%, 9/01/25 (Pre-refunded 3/01/10)                      3/10 at 101.00        BBB- (4)            102,367
           100      5.800%, 9/01/30 (Pre-refunded 3/01/10)                      3/10 at 101.00        BBB- (4)            102,380
            90   Frederick County, Maryland, Lake Linganore Village             7/10 at 102.00         N/R (4)             94,654
                    Community Development Special Obligation
                    Bonds, Series 2001A, 5.700%, 7/01/29 (Pre-refunded
                    7/01/10) - RAAI Insured
            25   Maryland Health and Higher Educational Facilities              4/11 at 101.00         N/R (4)             27,303
                    Authority, Revenue Bonds, Collington
                    Episcopal Life Care Community Inc., Series 2001A,
                    6.750%, 4/01/23 (Pre-refunded 4/01/11)
         1,260   Maryland Health and Higher Educational Facilities                No Opt. Call         N/R (4)          1,432,834
                    Authority, Revenue Bonds, Helix Health,
                    Series 1997, 5.000%, 7/01/17 - AMBAC Insured (ETM)
           525   Maryland Health and Higher Educational Facilities              7/14 at 100.00          A2 (4)            606,890
                    Authority, Revenue Bonds, LifeBridge Health
                    System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded
                    7/01/14)
         1,250   Maryland Health and Higher Educational Facilities              6/11 at 100.00        Baa1 (4)          1,341,263
                    Authority, Revenue Bonds, Maryland Institute
                    College of Art, Series 2001, 5.500%, 6/01/32
                    (Pre-refunded 6/01/11)

30 Nuveen Investments

    PRINCIPAL                                                                               OPTIONAL CALL
  AMOUNT(000)  DESCRIPTION (1)                                                             PROVISIONS (2)  RATINGS (3)      VALUE
----------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)
$       2,000  Maryland Health and Higher Educational Facilities Authority,                7/11 at 100.00      A (4)  $ 2,146,740
                  Revenue Bonds, University of Maryland Medical System,
                  Series 2001, 5.250%, 7/01/28 (Pre-refunded 7/01/11)
          900  Maryland Transportation Authority, Revenue Refunding Bonds,                   No Opt. Call        AAA    1,066,518
                  Transportation Facilities Projects, First Series 1978,
                  6.800%, 7/01/16 (ETM)
        1,000  Prince George's County, Maryland, General Obligation Consolidated          12/11 at 101.00        AAA    1,103,480
                  Public Improvement Bonds, Series 2001, 5.250%, 12/01/20
                  (Pre-refunded 12/01/11) - FGIC Insured
        3,000  Puerto Rico Infrastructure Financing Authority, Special                    10/10 at 101.00        AAA    3,162,060
                  Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                  (Pre-refunded 10/01/10)
        1,000  Puerto Rico, The Children's Trust Fund, Tobacco Settlement                  7/10 at 100.00        AAA    1,033,260
                  Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                  (Pre-refunded 7/01/10)
----------------------------------------------------------------------------------------------------------------------------------
       12,250  Total U.S. Guaranteed                                                                                   13,330,029
----------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 3.2% (2.2% OF TOTAL INVESTMENTS)
        1,000  Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%, 10/01/34 -       4/10 at 101.00          A      923,810
                  NPFG Insured
        1,000  Maryland Energy Financing Administration, Revenue Bonds, AES Warrior        2/10 at 100.00        N/R    1,000,220
                  Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        2,000  Total Utilities                                                                                          1,924,030
----------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 1.4% (1.0% OF TOTAL INVESTMENTS)
          285  Baltimore, Maryland, Wastewater Project Revenue Bonds,                      7/16 at 100.00         AA      299,749
                  Series 2006C, 5.000%, 7/01/31 - AMBAC Insured
          540  Baltimore, Maryland, Wastewater Project Revenue Bonds,                      7/17 at 100.00         AA      552,637
                  Series 2007D, 5.000%, 7/01/32 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
          825  Total Water and Sewer                                                                                      852,386
----------------------------------------------------------------------------------------------------------------------------------
$      87,265  Total Investments (cost $86,942,589) - 146.3%                                                           87,275,971
=============---------------------------------------------------------------------------------------------------------------------
               Floating Rate Obligations - (6.4)%                                                                      (3,840,000)
               -------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.7%                                                                     2,827,340
               -------------------------------------------------------------------------------------------------------------------
               Auction Rate Preferred Shares, at Liquidation Value - (44.6)% (5)                                      (26,625,000)
               -------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                        $  59,638,311
               ===================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.5%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.



                                See accompanying notes to financial statements.



                                                           Nuveen Investments 31

 NWI  |  Nuveen Maryland Dividend Advantage Municipal Fund 3
      |  Portfolio of Investments
                                                   November 30, 2009 (Unaudited)

   PRINCIPAL                                                                                OPTIONAL CALL
AMOUNT (000)  DESCRIPTION (1)                                                              PROVISIONS (2)   RATINGS (3)    VALUE
---------------------------------------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 3.6% (2.4% OF TOTAL INVESTMENTS)
$     2,385   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue             9/16 at 100.00      Baa3   $ 2,005,403
                 Bonds, Series 2006A, 5.250%, 9/01/39 - SYNCORA GTY Insureds
        380   Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue        9/16 at 100.00       Ba1       303,818
                 Bonds, Series 2006B, 5.875%, 9/01/39
        700   Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay    12/16 at 100.00       N/R       422,177
                 Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31
---------------------------------------------------------------------------------------------------------------------------------
      3,465   Total Consumer Discretionary                                                                              2,731,398
---------------------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES - 2.9% (2.0% OF TOTAL INVESTMENTS)
      2,340   Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed      5/12 at 100.00       BBB     2,227,703
                 Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------------------------
              EDUCATION AND CIVIC ORGANIZATIONS - 12.8% (8.8% OF TOTAL INVESTMENTS)
        225   Anne Arundel County, Maryland, Economic Development Revenue Bonds,           9/12 at 102.00        A3       231,039
                 Community College Project, Series 2002, 5.125%, 9/01/22
        625   Frederick County, Maryland, Educational Facilities Revenue Bonds,            9/16 at 100.00      BBB-       560,113
                 Mount Saint Mary's College, Series 2006, 5.625%, 9/01/38
        690   Hartford County, Maryland, Economic Development Revenue Bonds,               4/14 at 100.00        A+       680,616
                 Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34
        625   Maryland Health and Higher Educational Facilities Authority,                 7/14 at 100.00        A-       614,250
                 Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34
        735   Maryland Health and Higher Educational Facilities Authority,                 7/14 at 100.00        AA       805,494
                 Revenue Bonds, Johns Hopkins   Hospital, Series 2004, Inverse 1003,
                 13.207%, 7/01/33 (IF)
      1,000   Maryland Health and Higher Educational Facilities Authority,                 7/12 at 100.00        AA     1,011,070
                 Revenue Bonds, Johns Hopkins University, Series 2002A, 5.000%,
                 7/01/32
        925   Maryland Health and Higher Educational Facilities Authority,                 6/16 at 100.00      Baa1       875,078
                 Revenue Bonds, Maryland Institute College of Art, Series 2006,
                 5.000%, 6/01/30
        625   Maryland Industrial Development Financing Authority,                         5/15 at 100.00       N/R       549,200
                 Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A,
                 6.000%, 5/01/35
        710   Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds,          5/15 at 100.00        A1       766,395
                 Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/18
      1,000   Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds,    7/13 at 100.00        A+     1,007,790
                 Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%,
                 7/01/32 - FGIC Insured
        985   University of Maryland, Auxiliary Facility and Tuition Revenue Bonds,        4/11 at 100.00       AA+     1,040,465
                 Series 2001B, 4.625%, 4/01/21
        800   University of Maryland, Auxiliary Facility and Tuition Revenue Bonds,       10/16 at 100.00       AA+       884,136
                 Series 2006A, 5.000%, 10/01/22
        890   Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel       11/16 at 100.00      BBB+       844,539
                 College, Series 2006, 5.000%, 11/01/31
---------------------------------------------------------------------------------------------------------------------------------
      9,835   Total Education and Civic Organizations                                                                   9,870,185
---------------------------------------------------------------------------------------------------------------------------------
              HEALTH CARE - 26.2% (17.9% OF TOTAL INVESTMENTS)
        700   Maryland Health and Higher Education Facilities Authority,                   7/16 at 100.00         A       693,581
                Revenue Bonds, University of Maryland Medical System, Series
                2006, 5.000%, 7/01/31
      1,000   Maryland Health and Higher Educational Facilities Authority,                 1/10 at 100.50       AAA       995,210
                Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%,
                7/01/33 - FSA Insured
        775   Maryland Health and Higher Educational Facilities Authority,                 7/14 at 100.00        A2       788,446
                Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%,
                7/01/36
      1,250   Maryland Health and Higher Educational Facilities Authority,                 7/12 at 100.00        A3     1,268,463
                Revenue Bonds, Carroll County  General Hospital, Series 2002,
                5.800%, 7/01/32
      1,750   Maryland Health and Higher Educational Facilities Authority,                 7/16 at 100.00        A3     1,663,253
                Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%,
                7/01/40
        870   Maryland Health and Higher Educational Facilities Authority,                 7/14 at 100.00       N/R       706,405
                Revenue Bonds, Civista Medical Center, Series 2005, 5.000%,
                7/01/37 - RAAI Insured

32 Nuveen Investments



       PRINCIPAL                                                                   OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (continued)
$           885    Maryland Health and Higher Educational Facilities Authority,    7/17 at 100.00         Baa3        $   755,640
                      Revenue Bonds, Doctors Community
                      Hospital, Series 2007A, 5.000%, 7/01/29
            700    Maryland Health and Higher Educational Facilities Authority,    7/12 at 100.00         Baa1            658,658
                      Revenue Bonds, Frederick Memorial
                      Hospital, Series 2002, 5.125%, 7/01/35
            800    Maryland Health and Higher Educational Facilities Authority,    7/11 at 100.00           A+            771,456
                      Revenue Bonds, Greater Baltimore
                      Medical Center, Series 2001, 5.000%, 7/01/34
          1,000    Maryland Health and Higher Educational Facilities Authority,    5/11 at 100.00           A+          1,012,030
                      Revenue Bonds, Johns Hopkins
                      Hospital, Series 2001, 5.000%, 5/15/21
          1,000    Maryland Health and Higher Educational Facilities Authority,    7/13 at 100.00         Baa3            914,940
                      Revenue Bonds, Kennedy Krieger
                      Institute, Series 2003, 5.500%, 7/01/33
            595    Maryland Health and Higher Educational Facilities Authority,    7/17 at 100.00          AAA            613,148
                      Revenue Bonds, LifeBridge Health
                      System, Series 2008, 5.000%, 7/01/28 - AGC Insured
            900    Maryland Health and Higher Educational Facilities Authority,    8/14 at 100.00           A2            928,008
                      Revenue Bonds, MedStar Health,
                      Series 2004, 5.375%, 8/15/24
          1,690    Maryland Health and Higher Educational Facilities Authority,    5/16 at 100.00          AAA          1,694,259
                      Revenue Bonds, MedStar Health,
                      Series 2007, 5.250%, 5/15/46 - BHAC Insured
                   Maryland Health and Higher Educational Facilities Authority,
                   Revenue Bonds, Mercy Medical Center Project, Series 2007A:
            525       5.000%, 7/01/37                                              7/17 at 100.00          BBB            468,174
            340       5.500%, 7/01/42                                              7/17 at 100.00          BBB            325,125
            650    Maryland Health and Higher Educational Facilities Authority,    7/11 at 100.00          BBB            648,759
                      Revenue Bonds, Mercy Medical
                      Center, Series 2001, 5.625%, 7/01/31
            850    Maryland Health and Higher Educational Facilities Authority,    7/16 at 100.00            A            849,966
                      Revenue Bonds, Peninsula Regional
                      Medical Center, Series 2006, 5.000%, 7/01/36
          1,845    Maryland Health and Higher Educational Facilities Authority,    7/12 at 100.00           A3          1,860,553
                      Revenue Bonds, Union Hospital of
                      Cecil County, Series 2002, 5.625%, 7/01/32
          1,220    Maryland Health and Higher Educational Facilities Authority,    1/18 at 100.00         BBB-          1,196,613
                      Revenue Bonds, Washington County
                      Hospital, Series 2008, 5.750%, 1/01/38
            775    Maryland Health and Higher Educational Facilities Authority,    1/13 at 101.00         Baa2            774,179
                      Revenue Refunding Bonds, Adventist Healthcare, Series
                      2003A, 5.750%, 1/01/25
            900    Prince George's County, Maryland, Revenue Bonds, Dimensions     1/10 at 100.00           B3            599,994
                      Health Corporation, Series 1994, 5.300%, 7/01/24
----------------------------------------------------------------------------------------------------------------------------------
         21,020    Total Health Care                                                                                   20,186,860
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 7.6% (5.2% OF TOTAL INVESTMENTS)
            980    Maryland Community Development Administration, Housing          7/12 at 100.00          Aa2            946,984
                      Revenue Bonds, Series 2002B,
                      4.950%, 7/01/32 (Alternative Minimum Tax)
          1,250    Maryland Economic Development Corporation, Senior Lien         10/13 at 100.00           B2            937,463
                      Student Housing Revenue Bonds,
                      University of Maryland - Baltimore, Series 2003A, 5.625%,
                      10/01/23
                   Maryland Economic Development Corporation, Student Housing
                   Revenue Bonds, Sheppard Pratt University Village, Series 2001:
             20       5.875%, 7/01/21 - ACA Insured                                7/11 at 101.00          N/R             17,925
            150       6.000%, 7/01/33 - ACA Insured                                7/11 at 101.00          N/R            123,564
            475    Maryland Economic Development Corporation, Student Housing      6/16 at 100.00         Baa2            422,674
                      Revenue Refunding Bonds,
                      University of Maryland College Park Projects, Series 2006,
                      5.000%, 6/01/33 - CIFG Insured
                   Montgomery County Housing Opportunities Commission,
                   Maryland, Multifamily Housing Development Bonds, Series 2002B:
            515       5.100%, 7/01/33 (Alternative Minimum Tax)                    7/12 at 100.00          Aaa            501,878
          3,000       5.200%, 7/01/44 (Alternative Minimum Tax)                    7/12 at 100.00          Aaa          2,888,190
----------------------------------------------------------------------------------------------------------------------------------
          6,390    Total Housing/Multifamily                                                                            5,838,678
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 7.7% (5.2% OF TOTAL INVESTMENTS)
          1,280    Maryland Community Development Administration Department        9/18 at 100.00          Aa2          1,330,419
                      of Housing and Community Development, Residential Revenue
                      Bonds, Series 2008C, 5.375%, 9/01/39



                                                           Nuveen Investments 33

NWI | Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
    | Portfolio of Investments November 30, 2009 (Unaudited)


       PRINCIPAL                                                                   OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                 ROVISIONS (2)    RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY (CONTINUED)
                   Maryland Community Development Administration,
                   Department of Housing and Community
                   Development, Residential Revenue Bonds, Series 2006:
$           595       4.900%, 9/01/26 (Alternative Minimum Tax) (UB)               9/15 at 100.00          Aa2        $   586,730
          1,200       4.875%, 9/01/26 (Alternative Minimum Tax) (UB)               3/16 at 100.00          Aa2          1,181,688
            815       4.900%, 9/01/31 (Alternative Minimum Tax) (UB)               9/16 at 100.00          Aa2            803,142
                   Maryland Community Development Administration, Department
                   of Housing and Community Development, Residential Revenue
                   Bonds, Series 2007:
            350       5.000%, 9/01/27 (Alternative Minimum Tax) (UB)               3/17 at 100.00          Aa2            351,452
            620       4.850%, 9/01/37 (Alternative Minimum Tax) (UB)               3/17 at 100.00          Aa2            574,888
          1,160    Maryland Community Development Administration, Department       9/14 at 100.00          Aa2          1,086,096
                      of Housing and Community Development, Residential
                      Revenue Bonds, Series 2005, 4.900%, 9/01/36
                      (Alternative Minimum Tax) (UB)
----------------------------------------------------------------------------------------------------------------------------------
          6,020    Total Housing/Single Family                                                                          5,914,415
----------------------------------------------------------------------------------------------------------------------------------
                   INDUSTRIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)
            510    Maryland Economic Development Corporation, Solid Waste          4/12 at 101.00          BBB            501,447
                      Disposal Revenue Bonds, Waste
                      Management Inc., Series 2002, 4.600%, 4/01/16
                      (Alternative Minimum Tax)
          1,000    Northeast Maryland Waste Disposal Authority, Baltimore,         1/10 at 100.00          BBB          1,000,800
                      Resource Recovery Revenue Bonds, RESCO
                      Retrofit Project, Series 1998, 4.750%, 1/01/12
                      (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          1,510    Total Industrials                                                                                    1,502,247
----------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 3.2% (2.2% OF TOTAL INVESTMENTS)
          1,050    Baltimore County, Maryland, Revenue Bonds, Oak Crest            1/17 at 100.00         BBB+            957,212
                      Village, Series 2007A, 5.000%, 1/01/37
            400    Maryland Health and Higher Educational Facilities Authority,    7/16 at 100.00          N/R            359,144
                      Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31
                   Maryland Health and Higher Educational Facilities Authority,
                   Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
            280       5.000%, 1/01/17                                                No Opt. Call          N/R            255,097
            520       5.250%, 1/01/27                                              1/17 at 100.00          N/R            419,874
            540    Maryland Health and Higher Educational Facilities Authority,    7/17 at 100.00           A-            470,648
                      Revenue Bonds, Mercy Ridge Retirement Community, Series
                      2007, 4.750%, 7/01/34
----------------------------------------------------------------------------------------------------------------------------------
          2,790    Total Long-Term Care                                                                                 2,461,975
----------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 17.2% (11.7% OF TOTAL INVESTMENTS)
          1,000    Annapolis, Maryland, General Obligation Public Improvement      4/12 at 101.00           AA          1,057,210
                      Refunding Bonds, Series 2002, 4.375%, 4/01/17
            380    Carroll County, Maryland, Consolidated Public Improvement      12/15 at 100.00          AA+            442,803
                      Bonds, Series 2005A, 5.000%, 12/01/16
          1,260    Charles County, Maryland, Consolidated General Obligation       1/12 at 101.00           AA          1,335,335
                      Public Improvement Bonds, Series  2002, 4.400%, 1/15/16
            710    Frederick, Maryland, General Obligation Bonds, Series           8/15 at 100.00           AA            819,901
                      2005, 5.000%, 8/01/16 - NPFG Insured
          1,000    Maryland National Capital Park Planning Commission, Prince      1/14 at 100.00          AAA          1,128,520
                      George's County, General Obligation Bonds, Park Acquisition
                      and Development, Series 2004EE-2, 5.000%, 1/15/17
          1,850    Montgomery County, Maryland, Consolidated General Obligation      No Opt. Call          AAA          2,177,783
                      Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15
          1,440    Montgomery County, Maryland, Consolidated General Obligation No      Opt. Call          AAA          1,704,643
                      Public Improvement Bonds, Series  2006, 5.000%, 5/01/16
          1,000    Prince George's County, Maryland, General Obligation              No Opt. Call          AAA          1,088,350
                      Consolidated Public Improvement Bonds, Series 2004C,
                      5.000%, 12/01/11
          1,000    St. Mary's County, Maryland, General Obligation Hospital Bonds,   No Opt. Call           AA          1,118,130
                      Series 2002, 5.000%, 10/01/12
          1,000    Washington Suburban Sanitary District, Montgomery and Prince    6/15 at 100.00          AAA          1,173,690
                      George's Counties, Maryland,  Sewerage Disposal Bonds,
                      Series 2005, 5.000%, 6/01/16

34 Nuveen Investments


     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (continued)
$        1,000   Washington Suburban Sanitary District, Montgomery and           6/15 at 100.00             AAA       $  1,173,690
                    Prince George's Counties, Maryland,
                    Water Supply Bonds, Series 2005, 5.000%, 6/01/16
----------------------------------------------------------------------------------------------------------------------------------
        11,640   Total Tax Obligation/General                                                                           13,220,055
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 30.9% (21.1% OF TOTAL INVESTMENTS)
         1,000   Baltimore Board of School Commissioners, Maryland, Revenue      5/13 at 100.00             AA+          1,120,530
                    Bonds, City Public School System,
                    Series 2003A, 5.000%, 5/01/15
           135   Frederick County, Maryland, Lake Linganore Village Community    7/10 at 102.00             N/R            131,941
                    Development Special Obligation
                    Bonds, Series 2001A, 5.600%, 7/01/20 - RAAI Insured
           450   Hyattsville, Maryland, Special Obligation Bonds,                7/14 at 102.00             N/R            362,997
                    University Town Center Project, Series 2004,
                    5.750%, 7/01/34
         5,000   Maryland Department of Transportation, Consolidated               No Opt. Call             AAA          5,992,496
                    Transportation Revenue Bonds, Series 2002,
                    5.500%, 2/01/16
         2,200   Maryland Economic Development Corporation, Lease Revenue        6/12 at 100.50             AA+          2,266,638
                    Bonds, Department of Transportation
                    Headquarters Building, Series 2002, 4.750%, 6/01/22
           450   Maryland Economic Development Corporation, Lease Revenue        9/12 at 100.00             AA+            498,231
                    Bonds, Montgomery County
                    Town Square Parking Garage, Series 2002A, 5.000%, 9/15/13
         2,935   Maryland Economic Development Corporation, Lease Revenue        9/12 at 100.00             AA+          3,245,200
                    Bonds, Montgomery County
                    Wayne Avenue Parking Project, Series 2002A, 5.250%, 9/15/16
                 Maryland Stadium Authority, Lease Revenue Bonds,
                 Montgomery County Conference Center
                 Facilities, Series 2003:
         1,465      5.000%, 6/15/21                                              6/13 at 100.00             AA+          1,589,628
         1,620      5.000%, 6/15/23                                              6/13 at 100.00             AA+          1,745,874
         1,210   Prince George's County, Maryland, Special Obligation Bonds,     7/15 at 100.00             N/R          1,007,567
                    National Harbor Project, Series
                    2005, 5.200%, 7/01/34
           575   Prince George's County, Maryland, Special Tax District Bonds,   7/13 at 100.00             N/R            439,547
                    Victoria Falls Project, Series
                    2005, 5.250%, 7/01/35
         1,200   Puerto Rico Highway and Transportation Authority,                 No Opt. Call             BBB          1,141,932
                    Highway Revenue Bonds, Series 2007N, 5.250%,
                    7/01/31 - AMBAC Insured
                 Puerto Rico Public Buildings Authority, Guaranteed Government
                 Facilities Revenue Bonds, Series 2002G:
         1,000      5.250%, 7/01/17                                              7/12 at 100.00            BBB-          1,016,490
         1,205      5.250%, 7/01/20                                              7/12 at 100.00            BBB-          1,213,327
         1,275      5.250%, 7/01/21                                              7/12 at 100.00            BBB-          1,280,585
           700   Puerto Rico, Highway Revenue Bonds, Highway and Transportation    No Opt. Call               A            737,814
                    Authority, Series 2003AA,
                    5.500%, 7/01/19 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
        22,420   Total Tax Obligation/Limited                                                                           23,790,797
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 3.1% (2.1% OF TOTAL INVESTMENTS)
         2,210   Maryland Transportation Authority, Revenue Bonds,               7/17 at 100.00             AAA          2,354,048
                    Transportation Facilities Projects, Series
                    2007, 5.000%, 7/01/30 - FSA Insured (UB)
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 22.4% (15.3% OF TOTAL INVESTMENTS) (4)
           255   Baltimore, Maryland, Wastewater Project Revenue Bonds,          7/16 at 100.00          AA (4)            300,173
                    Series 2006C, 5.000%, 7/01/31
                    (Pre-refunded 7/01/16) - AMBAC Insured
                 Frederick County, Maryland, Educational Facilities
                 Revenue Bonds, Mount St. Mary's College,
                 Series 2001A:
           100      5.750%, 9/01/25 (Pre-refunded 3/01/10)                       3/10 at 101.00        BBB- (4)            102,367
           100      5.800%, 9/01/30 (Pre-refunded 3/01/10)                       3/10 at 101.00        BBB- (4)            102,380
           110   Frederick County, Maryland, Lake Linganore Village              7/10 at 102.00         N/R (4)            115,624
                    Community Development Special Obligation Bonds, Series
                    2001A, 5.600%, 7/01/20 (Pre-refunded 7/01/10) - RAAI
                    Insured
           280   Maryland Health and Higher Educational Facilities               4/11 at 101.00         N/R (4)            305,796
                    Authority, Revenue Bonds, Collington
                    Episcopal Life Care Community Inc., Series 2001A, 6.750%,
                    4/01/23 (Pre-refunded 4/01/11)
           285   Maryland Health and Higher Educational Facilities Authority,      No Opt. Call         N/R (4)            324,093
                    Revenue Bonds, Helix Health,
                    Series 1997, 5.000%, 7/01/17 - AMBAC Insured (ETM)
           725   Maryland Health and Higher Educational Facilities Authority,    7/14 at 100.00          A2 (4)            838,086
                    Revenue Bonds, LifeBridge Health
                    System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)

                                                           Nuveen Investments 35

NWI | Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
    | Portfolio of Investments November 30, 2009 (Unaudited)

     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$          770   Maryland Transportation Authority, Revenue                        No Opt. Call             AAA      $    912,465
                    Refunding Bonds, Transportation Facilities
                    Projects, First Series 1978, 6.800%, 7/01/16 (ETM)
         4,860   Prince George's County Housing Authority,                      11/12 at 100.00             AAA         5,349,791
                    Maryland, GNMA Collateralized Mortgage Revenue
                    Bonds, Fairview and Hillside Projects,
                    Series 2002A, 4.700%, 11/20/22 (Pre-refunded 11/20/12)
         1,525   Puerto Rico Electric Power Authority, Power Revenue             7/10 at 101.00             AAA         1,583,880
                    Bonds, Series 2000HH, 5.250%, 7/01/29
                    (Pre-refunded 7/01/10) - FSA Insured
         3,500   Puerto Rico Infrastructure Financing Authority,                10/10 at 101.00             AAA         3,689,070
                    Special Obligation Bonds, Series 2000A,
                    5.500%, 10/01/40 (Pre-refunded 10/01/10)
         1,000   Puerto Rico Public Finance Corporation, Commonwealth              No Opt. Call             AAA         1,149,470
                    Appropriation Bonds, Series 1998A,
                    5.125%, 6/01/24 - AMBAC Insured (ETM)
           235   Puerto Rico Public Finance Corporation, Commonwealth            2/12 at 100.00             AAA           258,068
                    Appropriation Bonds, Series 2002E,
                    5.500%, 8/01/29 (Pre-refunded 2/01/12)
         2,000   University of Maryland, Auxiliary Facility and Tuition          4/12 at 100.00         AA+ (4)         2,205,420
                    Revenue Bonds, Series 2002A, 5.125%,
                    4/01/22 (Pre-refunded 4/01/12)
            25   Washington Suburban Sanitary District, Montgomery and           6/11 at 101.00             AAA            26,953
                    Prince George's Counties, Maryland, General Obligation
                    Construction Bonds, Second
                    Series 2001, 5.000%, 6/01/17
                    (Pre-refunded 6/01/11)
----------------------------------------------------------------------------------------------------------------------------------
        15,770   Total U.S. Guaranteed                                                                                 17,263,636
----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 1.6% (1.1% OF TOTAL INVESTMENTS)
         1,250   Maryland Energy Financing Administration, Revenue               2/10 at 100.00             N/R         1,250,275
                    Bonds, AES Warrior Run Project, Series 1995,
                    7.400%, 9/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 5.3% (3.7% OF TOTAL INVESTMENTS)
         2,570   Baltimore, Maryland, Revenue Refunding Bonds,                   7/12 at 100.00              AA         2,584,392
                    Wastewater Projects, Series 2002A, 5.125%,
                    7/01/42 - FGIC Insured
           345   Baltimore, Maryland, Wastewater Project Revenue                 7/16 at 100.00              AA           362,854
                    Bonds, Series 2006C, 5.000%, 7/01/31 -
                    AMBAC Insured
           660   Baltimore, Maryland, Wastewater Project                         7/17 at 100.00              AA           675,444
                    Revenue Bonds, Series 2007D, 5.000%, 7/01/32 -
                    AMBAC Insured
           430   Maryland Water Quality Financing Administration,                  No Opt. Call             AAA           506,953
                    Revolving Loan Fund Revenue Bonds, Series
                    2005A, 5.000%, 9/01/15
----------------------------------------------------------------------------------------------------------------------------------
         4,005   Total Water and Sewer                                                                                  4,129,643
----------------------------------------------------------------------------------------------------------------------------------
$      110,665   Total Investments (cost $111,330,537) - 146.5%                                                       112,741,915
==============--------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (5.5)%                                                                    (4,255,000)
                 -----------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 4.5%                                                                   3,452,881
                 -----------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (45.5)% (5)                                    (35,000,000)
                 -----------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $ 76,939,796
                 =================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.0%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                See accompanying notes to financial statements.


36 Nuveen Investments

NPV | Nuveen Virginia Premium Income Municipal Fund
    | Portfolio of Investments
                                                   November 30, 2009 (Unaudited)


      PRINCIPAL                                                                    OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                PROVISIONS (2)   RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   CONSUMER STAPLES - 3.5% (2.4% OF TOTAL INVESTMENTS)
$         6,640    Tobacco Settlement Financing Corporation of Virginia,          6/17 at 100.00           BBB     $    4,471,774
                      Tobacco Settlement Asset Backed Bonds, Series 2007B1,
                      5.000%, 6/01/47
----------------------------------------------------------------------------------------------------------------------------------
                   EDUCATION AND CIVIC ORGANIZATIONS - 7.0% (4.9% OF TOTAL INVESTMENTS)
          1,000    Prince William County Industrial Development Authority,       10/13 at 101.00            A3          1,002,860
                      Virginia, Educational Facilities Revenue Bonds,
                      Catholic Diocese of Arlington, Series 2003,
                      5.500%, 10/01/33
            500    Prince William County Park Authority, Virginia, Park           4/10 at 101.00            A3            505,270
                      Facilities Revenue Refunding and Improvement Bonds,
                      Series 1999, 6.000%, 10/15/28
            700    Puerto Rico Industrial, Tourist, Educational, Medical         12/12 at 101.00          BBB-            675,115
                      and Environmental Control Facilities Financing
                      Authority, Higher Education Revenue Refunding
                      Bonds, Ana G. Mendez University System, Series 2002,
                      5.375%, 12/01/21
          2,815    The Rector and Visitors of the University of Virginia,         6/15 at 100.00           AAA          2,914,144
                      General Revenue Bonds, Series 2005, 5.000%, 6/01/37
          2,120    Virginia College Building Authority, Educational               9/11 at 100.00           AA+          2,166,428
                      Facilities Revenue Bonds, Public Higher Education
                      Financing Program, Series 2001A, 5.000%, 9/01/26
          1,635    Virginia Commonwealth University, Revenue Bonds, Series        5/14 at 101.00           AA-          1,846,553
                      2004A, 5.000%, 5/01/17 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
          8,770    Total Education and Civic Organizations                                                              9,110,370
----------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE - 27.6% (19.1% OF TOTAL INVESTMENTS)
          2,000    Albemarle County Industrial Development Authority,            10/12 at 100.00            A3          1,931,320
                      Virginia, Hospital Revenue Bonds, Martha Jefferson
                      Hospital, Series 2002, 5.250%, 10/01/35
            650    Charlotte County Industrial Development Authority,             9/17 at 100.00            A-            642,415
                      Virginia, Hospital Revenue Bonds, Halifax Regional
                      Hospital Incorporated, Series 2007, 5.000%, 9/01/27
          1,705    Fairfax County Industrial Development Authority,               5/19 at 100.00           AA+          1,903,598
                      Virginia, Healthcare Revenue Bonds, Inova Health
                      System, Series 2009, Trust 11733, 14.869%,
                      5/15/35 (IF)
          4,850    Fairfax County Industrial Development Authority,                 No Opt. Call           AA+          5,205,357
                      Virginia, Hospital Revenue Refunding Bonds,
                      Inova Health System, Series 1993A, 5.000%, 8/15/23
          1,000    Fredericksburg Economic Development Authority,                   No Opt. Call            A3          1,058,740
                      Virginia, Hospital Facilities Revenue Bonds,
                      MediCorp Health System, Series 2007,
                      5.250%, 6/15/23
          1,250    Fredericksburg Industrial Development Authority,               6/12 at 100.00            A3          1,219,100
                      Virginia, Revenue Bonds, MediCorp Health
                      System, Series 2002B, 5.125%, 6/15/33
          1,000    Hanover County Industrial Development Authority, Virginia,       No Opt. Call             A          1,113,350
                      Hospital Revenue Bonds, Memorial Regional Medical
                      Center, Series 1995, 6.375%, 8/15/18 - NPFG Insured
          2,300    Harrisonburg Industrial Development Authority, Virginia,       8/16 at 100.00          Baa1          2,157,883
                      Hospital Facilities Revenue Bonds, Rockingham
                      Memorial Hospital, Series 2006, 5.000%,
                      8/15/31 - AMBAC Insured
          1,440    Henrico County Economic Development Authority, Virginia,      11/12 at 100.00            A-          1,448,914
                      Revenue Bonds, Bon Secours Health System Inc.,
                      Series 2002A, 5.600%, 11/15/30
          1,500    Henrico County Industrial Development Authority,                 No Opt. Call             A          1,671,405
                      Virginia, Healthcare Revenue Bonds, Bon Secours
                      Health System, Series 1996, 6.250%, 8/15/20 - NPFG Insured
          1,500    Manassas Industrial Development Authority, Virginia,           4/13 at 100.00            A3          1,454,760
                      Hospital Revenue Bonds, Prince William Hospital,
                      Series 2002, 5.250%, 4/01/33
          4,750    Medical College of Virginia Hospital Authority, General        1/10 at 101.00            A+          4,754,798
                       Revenue Bonds, Series 1998, 5.125%, 7/01/23 -
                       NPFG Insured
          3,000    Roanoke Industrial Development Authority, Virginia,            7/12 at 100.00            A+          3,116,880
                      Hospital Revenue Bonds, Carilion Health System,
                      Series 2002A, 5.500%, 7/01/19 - NPFG Insured
                   Stafford County Economic Development Authority,
                   Virginia, Hospital Facilities Revenue Bonds,
                   MediCorp Health System, Series 2006:
          2,000       5.250%, 6/15/26                                             6/16 at 100.00            A3          2,034,260
          1,010       5.250%, 6/15/31                                             6/16 at 100.00            A3          1,006,101
          1,695       5.250%, 6/15/37                                             6/16 at 100.00            A3          1,665,880
          2,210    Virginia Small Business Financing Authority, Wellmont          9/17 at 100.00          BBB+          1,861,748
                      Health System Project Revenue Bonds, Series 2007A,
                      5.250%, 9/01/37

                                                           Nuveen Investments 37

    | Portfolio of Investments November 30, 2009 (Unaudited)


      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                PROVISIONS (2)   RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   HEALTH CARE (CONTINUED)
$         1,425    Winchester Industrial Development Authority,                   1/17 at 100.00            A+     $    1,454,198
                      Virginia, Hospital Revenue Bonds, Winchester
                      Medical Center, Series 2007, 5.125%, 1/01/31
----------------------------------------------------------------------------------------------------------------------------------
         35,285    Total Health Care                                                                                   35,700,707
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/MULTIFAMILY - 3.3% (2.3% OF TOTAL INVESTMENTS)
          1,355    Arlington County Industrial Development Authority,             5/10 at 100.00           Aaa          1,367,439
                      Virginia, Multifamily Housing Revenue
                      Bonds, Patrick Henry Apartments, Series 2000,
                      6.050%, 11/01/32 (Mandatory put 11/01/20)
                      (Alternative Minimum Tax)
                   Danville Industrial Development Authority,
                   Virginia, Student Housing Revenue Bonds, Collegiate
                   Housing Foundation, Averett College, Series 1999A:
            500       6.875%, 6/01/20                                            12/09 at 102.00           N/R            500,085
          1,500       7.000%, 6/01/30                                            12/09 at 102.00           N/R          1,419,105
          1,000    Lynchburg Redevelopment and Housing Authority,                 4/10 at 102.00           AAA          1,022,130
                      Virginia, Vistas GNMA Mortgage-Backed Revenue
                      Bonds, Series 2000A, 6.200%, 1/20/40
                      (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          4,355    Total Housing/Multifamily                                                                            4,308,759
----------------------------------------------------------------------------------------------------------------------------------
                   HOUSING/SINGLE FAMILY - 8.0% (5.5% OF TOTAL INVESTMENTS)
            315    Puerto Rico Housing Finance Authority, Mortgage                6/13 at 100.00           AAA            298,403
                      -Backed Securities Program Home Mortgage
                      Revenue Bonds, Series 2003A, 4.875%, 6/01/34
                      (Alternative Minimum Tax)
          1,000    Virginia Housing Development Authority,                        7/11 at 100.00           AAA          1,009,930
                      Commonwealth Mortgage Bonds, Series
                      2001H-1, 5.350%, 7/01/31 - NPFG Insured
          1,500    Virginia Housing Development Authority,                        1/15 at 100.00           AAA          1,412,205
                      Commonwealth Mortgage Bonds, Series 2005C-2,
                      4.750%, 10/01/32 (Alternative Minimum Tax)
          2,740    Virginia Housing Development Authority,                        7/15 at 100.00           AAA          2,669,664
                      Commonwealth Mortgage Bonds, Series 2006 D1,
                      4.900%, 1/01/33 (Alternative Minimum Tax)
          1,340    Virginia Housing Development Authority,                        7/15 at 100.00           AAA          1,292,122
                      Commonwealth Mortgage Bonds, Series
                      2006, 4.800%, 7/01/29 (Alternative Minimum Tax)
          3,900    Virginia Housing Development Authority,                        7/16 at 100.00           AAA          3,673,137
                      Commonwealth Mortgage Bonds, Series 2007B,
                      4.750%, 7/01/32 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
         10,795    Total Housing/Single Family                                                                         10,355,461
----------------------------------------------------------------------------------------------------------------------------------
                   LONG-TERM CARE - 4.5% (3.1% OF TOTAL INVESTMENTS)
          2,765    Fairfax County Economic Development Authority,                10/17 at 100.00           N/R          2,456,343
                      Virginia, Residential Care Facilities Mortgage
                      Revenue Bonds, Goodwin House, Inc., Series
                      2007A, 5.125%, 10/01/37
            800    Fairfax County Economic Development Authority,                10/16 at 100.00          BBB+            654,120
                      Virginia, Retirement Center Revenue Bonds,
                      Greenspring Village, Series 2006A, 4.875%,
                      10/01/36
          1,495    Henrico County Economic Development Authority,                 1/10 at 102.00           AAA          1,520,146
                      Virginia, GNMA Mortgage-Backed Securities
                      Program Assisted Living Revenue Bonds, Beth
                      Sholom, Series 1999A, 5.900%, 7/20/29
                   Henrico County Economic Development Authority,
                   Virginia, Residential Care Facility Revenue
                   Bonds, Westminster Canterbury of Richmond,
                   Series 2006:
            100       5.000%, 10/01/27                                           10/11 at 103.00          BBB-             88,035
          1,345       5.000%, 10/01/35                                              No Opt. Call          BBB-          1,092,517
----------------------------------------------------------------------------------------------------------------------------------
          6,505    Total Long-Term Care                                                                                 5,811,161
----------------------------------------------------------------------------------------------------------------------------------
                   MATERIALS - 1.0% (0.7% OF TOTAL INVESTMENTS)
            500    Bedford County Industrial Development Authority,               2/10 at 100.00            B2            442,025
                      Virginia, Industrial Development Revenue
                      Refunding Bonds, Nekoosa Packaging Corporation,
                      Series 1998, 5.600%, 12/01/25 (Alternative
                      Minimum Tax) (4)
          1,000    Goochland County Industrial Development Authority,            12/09 at 100.50            B2            888,880
                      Virginia, Industrial Development Revenue
                      Refunding Bonds, Nekoosa Packaging Corporation
                      Project, Series 1998, 5.650%, 12/01/25
                      (Alternative Minimum Tax) (4)
----------------------------------------------------------------------------------------------------------------------------------
          1,500    Total Materials                                                                                      1,330,905
----------------------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                                PROVISIONS (2)   RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/GENERAL - 18.8% (13.0% OF TOTAL INVESTMENTS)
                   Chesapeake, Virginia, General Obligation Bonds, Water
                   and Sewerage Series 2003B:
$         1,880       5.000%, 6/01/21                                             6/13 at 100.00           AA+     $    1,990,657
          2,060       5.000%, 6/01/23                                             6/13 at 100.00           AA+          2,166,790
          1,355    Harrisonburg, Virginia, General Obligation Bonds,              7/12 at 101.00           Aa3          1,434,484
                      Public Safety and Steam Plant, Series 2002,
                      5.000%, 7/15/19 - FGIC Insured
            105    Loudoun County, Virginia, General Obligation Public            5/12 at 100.00           AAA            110,308
                      Improvement Bonds, Series 2002A, 5.250%, 5/01/22
          1,185    Lynchburg, Virginia, General Obligation Bonds, Series          6/14 at 100.00            AA          1,307,659
                      2004, 5.000%, 6/01/21
          1,300    Newport News, Virginia, General Obligation Bonds,              5/14 at 101.00            AA          1,468,324
                      Series 2004C, 5.000%, 5/01/16
          1,280    Portsmouth, Virginia, General Obligation Bonds, Series           No Opt. Call           AA-          1,472,704
                       2005A, 5.000%, 4/01/15 - NPFG Insured
          1,480    Richmond, Virginia, General Obligation Bonds, Series           7/14 at 100.00           AAA          1,634,408
                      2004A, 5.000%, 7/15/21 - FSA Insured
          1,430    Roanoke, Virginia, General Obligation Public Improvement      10/12 at 101.00            AA          1,594,536
                       Bonds, Series 2002A, 5.000%, 10/01/17
          1,135    Suffolk, Virginia, General Obligation Bonds, Series              No Opt. Call            AA          1,328,518
                      2005, 5.000%, 12/01/15
          2,000    Virginia Beach, Virginia, General Obligation Bonds,            5/13 at 100.00           AAA          2,223,180
                      Series 2003B, 5.000%, 5/01/15
          1,100    Virginia Beach, Virginia, General Obligation Bonds,            1/16 at 100.00           AAA          1,231,494
                      Series 2005, 5.000%, 1/15/20
          4,500    Virginia Beach, Virginia, General Obligation Bonds,           10/17 at 100.00           AAA          4,892,985
                      5.000%, 10/01/27 (UB)
          1,425    Virginia Beach, Virginia, General Obligation Public            6/11 at 101.00           AAA          1,513,407
                      Improvement Bonds, Series 2001, 5.000%, 6/01/20
----------------------------------------------------------------------------------------------------------------------------------
         22,235    Total Tax Obligation/General                                                                        24,369,454
----------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED - 27.0% (18.6% OF TOTAL INVESTMENTS)
                   Buena Vista Public Recreational Facilities Authority,
                   Virginia, Lease Revenue Bonds, Golf
                   Course Project, Series 2005A:
            335       5.250%, 7/15/25 - ACA Insured                               7/15 at 100.00           N/R            216,752
            260       5.500%, 7/15/35 - ACA Insured                               7/15 at 100.00           N/R            142,007
          1,340    Culpeper Industrial Development Authority, Virginia,           1/15 at 100.00             A          1,423,241
                      Lease Revenue Bonds, School Facilities Project,
                      Series 2005, 5.000%, 1/01/20 - NPFG Insured
                   Cumberland County, Virginia, Certificates of
                   Participation, Series 1997:
            685       6.200%, 7/15/12                                               No Opt. Call           N/R            711,886
          1,375       6.375%, 7/15/17                                               No Opt. Call           N/R          1,412,826
          1,000    Dinwiddie County Industrial Development Authority,             2/14 at 100.00             A          1,082,350
                      Virginia, Lease Revenue Bonds, Series 2004B, 5.125%,
                      2/15/16 - NPFG Insured
          1,000    Fairfax County Economic Development Authority, Virginia,       5/16 at 100.00           AA+          1,117,180
                      Lease Revenue Bonds, Joint Public Uses Community
                      Project, Series 2006, 5.000%, 5/15/18
                   Fairfax County Economic Development Authority, Virginia,
                   Lease Revenue Bonds, Laurel Hill Public Facilities
                   Projects, Series 2003:
          2,210       5.000%, 6/01/14                                             6/13 at 101.00           AA+          2,499,886
          1,165       5.000%, 6/01/22                                             6/13 at 101.00           AA+          1,236,811
          1,660    Front Royal and Warren County Industrial Development           4/14 at 100.00           AAA          1,789,497
                      Authority, Virginia, Lease Revenue Bonds, Series
                      2004B, 5.000%, 4/01/18 - FSA Insured
          1,270    James City County Economic Development Authority,              7/15 at 100.00            AA          1,386,916
                      Virginia, Revenue Bonds, County Government
                      Projects, Series 2005, 5.000%, 7/15/19
            445    Montgomery County Industrial Development Authority,            2/18 at 100.00           AA-            464,371
                      Virginia, Public Facility Lease Revenue
                      Bonds, Public Projects Series 2008, 5.000%, 2/01/29
          1,185    Puerto Rico Highway and Transportation Authority,              7/12 at 100.00           AAA          1,185,379
                      Highway Revenue Bonds, Series 2002D, 5.000%,
                      7/01/32 - FSA Insured
          2,000    Puerto Rico Highway and Transportation Authority, Highway        No Opt. Call           BBB          1,903,220
                       Revenue Bonds, Series 2007N, 5.250%, 7/01/31 -
                       AMBAC Insured
          5,000    Puerto Rico Infrastructure Financing Authority, Special          No Opt. Call          BBB+            425,950
                      Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 -
                      AMBAC Insured
          5,875    Puerto Rico Infrastructure Financing Authority, Special          No Opt. Call          BBB+          1,699,873
                      Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 -
                      AMBAC Insured


                                                           Nuveen Investments 39

    | Portfolio of Investments November 30, 2009 (Unaudited)

       PRINCIPAL                                                                   OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)   RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   TAX OBLIGATION/LIMITED (continued)
                   Puerto Rico Public Buildings Authority, Guaranteed Government
                   Facilities Revenue Refunding Bonds, Series 2002D:
 $           265      5.250%, 7/01/27                                              7/12 at 100.00         BBB-        $   258,746
             320      5.250%, 7/01/36                                              7/12 at 100.00         BBB-            294,246
           1,110   Spotsylvania County Industrial Development Authority,           8/13 at 100.00          N/R          1,127,127
                      Virginia, Lease Revenue Bonds, School  Facilities, Series
                      2003B,  4.375%, 8/01/20 - AMBAC Insured
           1,600   Stafford County and Staunton Industrial Development Authority,  8/16 at 100.00           A+          1,680,336
                      Virginia, Revenue Bonds,
                      Virginia Municipal League and Virginia Association of
                      Counties Finance Program, Series 2006A,  5.000%,
                      8/01/23 - NPFG Insured
           2,500   Stafford County Economic Development Authority, Virginia,       4/18 at 100.00          AAA          2,558,000
                      Public Project Lease Revenue Bonds, 5.000%,
                      4/01/33 - AGC Insured (UB)
           1,400   Virginia Beach Development Authority, Public Facilities         5/15 at 100.00          AA+          1,529,542
                      Revenue Bonds, Series 2005A, 5.000%, 5/01/22
             850   Virginia College Building Authority, Educational Facilities     2/19 at 100.00          AA+          1,098,387
                      Revenue Bonds, 21st Century College Program, Series 2009,
                      Trust 09-3B, 12.927%, 2/01/27 (IF)
             850   Virginia College Building Authority, Educational Facilities     2/19 at 100.00          AA+          1,075,667
                      Revenue Bonds, 21st Century   College Program, Series 2009,
                      Trust 09-4B, 13.008%, 2/01/28 (IF)
           1,625   Virginia Public School Authority, School Financing Bonds,       8/15 at 100.00          AA+          1,844,326
                      1997 Resolution, Series 2005C,  5.000%, 8/01/17
                   Virginia Resources Authority, Infrastructure Revenue Bonds,
                   Pooled Loan Bond Program, Series 2000B:
              95      5.500%, 5/01/20 - FSA Insured                                5/10 at 101.00          AAA             97,641
             550      5.500%, 5/01/30 - FSA Insured                                5/10 at 101.00          AAA            560,560
           1,740   Virginia Resources Authority, Infrastructure Revenue Bonds,     5/11 at 101.00           AA          1,835,735
                      Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19
           2,000   Virginia Transportation Board, Transportation Revenue Bonds,    5/14 at 100.00          AA+          2,277,780
                      U.S. Route 58 Corridor Development Program, Series
                      2004B, 5.000%, 5/15/15
----------------------------------------------------------------------------------------------------------------------------------
          41,710   Total Tax Obligation/Limited                                                                        34,936,238
----------------------------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION - 10.3% (7.1% OF TOTAL INVESTMENTS)
           2,500   Metropolitan Washington D.C. Airports Authority, System        10/17 at 100.00          AA-          2,411,975
                      Revenue Bonds, Series 2007B, 5.000%,  10/01/35 - AMBAC
                      Insured (Alternative Minimum Tax)
           4,000   Norfolk Airport Authority, Virginia, Airport Revenue Bonds,     7/11 at 100.00            A          4,016,440
                      Series 2001A, 5.125%, 7/01/31 - FGIC Insured
           1,000   Norfolk, Virginia, Parking System Revenue Bonds, Series         2/15 at 100.00            A            987,590
                      2005A, 5.000%, 2/01/23 - NPFG Insured
           2,500   Richmond Metropolitan Authority, Virginia, Revenue Refunding      No Opt. Call            A          2,673,975
                      Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 -
                      FGIC Insured
           1,260   Virginia Port Authority, Revenue Bonds, Port Authority          7/13 at 100.00          Aa3          1,164,202
                      Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                      (Alternative Minimum Tax)
           2,000   Virginia Resources Authority, Airports Revolving Fund           2/11 at 100.00          Aa2          2,080,400
                      Revenue Bonds, Series 2001A, 5.250%, 8/01/23
----------------------------------------------------------------------------------------------------------------------------------
          13,260   Total Transportation                                                                                13,334,582
----------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED - 18.3% (12.7% OF TOTAL INVESTMENTS) (5)
           3,500   Alexandria Industrial Development Authority, Virginia, Fixed   10/10 at 101.00      N/R (5)          3,700,445
                      Rate Revenue Bonds, Institute for  Defense Analyses, Series
                      2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10)
                      - AMBAC Insured
             750   Bristol, Virginia, General Obligation Utility System Revenue      No Opt. Call          AAA            862,298
                      Bonds, Series 2002, 5.000%, 11/01/24 - FSA Insured (ETM)
             925   Fairfax County Water Authority, Virginia, Water Revenue         4/12 at 100.00          AAA          1,024,447
                      Refunding Bonds, Series 2002, 5.375%,   4/01/19
                      (Pre-refunded 4/01/12)


40 Nuveen Investments

       PRINCIPAL                                                                 OPTIONAL CALL
    AMOUNT (000)   DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED (5) (continued)
$            600   Greater Richmond Convention Center Authority,                6/10 at 101.00           AAA         $   625,104
                      Virginia, Hotel Tax Revenue Bonds, Convention
                      Center Expansion Project, Series 2000, 6.125%,
                      6/15/25 (Pre-refunded 6/15/10)
              60   Henrico County Economic Development Authority,              11/12 at 100.00         A3 (5)             68,157
                      Virginia, Revenue Bonds, Bon Secours Health
                      System Inc., Series 2002A, 5.600%, 11/15/30
                      (Pre-refunded 11/15/12)
                   Loudoun County Industrial Development Authority,
                   Virginia, Hospital Revenue Bonds, Loudoun
                   Hospital Center, Series 2002A:
             375      6.000%, 6/01/22 (Pre-refunded 6/01/12)                    6/12 at 101.00        N/R (5)            426,776
             800      6.100%, 6/01/32 (Pre-refunded 6/01/12)                    6/12 at 101.00        N/R (5)            912,440
             815   Puerto Rico Highway and Transportation Authority,            7/12 at 100.00           AAA             903,876
                      Highway Revenue Bonds, Series 2002D, 5.000%,
                      7/01/32 (Pre-refunded 7/01/12) - FSA Insured
           2,500   Puerto Rico Infrastructure Financing Authority,             10/10 at 101.00            AAA          2,635,050
                      Special Obligation Bonds,
                      Series 2000A, 5.500%, 10/01/40 (Pre-refunded
                      10/01/10)
                   Puerto Rico Public Buildings Authority, Guaranteed
                   Government Facilities Revenue Refunding Bonds,
                   Series 2002D:
             735      5.250%, 7/01/27 (Pre-refunded 7/01/12)                    7/12 at 100.00       BBB- (5)            813,851
             880      5.250%, 7/01/36 (Pre-refunded 7/01/12)                    7/12 at 100.00       BBB- (5)            974,406
             385   Puerto Rico, The Children's Trust Fund,
                      Tobacco Settlement Asset-Backed
                      Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded         7/10 at 100.00           AAA             397,243
                      7/01/10)
             440   Rockbridge County Industrial Development Authority,          7/11 at 105.00         B2 (5)            483,762
                      Virginia, Horse Center Revenue Refunding Bonds,
                      Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)
                   Tobacco Settlement Financing Corporation of Virginia,
                   Tobacco Settlement Asset-Backed Bonds, Series 2005:
           1,290      5.250%, 6/01/19 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA           1,352,552
           3,850      5.500%, 6/01/26 (Pre-refunded 6/01/15)                    6/15 at 100.00           AAA           4,337,179
           2,000   Virgin Islands Public Finance Authority, Gross Receipts
                      Taxes Loan Note,
                      Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)   10/10 at 101.00       BBB+ (5)          2,123,840
           2,000   Virginia Public School Authority, School Financing           8/10 at 101.00        AA+ (5)          2,083,680
                      Bonds,1997 Resolution,
                      Series 2000B 5.000%, 8/01/18 (Pre-refunded 8/01/10)
---------------------------------------------------------------------------------------------------------------------------------
          21,905   Total U.S. Guaranteed                                                                              23,725,106
---------------------------------------------------------------------------------------------------------------------------------
                   UTILITIES - 6.9% (4.8% OF TOTAL INVESTMENTS)
                   Bristol, Virginia, Utility System Revenue Refunding
                   Bonds, Series 2003:
           1,705      5.250%, 7/15/14 - NPFG Insured                            7/13 at 100.00             A           1,806,993
           1,800      5.250%, 7/15/15 - NPFG Insured                            7/13 at 100.00             A           1,890,954
           2,775      5.250%, 7/15/23 - NPFG Insured                            7/13 at 100.00             A           2,764,150
           2,500   Mecklenburg County Industrial Development Authority,        10/12 at 100.00          Baa1           2,442,725
                      Virginia, Revenue
                      Bonds, UAE Mecklenburg Cogeneration LP, Series 2002,
                      6.500%, 10/15/17
                      (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------------
           8,780   Total Utilities                                                                                     8,904,822
---------------------------------------------------------------------------------------------------------------------------------
                   WATER AND SEWER - 8.4% (5.8% OF TOTAL INVESTMENTS)
                   Fairfax County Water Authority, Virginia, Water Revenue
                   Bonds, Bonds, Series 2002:
             105      5.375%, 4/01/19                                           4/12 at 100.00           AAA             111,020
             800      5.000%, 4/01/27                                           4/12 at 100.00           AAA             830,664
           1,000   Loudoun County Sanitation Authority, Virginia, Water         1/15 at 100.00           AAA           1,064,270
                      and Sewerage System Revenue Bonds, Series
                      2004, 5.000%, 1/01/26
                   Norfolk, Virginia, Water Revenue Refunding Bonds,
                   Series 2001:
           1,310      5.000%, 11/01/21 - FGIC Insured                          11/11 at 100.00           AA+           1,379,260
           1,380      5.000%, 11/01/22 - FGIC Insured                          11/11 at 100.00           AA+           1,457,294
           2,250   Virginia Beach, Virginia, Storm Water Utility Revenue        9/10 at 101.00           Aa3           2,351,588
                      Bonds, Series 2000,  6.000%, 9/01/24
           1,800   Virginia Beach, Virginia, Water and Sewer System            10/15 at 100.00           AAA           1,858,698
                      Revenue Bonds, Series 2005, 5.000%, 10/01/30

                                                           Nuveen Investments 41

    | Portfolio of Investments November 30, 2009 (Unaudited)

       PRINCIPAL                                                                 OPTIONAL CALL
    AMOUNT (000)     DESCRIPTION (1)                                            PROVISIONS (2)    RATINGS (3)            VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER (continued)
$          1,515    Virginia State Resources Authority, Clean Water Revenue    10/17 at 100.00            Aaa    $    1,746,068
                       Bonds, Series 2007, Trust 3036, 13.190%, 10/01/29 (IF)
--------------------------------------------------------------------------------------------------------------------------------
          10,160    Total Water and Sewer                                                                            10,798,862
--------------------------------------------------------------------------------------------------------------------------------
$        191,900    Total Investments (cost $185,636,969) - 144.6%                                                  187,158,201
================----------------------------------------------------------------------------------------------------------------
                    Floating Rate Obligations - (3.6)%                                                               (4,630,000)
                    ------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 3.0%                                                              3,940,709
                    ------------------------------------------------------------------------------------------------------------
                    Auction Rate Preferred Shares, at Liquidation Value - (44.0)% (6)                               (57,000,000)
                    ------------------------------------------------------------------------------------------------------------
                    Net Assets Applicable to Common Shares - 100%                                                $  129,468,910
                    ============================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratio below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of t he bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

     (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.5%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

 42 Nuveen Investments

NGB | Nuveen Virginia Dividend Advantage Municipal Fund
    | Portfolio of Investments  November 30, 2009 (Unaudited)


     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 3.5% (2.4% OF TOTAL INVESTMENTS)
$        1,660   Tobacco Settlement Financing Corporation of Virginia,           6/17 at 100.00             BBB      $   1,117,944
                    Tobacco Settlement Asset Backed Bonds,
                    Series 2007B1, 5.000%, 6/01/47
           715   Tobacco Settlement Financing Corporation of Virginia,           6/17 at 100.00             BBB            423,630
                    Tobacco Settlement Asset-Backed Bonds,
                    Series 2007B2, 0.000%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------
         2,375   Total Consumer Staples                                                                                  1,541,574
-----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS -
                    6.3% (4.4% OF TOTAL INVESTMENTS)
           500   Danville Industrial Development Authority, Virginia,            3/11 at 102.00             N/R            449,275
                    Educational Facilities Revenue Bonds,
                    Averett University, Series 2001, 6.000%, 3/15/22
           500   Prince William County Industrial Development Authority,        10/13 at 101.00              A3            501,430
                    Virginia, Educational Facilities Revenue Bonds,
                    Catholic Diocese of Arlington, Series 2003, 5.500%,
                    10/01/33
           850   Prince William County Park Authority, Virginia, Park            4/10 at 101.00              A3            858,959
                    Facilities Revenue Refunding and Improvement Bonds,
                    Series 1999, 6.000%, 10/15/28
                 Puerto Rico Industrial, Tourist, Educational, Medical
                 and Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez University
                 System, Series 1999:
           160      5.375%, 2/01/19                                              2/10 at 100.50            BBB-            157,208
           320      5.375%, 2/01/29                                              2/10 at 100.50            BBB-            290,934
           500   Virginia College Building Authority, Educational                1/10 at 100.50             N/R            501,235
                    Facilities Revenue Refunding Bonds, Marymount
                    University, Series 1998, 5.100%, 7/01/18 - RAAI
                    Insured
----------------------------------------------------------------------------------------------------------------------------------
         2,830   Total Education and Civic Organizations                                                                 2,759,041
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 19.7% (13.6% OF TOTAL INVESTMENTS)
           250   Charlotte County Industrial Development Authority,              9/17 at 100.00              A-            230,625
                    Virginia, Hospital Revenue Bonds, Halifax
                    Regional Hospital Incorporated, Series 2007,
                    5.000%, 9/01/37
           565   Fairfax County Industrial Development Authority,                5/19 at 100.00             AA+            630,811
                    Virginia, Healthcare Revenue Bonds, Inova
                    Health System, Series 2009, Trust 11733, 14.869%,
                    5/15/35 (IF)
           100   Fairfax County Industrial Development Authority,                  No Opt. Call             AA+            107,327
                    Virginia, Hospital Revenue Refunding Bonds,
                    Inova Health System, Series 1993A, 5.000%, 8/15/23
         1,000   Fauquier County Industrial Development Authority,              10/12 at 102.00            BBB+          1,000,350
                    Virginia, Hospital Revenue Bonds, Fauquier
                    Hospital, Series 2002, 5.250%, 10/01/25 - RAAI
                    Insured
           500   Fredericksburg Economic Development Authority,                    No Opt. Call              A3            529,370
                    Virginia, Hospital Facilities Revenue Bonds,
                    MediCorp Health System, Series 2007, 5.250%, 6/15/23
           500   Fredericksburg Industrial Development Authority,                6/12 at 100.00              A3            487,640
                    Virginia, Revenue Bonds, MediCorp Health
                    System, Series 2002B, 5.125%, 6/15/33
           820   Harrisonburg Industrial Development Authority,                  8/16 at 100.00            Baa1            769,332
                    Virginia, Hospital Facilities Revenue Bonds,
                    Rockingham Memorial Hospital, Series 2006,
                    5.000%, 8/15/31 - AMBAC Insured
           480   Henrico County Economic Development Authority, Virginia,       11/12 at 100.00              A-            482,971
                    Revenue Bonds, Bon Secours Health
                    System Inc., Series 2002A, 5.600%, 11/15/30
           525   Manassas Industrial Development Authority,                      4/13 at 100.00              A3            509,166
                    Virginia, Hospital Revenue Bonds, Prince William
                    Hospital, Series 2002, 5.250%, 4/01/33
           800   Norton Industrial Development Authority, Virginia,             12/11 at 101.00             N/R            751,496
                    Hospital Revenue Refunding and Improvement
                    Bonds, Norton Community Hospital, Series 2001,
                    6.000%, 12/01/22 - ACA Insured
                 Stafford County Economic Development Authority,
                 Virginia, Hospital Facilities Revenue Bonds,
                 MediCorp Health System, Series 2006:
           750      5.250%, 6/15/25                                              6/16 at 100.00              A3            766,628
           360      5.250%, 6/15/31                                              6/16 at 100.00              A3            358,610
           605      5.250%, 6/15/37                                              6/16 at 100.00              A3            594,606
           785   Virginia Small Business Financing Authority, Wellmont           9/17 at 100.00            BBB+            661,300
                    Health System Project Revenue Bonds,
                    Series 2007A, 5.250%, 9/01/37
           715   Winchester Industrial Development Authority, Virginia,          1/17 at 100.00              A+            729,650
                    Hospital Revenue Bonds, Winchester
                    Medical Center, Series 2007, 5.125%, 1/01/31
-----------------------------------------------------------------------------------------------------------------------------------
         8,755   Total Health Care                                                                                       8,609,882
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 43

    | Portfolio of Investments November 30, 2009 (unaudited)

     PRINCIPAL                                                                    OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 4.7% (3.2% OF TOTAL INVESTMENTS)
$        1,000   Arlington County Industrial Development Authority,             11/11 at 102.00             AAA      $   1,042,860
                    Virginia, Multifamily Housing Mortgage
                    Revenue Bonds, Arlington View Terrace
                    Apartments, Series 2001, 5.150%, 11/01/31
                    (Mandatory put 11/01/19) (Alternative Minimum Tax)
         1,000   Virginia Housing Development Authority, Rental                 10/10 at 100.00             AA+          1,007,960
                    Housing Bonds, Series 2000G, 5.625%, 10/01/20
                    (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         2,000   Total Housing/Multifamily                                                                               2,050,820
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 9.8% (6.8% OF TOTAL INVESTMENTS)
         1,000   Virginia Housing Development Authority, Commonwealth            7/11 at 100.00             AAA          1,009,930
                    Mortgage Bonds, Series 2001H-1, 5.350%,
                    7/01/31 - NPFG Insured
           600   Virginia Housing Development Authority, Commonwealth            1/15 at 100.00             AAA            564,882
                    Mortgage Bonds, Series 2005C-2, 4.750%,
                    10/01/32 (Alternative Minimum Tax)
           960   Virginia Housing Development Authority, Commonwealth            7/15 at 100.00             AAA            935,357
                    Mortgage Bonds, Series 2006 D1, 4.900%,
                    1/01/33 (Alternative Minimum Tax)
           480   Virginia Housing Development Authority, Commonwealth            7/15 at 100.00             AAA            462,850
                    Mortgage Bonds, Series 2006, 4.800%,
                    7/01/29 (Alternative Minimum Tax)
         1,400   Virginia Housing Development Authority, Commonwealth            7/16 at 100.00             AAA          1,318,562
                    Mortgage Bonds, Series 2007B, 4.750%,
                    7/01/32 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         4,440   Total Housing/Single Family                                                                             4,291,581
-----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 11.4% (7.8% OF TOTAL INVESTMENTS)
           700   Albemarle County Industrial Development Authority,              1/17 at 100.00             N/R            616,077
                    Virginia, Residential Care Facilities
                    Mortgage Revenue Bonds, Westminster-Cantebury of
                    the Blue Ridge, Series 2007, 5.000%, 1/01/31
           350   Chesterfield County Health Center Commission,                  12/15 at 100.00             N/R            283,875
                    Virginia, Mortgage Revenue Bonds, Lucy Corr
                    Village, Series 2005, 5.625%, 12/01/39
         1,005   Fairfax County Economic Development Authority,                 10/17 at 100.00             N/R            892,812
                    Virginia, Residential Care Facilities Mortgage
                    Revenue Bonds, Goodwin House, Inc., Series
                    2007A, 5.125%, 10/01/37
           500   Fairfax County Economic Development Authority,                 10/16 at 100.00            BBB+            442,540
                    Virginia, Retirement Center Revenue Bonds,
                    Greenspring Village, Series 2006A, 4.750%,
                    10/01/26
           540   Henrico County Economic Development Authority,                    No Opt. Call            BBB-            438,631
                    Virginia, Residential Care Facility Revenue
                    Bonds, Westminster Canterbury of Richmond,
                    Series 2006, 5.000%, 10/01/35
           700   Industrial Development Authority of the County                  1/17 at 100.00             N/R            518,595
                    of Prince William, Virginia, Residential Care
                    Facility Revenue Bonds, Westminster at Lake,
                    First Mortgage, Series 2006, 5.125%, 1/01/26
           650   James City County Industrial Development Authority,             3/12 at 101.00             N/R            657,183
                    Virginia, Residential Care Facility First
                    Mortgage Revenue Refunding Bonds, Williamsburg
                    Landing Inc., Series 2003A, 6.000%, 3/01/23
           530   Roanoke Industrial Development Authority, Virginia,            12/16 at 100.00             N/R            361,147
                    Residential Revenue Bonds, Virginia
                    Lutheran Homes Incorporated, Series 2006, 5.000%,
                    12/01/39
           350   Suffolk Industrial Development Authority, Virginia,             9/16 at 100.00             N/R            266,154
                    Retirement Facilities First Mortgage
                    Revenue Bonds, Lake Prince Center, Series 2006,
                    5.300%, 9/01/31
           350   Virginia Beach Development Authority, Virginia,                11/15 at 100.00             N/R            326,582
                    Residential Care Facility Mortgage Revenue
                    Bonds, Westminster Canterbury on Chesapeake
                    Bay, Series 2005, 5.000%, 11/01/22
           175   Winchester Industrial Development Authority,                    1/15 at 100.00             N/R            161,208
                    Virginia, Residential Care Facility Revenue
                    Bonds, Westminster-Canterbury of Winchester Inc.,
                    Series 2005A, 5.200%, 1/01/27
-----------------------------------------------------------------------------------------------------------------------------------
         5,850   Total Long-Term Care                                                                                    4,964,804
-----------------------------------------------------------------------------------------------------------------------------------
                 MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)
           100   Bedford County Industrial Development Authority,                2/10 at 100.00              B2             88,405
                    Virginia, Industrial Development Revenue
                    Refunding Bonds, Nekoosa Packaging Corporation,
                    Series 1998, 5.600%, 12/01/25 (Alternative
                    Minimum Tax) (4)
            20   Bedford County Industrial Development Authority,               12/09 at 101.00              B2             19,612
                    Virginia, Industrial Development Revenue
                    Refunding Bonds, Nekoosa Packaging Corporation,
                    Series 1999A, 6.550%, 12/01/25 (Alternative
                    Minimum Tax) (4)
           220   Goochland County Industrial Development Authority,             12/09 at 100.50              B2            195,554
                    Virginia, Industrial Development Revenue
                    Refunding Bonds, Nekoosa Packaging Corporation
                    Project, Series 1998, 5.650%, 12/01/25
                    (Alternative Minimum Tax) (4)
-----------------------------------------------------------------------------------------------------------------------------------
           340   Total Materials                                                                                           303,571
-----------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 11.7% (8.1% OF TOTAL INVESTMENTS)
$          700    Loudoun County, Virginia, General Obligation Bonds,                12/16 at 100.00           AAA    $    770,966
                     Series 2006, 5.000%, 12/01/25
           845    Newport News, Virginia, General Obligation Bonds, Series            5/14 at 101.00            AA         954,411
                     2004C, 5.000%, 5/01/16
           620    Richmond, Virginia, General Obligation Bonds, Series                7/15 at 100.00           AAA         711,363
                     2005A, 5.000%, 7/15/17 - FSA Insured
           400    Suffolk, Virginia, General Obligation Bonds, Series 2005,             No Opt. Call            AA         468,200
                     5.000%, 12/01/15
           400    Virginia Beach, Virginia, General Obligation Bonds, Series          1/16 at 100.00           AAA         447,816
                     2005, 5.000%, 1/15/20
         1,600    Virginia Beach, Virginia, General Obligation Bonds,                10/17 at 100.00           AAA       1,747,696
                     5.000%, 10/01/26 (UB)
----------------------------------------------------------------------------------------------------------------------------------
         4,565    Total Tax Obligation/General                                                                           5,100,452
----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 19.8% (13.7% OF TOTAL INVESTMENTS)
           100    Bell Creek Community Development Authority, Virginia,               3/13 at 101.00           N/R          90,334
                     Special Assessment Bonds, Series
                     2003A, 6.750%, 3/01/22
           500    Broad Street Community Development Authority, Virginia,             6/13 at 102.00           N/R         430,205
                     Revenue Bonds, Series 2003, 7.500%, 6/01/33
                  Buena Vista Public Recreational Facilities Authority, Virginia,
                  Lease Revenue Bonds, Golf Course Project, Series 2005A:
           120       5.250%, 7/15/25 - ACA Insured                                    7/15 at 100.00           N/R          77,642
            95       5.500%, 7/15/35 - ACA Insured                                    7/15 at 100.00           N/R          51,887
           500    Fairfax County Economic Development Authority, Virginia,            5/16 at 100.00           AA+         558,590
                     Lease Revenue Bonds, Joint Public
                     Uses Community Project, Series 2006, 5.000%, 5/15/18
           160    Montgomery County Industrial Development Authority,                 2/18 at 100.00           AA-         166,965
                     Virginia, Public Facility Lease Revenue
                     Bonds, Public Projects Series 2008, 5.000%, 2/01/29
           580    Prince William County, Virginia, Certificates of                    6/15 at 100.00           Aa2         621,644
                     Participation, County Facilities, Series
                     2005, 5.000%, 6/01/20 - AMBAC Insured
           700    Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call           BBB         666,127
                     Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC
                     Insured
         3,000    Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call          BBB+         795,090
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/29 - AMBAC
                     Insured
         1,000    Spotsylvania County Industrial Development Authority,               8/13 at 100.00           N/R       1,013,100
                     Virginia, Lease Revenue Bonds, School
                     Facilities, Series 2003B, 5.125%, 8/01/23 - AMBAC Insured
           600    Stafford County and Staunton Industrial Development                 8/16 at 100.00            A+         630,126
                     Authority, Virginia, Revenue Bonds, Virginia Municipal League
                     and Virginia Association of Counties Finance Program,
                     Series 2006A, 5.000%, 8/01/23 - NPFG Insured
           890    Stafford County Economic Development Authority, Virginia,           4/18 at 100.00           AAA         910,648
                     Public Project Lease Revenue Bonds, 5.000%, 4/01/33 -
                     AGC Insured (UB)
           960    Virgin Islands Public Finance Authority, Gross Receipts            10/10 at 101.00          BBB+         982,973
                     Taxes Loan Note, Series 1999A, 6.375%, 10/01/19
           195    Virginia Beach Development Authority, Public Facilities             5/15 at 100.00           AA+         213,043
                     Revenue Bonds, Series 2005A, 5.000%, 5/01/22
           280    Virginia College Building Authority, Educational Facilities         2/19 at 100.00           AA+         361,822
                     Revenue Bonds, 21st Century College Program, Series 2009,
                     Trust 09-3B, 12.927%, 2/01/27 (IF)
           280    Virginia College Building Authority, Educational Facilities         2/19 at 100.00           AA+         354,337
                     Revenue Bonds, 21st Century
                     College Program, Series 2009, Trust 09-4B, 13.008%,
                     2/01/28 (IF)
           345    Virginia Gateway Community Development Authority, Prince            3/13 at 102.00           N/R         322,147
                     William County, Special Assessment Bonds, Series
                     2003, 6.375%, 3/01/30
           345    Virginia Public School Authority, School Financing Bonds,           8/15 at 100.00           AA+         391,565
                     1997 Resolution, Series 2005C, 5.000%, 8/01/17
----------------------------------------------------------------------------------------------------------------------------------
        10,650    Total Tax Obligation/Limited                                                                           8,638,245
----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 25.0% (17.3% OF TOTAL INVESTMENTS)
         1,000    Capital Region Airport Authority, Richmond, Virginia, Revenue       7/15 at 100.00           AAA       1,095,720
                     Bonds, Richmond International Airport, Series 2005A, 5.000%,
                     7/01/18 - FSA Insured
         1,000    Chesapeake Bay Bridge and Tunnel Commission, Virginia,                No Opt. Call             A       1,083,040
                     General Resolution Revenue Refunding Bonds, Series 1998,
                     5.500%, 7/01/25 - NPFG Insured
         3,000    Metropolitan Washington D.C. Airports Authority, Airport           10/11 at 101.00           AA-       3,046,108
                     System Revenue Bonds, Series 2001A, 5.500%, 10/01/27
                     - NPFG Insured (Alternative Minimum Tax)

                                                           Nuveen Investments 45

    | PORTFOLIO OF INVESTMENTS November 30, 2009 (Unaudited)

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION (continued)
$          250    Metropolitan Washington D.C. Airports Authority, Airport           10/11 at 101.00            AA-   $    257,773
                     System Revenue Bonds, Series 2001B, 5.000%, 10/01/21 -
                     NPFG Insured
         1,500    Norfolk Airport Authority, Virginia, Airport Revenue Bonds,         7/11 at 100.00              A      1,506,165
                     Series 2001A, 5.125%, 7/01/31 - FGIC Insured
           500    Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A,      2/15 at 100.00              A        493,795
                     5.000%, 2/01/23 - NPFG Insured
           500    Richmond Metropolitan Authority, Virginia, Revenue Refunding          No Opt. Call              A        534,795
                     Bonds, Expressway System, Series 2002, 5.250%, 7/15/22
                     - FGIC Insured
           455    Virginia Port Authority, Revenue Bonds, Port Authority              7/13 at 100.00            Aa3        420,406
                     Facilities, Series 2006, 5.000%, 7/01/36 - FGIC Insured
                     (Alternative Minimum Tax)
         1,225    Virginia Resources Authority, Airports Revolving Fund Revenue       2/11 at 100.00            Aa2      1,274,245
                     Bonds, Series 2001A, 5.250%, 8/01/23
         1,250    Virginia Resources Authority, Airports Revolving Fund Revenue       2/11 at 100.00            Aa2      1,226,413
                     Bonds, Series 2001B, 5.125%, 8/01/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        10,680    Total Transportation                                                                                  10,938,460
----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 27.4% (18.9% OF TOTAL INVESTMENTS) (5)
           500    Albemarle County Industrial Development Authority, Virginia,        1/12 at 100.00        N/R (5)        555,800
                     Residential Care Facility Revenue Bonds, Westminster
                     Canterbury of the Blue Ridge First Mortgage, Series 2001,
                     6.200%, 1/01/31 (Pre-refunded 1/01/12)
         1,000    Bristol, Virginia, Utility System Revenue Refunding Bonds,            No Opt. Call            AAA      1,139,540
                     Series 2001, 5.000%, 7/15/21 - FSA  Insured (ETM)
                  Guam Economic Development Authority, Tobacco Settlement
                  Asset-Backed Bonds, Series 2001A:
            30       5.000%, 5/15/22 (Pre-refunded 5/15/11)                           5/11 at 100.00        N/R (5)         31,887
           850       5.400%, 5/15/31 (Pre-refunded 5/15/11)                           5/11 at 100.00        N/R (5)        903,890
            20    Henrico County Economic Development Authority, Virginia,           11/12 at 100.00         A3 (5)         22,719
                     Revenue Bonds, Bon Secours Health System Inc., Series 2002A,
                     5.600%, 11/15/30 (Pre-refunded 11/15/12)
         2,310    Leesburg, Virginia, General Obligation Public Improvement           1/11 at 101.00        AA+ (5)      2,457,401
                     Bonds, Series 2000, 5.125%, 1/15/21 (Pre-refunded
                     1/15/11) - FGIC Insured
           425    Loudoun County Industrial Development Authority, Virginia,          6/12 at 101.00        N/R (5)        483,680
                     Hospital Revenue Bonds, Loudoun Hospital Center, Series
                     2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)
           500    Loudoun County, Virginia, General Obligation Public                 6/15 at 100.00            AAA        588,285
                     Improvement Bonds, Series 2005B, 5.000%, 6/01/18
                     (Pre-refunded 6/01/15)
                  Puerto Rico Infrastructure Financing Authority, Special
                  Obligation Bonds, Series 2000A:
         1,500       5.500%, 10/01/32 (Pre-refunded 10/01/10)                        10/10 at 101.00            AAA      1,581,030
         1,500       5.500%, 10/01/40 (Pre-refunded 10/01/10)                        10/10 at 101.00            AAA      1,581,030
           155    Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00            AAA        159,929
                     Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                     (Pre-refunded 7/01/10)
           120    Rockbridge County Industrial Development Authority, Virginia,         No Opt. Call         B2 (5)        127,106
                     Horse Center Revenue Refunding Bonds, Series 2001B,
                     6.125%, 7/15/11 (ETM)
           880    Rockbridge County Industrial Development Authority, Virginia,       7/11 at 105.00         B2 (5)        967,525
                     Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%,
                     7/15/21 (Pre-refunded 7/15/11)
           725    Tobacco Settlement Financing Corporation of Virginia,               6/15 at 100.00            AAA        816,742
                     Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%,
                     6/01/26 (Pre-refunded 6/01/15)
           500    Virginia College Building Authority, Educational Facilities         2/12 at 100.00        AA+ (5)        546,785
                     Revenue Bonds, 21st Century College Program, Series 2002A,
                     5.000%, 2/01/22 (Pre-refunded 2/01/12)
----------------------------------------------------------------------------------------------------------------------------------
        11,015    Total U.S. Guaranteed                                                                                 11,963,349
----------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)    DESCRIPTION (1)                                                     PROVISIONS (2)   RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 2.2% (1.5% OF TOTAL INVESTMENTS)
$        1,000    Mecklenburg County Industrial Development Authority, Virginia,     10/12 at 100.00          Baa1    $    977,090
                     Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                     Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 2.6% (1.8% OF TOTAL INVESTMENTS)
           500    Virginia Beach, Virginia, Water and Sewer System Revenue           10/15 at 100.00           AAA         516,305
                     Bonds, Series 2005, 5.000%, 10/01/30
           545    Virginia State Resources Authority, Clean Water Revenue Bonds,     10/17 at 100.00           Aaa         628,123
                     Series 2007, Trust 3036, 13.190%, 10/01/29 (IF)
----------------------------------------------------------------------------------------------------------------------------------
         1,045    Total Water and Sewer                                                                                  1,144,428
----------------------------------------------------------------------------------------------------------------------------------
$       65,545    Total Investments (cost $64,132,303) - 144.8%                                                         63,283,297
==============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (3.8)%                                                                    (1,640,000)
                  ----------------------------------------------------------------------------------------------------------------
                  MuniFund Term Preferred Shares, at Liquidation Value - (52.2)% (6)                                   (22,800,000)
                  ----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 11.2%                                                                  4,851,650
                  ----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                       $ 43,694,947
                  ================================================================================================================


     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

     (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (6) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.0%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

NNB | Nuveen Virginia Dividend Advantage Municipal Fund 2
    | Portfolio of Investments
                                                   November 30, 2009 (Unaudited)

     PRINCIPAL                                                                    OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 3.6% (2.4% OF TOTAL INVESTMENTS)
$        3,100   Tobacco Settlement Financing Corporation of Virginia,           6/17 at 100.00             BBB        $ 2,087,726
                    Tobacco Settlement Asset Backed Bonds,
                    Series 2007B1, 5.000%, 6/01/47
         1,430   Tobacco Settlement Financing Corporation of Virginia,           6/17 at 100.00             BBB            847,261
                    Tobacco Settlement Asset-Backed Bonds,
                    Series 2007B2, 0.000%, 6/01/46
----------------------------------------------------------------------------------------------------------------------------------
         4,530   Total Consumer Staples                                                                                  2,934,987
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 6.7% (4.6% OF TOTAL INVESTMENTS)
         1,000   Fairfax County Economic Development Authority,                  3/10 at 101.00              A3          1,011,740
                    Virginia, Revenue Bonds, National Wildlife
                    Federation, Series 1999, 5.375%,
                    9/01/29 - NPFG Insured
         1,000   Prince William County Industrial Development                   10/13 at 101.00              A3          1,002,860
                    Authority, Virginia, Educational Facilities
                    Revenue Bonds, Catholic Diocese of Arlington,
                    Series 2003, 5.500%, 10/01/33
         1,500   Puerto Rico Industrial, Tourist, Educational,                  12/12 at 101.00            BBB-          1,446,675
                    Medical and Environmental Control Facilities
                    Financing Authority, Higher Education Revenue
                    Refunding Bonds, Ana G. Mendez University
                    System, Series 2002, 5.375%, 12/01/21
         2,000   Winchester Industrial Development Authority, Virginia,         10/10 at 100.00               A          2,005,040
                    Educational Facilities First Mortgage
                    Revenue Bonds, Shenandoah University,
                    Series 1998, 5.250%, 10/01/28 - NPFG Insured
----------------------------------------------------------------------------------------------------------------------------------
         5,500   Total Education and Civic Organizations                                                                 5,466,315
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 27.3% (18.7% OF TOTAL INVESTMENTS)
         1,500   Albemarle County Industrial Development Authority,             10/12 at 100.00              A3          1,448,490
                    Virginia, Hospital Revenue Bonds, Martha
                    Jefferson Hospital, Series 2002, 5.250%, 10/01/35
           450   Charlotte County Industrial Development Authority,              9/17 at 100.00              A-            444,749
                    Virginia, Hospital Revenue Bonds, Halifax
                    Regional Hospital Incorporated,
                    Series 2007, 5.000%, 9/01/27
         1,070   Fairfax County Industrial Development Authority,                5/19 at 100.00             AA+          1,194,634
                    Virginia, Healthcare Revenue Bonds, Inova
                    Health System, Series 2009, Trust 11733,
                    14.869%, 5/15/35 (IF)
         3,000   Fauquier County Industrial Development Authority,              10/12 at 102.00            BBB+          3,001,049
                    Virginia, Hospital Revenue Bonds, Fauquier
                    Hospital, Series 2002, 5.250%,
                    10/01/25 - RAAI Insured
         1,000   Fredericksburg Economic Development Authority,                    No Opt. Call              A3          1,058,740
                    Virginia, Hospital Facilities Revenue Bonds,
                    MediCorp Health System, Series 2007, 5.250%, 6/15/23
           675   Fredericksburg Industrial Development Authority,                6/12 at 100.00              A3            658,314
                    Virginia, Revenue Bonds, MediCorp Health
                    System, Series 2002B, 5.125%, 6/15/33
         1,500   Harrisonburg Industrial Development Authority,                  8/16 at 100.00            Baa1          1,407,315
                    Virginia, Hospital Facilities Revenue Bonds,
                    Rockingham Memorial Hospital,
                    Series 2006, 5.000%, 8/15/31 - AMBAC Insured
           960   Henrico County Economic Development Authority,                 11/12 at 100.00              A-            965,942
                    Virginia, Revenue Bonds, Bon Secours Health
                    System Inc., Series 2002A, 5.600%, 11/15/30
         1,155   Manassas Industrial Development Authority, Virginia,            4/13 at 100.00              A3          1,120,165
                    Hospital Revenue Bonds, Prince William
                    Hospital, Series 2002, 5.250%, 4/01/33
         1,200   Norton Industrial Development Authority, Virginia,             12/11 at 101.00             N/R          1,127,244
                    Hospital Revenue Refunding and Improvement
                    Bonds, Norton Community Hospital, Series 2001,
                    6.000%, 12/01/22 - ACA Insured
         1,000   Prince William County Industrial Development                    4/10 at 101.00             Aa3          1,009,280
                    Authority, Virginia, Hospital Facility Revenue
                    Refunding Bonds, Potomac Hospital Corporation
                    of Prince William, Series 1998, 5.000%,
                    10/01/18 - FSA Insured
         3,915   Roanoke Industrial Development Authority, Virginia,             7/12 at 100.00              A+          4,053,864
                    Hospital Revenue Bonds, Carilion Health
                    System, Series 2002A, 5.500%,
                    7/01/20 - NPFG Insured
                 Stafford County Economic Development Authority,
                 Virginia, Hospital Facilities Revenue Bonds,
                 MediCorp Health System, Series 2006:
         1,250      5.250%, 6/15/25                                              6/16 at 100.00              A3          1,277,713
           655      5.250%, 6/15/31                                              6/16 at 100.00              A3            652,472
         1,095      5.250%, 6/15/37                                              6/16 at 100.00              A3          1,076,188
         1,430   Virginia Small Business Financing Authority, Wellmont           9/17 at 100.00            BBB+          1,204,661
                    Health System Project Revenue Bonds,
                    Series 2007A, 5.250%, 9/01/37
           715    Winchester Industrial Development Authority, Virginia,         1/17 at 100.00              A+            729,650
                    Hospital Revenue Bonds, Winchester
                    Medical Center, Series 2007, 5.125%, 1/01/31
----------------------------------------------------------------------------------------------------------------------------------
        22,570   Total Health Care                                                                                      22,430,470
----------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 13.8% (9.5% OF TOTAL INVESTMENTS)
$        7,485   Virginia Housing Development Authority, Commonwealth            7/11 at 100.00             AAA         $7,559,324
                    Mortgage Bonds, Series 2001H-1, 5.350%,
                    7/01/31 - NPFG Insured
           500   Virginia Housing Development Authority, Commonwealth            1/15 at 100.00             AAA            470,735
                    Mortgage Bonds, Series 2005C-2, 4.750%,
                    10/01/32 (Alternative Minimum Tax)
           870   Virginia Housing Development Authority, Commonwealth            7/15 at 100.00             AAA            838,915
                    Mortgage Bonds, Series 2006, 4.800%,
                     7/01/29 (Alternative Minimum Tax)
         2,600   Virginia Housing Development Authority, Commonwealth            7/16 at 100.00             AAA          2,448,758
                    Mortgage Bonds, Series 2007B, 4.750%,
                    7/01/32 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
        11,455   Total Housing/Single Family                                                                            11,317,732
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 10.7% (7.4% OF TOTAL INVESTMENTS)
         1,300   Albemarle County Industrial Development Authority,              1/17 at 100.00             N/R          1,144,143
                    Virginia, Residential Care Facilities
                    Mortgage Revenue Bonds, Westminster-Cantebury of
                    the Blue Ridge, Series 2007, 5.000%, 1/01/31
           650   Chesterfield County Health Center Commission, Virginia,        12/15 at 100.00             N/R            527,196
                    Mortgage Revenue Bonds, Lucy Corr
                 Village, Series 2005, 5.625%, 12/01/39
         1,815   Fairfax County Economic Development Authority, Virginia,       10/17 at 100.00             N/R          1,612,392
                    Residential Care Facilities Mortgage
                 Revenue Bonds, Goodwin House, Inc., Series 2007A,
                    5.125%, 10/01/37
           500   Fairfax County Economic Development Authority, Virginia,       10/16 at 100.00            BBB+            442,540
                    Retirement Center Revenue Bonds,
                 Greenspring Village, Series 2006A, 4.750%, 10/01/26
           855   Henrico County Economic Development Authority, Virginia,          No Opt. Call            BBB-            694,499
                    Residential Care Facility Revenue
                 Bonds, Westminster Canterbury of Richmond, Series 2006,
                    5.000%, 10/01/35
         1,300   Industrial Development Authority of the County of               1/17 at 100.00             N/R            963,105
                    Prince William, Virginia, Residential Care
                    Facility Revenue Bonds, Westminster at Lake, First
                    Mortgage, Series 2006, 5.125%, 1/01/26
         1,350   James City County Industrial Development Authority,             3/12 at 101.00             N/R          1,364,918
                    Virginia, Residential Care Facility First
                    Mortgage Revenue Refunding Bonds, Williamsburg
                    Landing Inc., Series 2003A, 6.000%, 3/01/23
           970   Roanoke Industrial Development Authority, Virginia,            12/16 at 100.00             N/R            660,968
                    Residential Revenue Bonds, Virginia
                    Lutheran Homes Incorporated, Series 2006,
                    5.000%, 12/01/39
           650   Suffolk Industrial Development Authority, Virginia,             9/16 at 100.00             N/R            494,286
                    Retirement Facilities First Mortgage
                    Revenue Bonds, Lake Prince Center, Series 2006,
                    5.300%, 9/01/31
           650   Virginia Beach Development Authority, Virginia,                11/15 at 100.00             N/R            606,509
                    Residential Care Facility Mortgage Revenue
                    Bonds, Westminster Canterbury on Chesapeake Bay,
                    Series 2005, 5.000%, 11/01/22
           325   Winchester Industrial Development Authority,                    1/15 at 100.00             N/R            299,387
                    Virginia, Residential Care Facility Revenue
                    Bonds, Westminster-Canterbury of Winchester Inc.,
                    Series 2005A, 5.200%, 1/01/27
----------------------------------------------------------------------------------------------------------------------------------
        10,365   Total Long-Term Care                                                                                    8,809,943
----------------------------------------------------------------------------------------------------------------------------------
                 MATERIALS - 0.7% (0.5% OF TOTAL INVESTMENTS)
           165   Bedford County Industrial Development Authority,                2/10 at 100.00              B2            145,868
                    Virginia, Industrial Development Revenue
                    Refunding Bonds, Nekoosa Packaging Corporation,
                    Series 1998, 5.600%, 12/01/25 (Alternative
                    Minimum Tax) (4)
           460   Goochland County Industrial Development Authority,             12/09 at 100.50              B2            408,885
                    Virginia, Industrial Development Revenue
                    Refunding Bonds, Nekoosa Packaging Corporation
                    Project, Series 1998, 5.650%, 12/01/25
                    (Alternative Minimum Tax) (4)
----------------------------------------------------------------------------------------------------------------------------------
           625   Total Materials                                                                                           554,753
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 21.9% (15.0% of TOTAL INVESTMENTS)
         1,750   Chesapeake, Virginia, General Obligation Bonds,                12/11 at 100.00             AA+          1,916,775
                    Series 2001, 5.500%, 12/01/16
         1,000   Loudoun County, Virginia, General Obligation
                    Bonds, Series 2006, 5.000%, 12/01/25                        12/16 at 100.00             AAA          1,101,380
            95   Loudoun County, Virginia, General Obligation Public             5/12 at 100.00             AAA             99,802
                    Improvement Bonds, Series 2002A,
                    5.250%, 5/01/22
                 Powhatan County, Virginia, General Obligation Bonds,
                 Series 2001:
           660      5.000%, 1/15/23 - AMBAC Insured                              1/11 at 101.00              A+            687,674
         1,000      5.000%, 1/15/27 - AMBAC Insured                              1/11 at 101.00              A+          1,014,220
                 Roanoke, Virginia, General Obligation Public Improvement
                 Bonds, Series 2002A:
         1,950      5.000%, 10/01/18                                            10/12 at 101.00              AA          2,145,975
         2,435      5.000%, 10/01/19                                            10/12 at 101.00              AA          2,679,718
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of Investments November 30, 2009 (Unaudited)


     PRINCIPAL                                                                    OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (Continued)
$        1,280   Roanoke, Virginia, General Obligation Public                   10/12 at 101.00              AA        $ 1,344,013
                    Improvement Bonds, Series 2002B, 5.000%,
                    10/01/15 - FGIC Insured (Alternative Minimum Tax)
           600   Virginia Beach, Virginia, General Obligation Bonds,             1/16 at 100.00             AAA            671,724
                    Series 2005, 5.000%, 1/15/20
         2,900   Virginia Beach, Virginia, General Obligation Bonds,            10/17 at 100.00             AAA          3,167,699
                    5.000%, 10/01/26 (UB)
         1,500   Virginia Beach, Virginia, General Obligation Public             6/11 at 101.00             AAA          1,593,060
                    Improvement Bonds, Series 2001,
                    5.000%, 6/01/19
         1,420   Virginia Beach, Virginia, General Obligation Refunding          3/12 at 100.00             AAA          1,524,413
                    and Public Improvement Bonds, Series
                    2002, 5.000%, 3/01/21
----------------------------------------------------------------------------------------------------------------------------------
        16,590   Total Tax Obligation/General                                                                           17,946,453
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 20.6% (14.1% of Total Investments)
           121   Bell Creek Community Development Authority, Virginia,           3/13 at 101.00             N/R            109,304
                    Special Assessment Bonds, Series 2003A,
                    6.750%, 3/01/22
         1,000   Broad Street Community Development Authority, Virginia,         6/13 at 102.00             N/R            860,410
                    Revenue Bonds, Series 2003,
                    7.500%, 6/01/33
                 Buena Vista Public Recreational Facilities Authority,
                 Virginia, Lease Revenue Bonds, Golf Course Project,
                 Series 2005A:
           210      5.250%, 7/15/25 - ACA Insured                                7/15 at 100.00             N/R            135,874
           165      5.500%, 7/15/35 - ACA Insured                                7/15 at 100.00             N/R             90,120
           800   Fairfax County Economic Development Authority, Virginia,        5/16 at 100.00             AA+            893,744
                    Lease Revenue Bonds, Joint Public
                    Uses Community Project, Series 2006, 5.000%, 5/15/18
         1,800   Loudoun County Industrial Development Authority,                3/13 at 100.00             AA+          1,947,294
                    Virginia, Lease Revenue Refunding Bonds,
                    Public Facility Project, Series 2003, 5.000%, 3/01/19
           285   Montgomery County Industrial Development Authority,             2/18 at 100.00             AA-            297,406
                    Virginia, Public Facility Lease Revenue
                    Bonds, Public Projects Series 2008, 5.000%, 2/01/29
         1,300   Puerto Rico Highway and Transportation Authority,                 No Opt. Call             BBB          1,237,093
                    Highway Revenue Bonds, Series 2007N, 5.250%,
                    7/01/31 - AMBAC Insured
         2,000   Puerto Rico Infrastructure Financing Authority,                   No Opt. Call            BBB+            530,060
                    Special Tax Revenue Bonds, Series 2005A,
                    0.000%, 7/01/29 - AMBAC Insured
           400   Puerto Rico Public Buildings Authority, Guaranteed              7/12 at 100.00            BBB-            390,560
                    Government Facilities Revenue Refunding
                    Bonds, Series 2002D, 5.250%, 7/01/27
         1,000   Spotsylvania County Industrial Development Authority,           8/13 at 100.00             N/R          1,013,100
                    Virginia, Lease Revenue Bonds, School
                    Facilities, Series 2003B, 5.125%,
                    8/01/23 - AMBAC Insured
         1,000   Stafford County and Staunton Industrial Development             8/16 at 100.00              A+          1,050,210
                    Authority, Virginia, Revenue Bonds,
                    Virginia Municipal League and Virginia Association
                    of Counties Finance Program, Series 2006A,
                    5.000%, 8/01/23 - NPFG Insured
         1,610   Stafford County Economic Development Authority, Virginia,       4/18 at 100.00             AAA          1,647,352
                    Public Project Lease Revenue Bonds,
                    5.000%, 4/01/33 - AGC Insured (UB)
           700   Virginia Beach Development Authority, Public Facilities         5/15 at 100.00             AA+            764,771
                    Revenue Bonds, Series 2005A,
                    5.000%, 5/01/22
           535   Virginia College Building Authority, Educational                2/19 at 100.00             AA+            691,338
                    Facilities Revenue Bonds, 21st Century
                    College Program, Series 2009, Trust 09-3B,
                    12.927%, 2/01/27 (IF)
           535   Virginia College Building Authority, Educational                2/19 at 100.00             AA+            677,037
                    Facilities Revenue Bonds, 21st Century
                    College Program, Series 2009, Trust 09-4B,
                    13.008%, 2/01/28 (IF)
           673   Virginia Gateway Community Development Authority,               3/13 at 102.00             N/R            628,420
                    Prince William County, Special Assessment
                    Bonds, Series 2003, 6.375%, 3/01/30
         2,540   Virginia Public School Authority, School Financing              8/11 at 101.00             AA+          2,754,732
                    Bonds, 1997 Resolution, Series 2001B,
                    5.000%, 8/01/19
           570   Virginia Public School Authority, School Financing              8/15 at 100.00             AA+            646,933
                    Bonds, 1997 Resolution, Series 2005C,
                    5.000%, 8/01/17
           540   Virginia Resources Authority, Infrastructure Revenue              No Opt. Call              AA            548,197
                    Bonds, Prerefunded-Pooled Loan Bond
                    Program, Series 2001D, 5.000%, 5/01/26
----------------------------------------------------------------------------------------------------------------------------------
        17,784   Total Tax Obligation/Limited                                                                           16,913,955
----------------------------------------------------------------------------------------------------------------------------------

50 Nuveen Investments

     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 3.9% (2.7% OF TOTAL INVESTMENTS)
$        1,000   Metropolitan Washington D.C. Airports Authority,               10/12 at 100.00             AA-        $ 1,003,200
                    Airport System Revenue Bonds, Series 2002A,
                    5.125%, 10/01/26 - FGIC Insured
                    (Alternative Minimum Tax)
         1,500   Norfolk, Virginia, Parking System Revenue Bonds,                2/15 at 100.00               A          1,481,385
                    Series 2005A, 5.000%, 2/01/23 - NPFG Insured
           825   Virginia Port Authority, Revenue Bonds, Port                    7/13 at 100.00             Aa3            762,275
                    Authority Facilities, Series 2006, 5.000%,
                    7/01/36 - FGIC Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
         3,325   Total Transportation                                                                                    3,246,860
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 17.2% (11.8% OF TOTAL INVESTMENTS)(5)
           165   Albemarle County Industrial Development Authority,              1/12 at 100.00          N/R(5)            183,414
                    Virginia, Residential Care Facility Revenue
                    Bonds, Westminster Canterbury of the Blue Ridge First
                    Mortgage, Series 2001, 6.200%, 1/01/31
                    (Pre-refunded 1/01/12)
         1,000   Bristol, Virginia, General Obligation Utility System              No Opt. Call             AAA          1,149,730
                    Revenue Bonds, Series 2002, 5.000%,
                    11/01/24 - FSA Insured (ETM)
            40   Henrico County Economic Development Authority, Virginia,       11/12 at 100.00           A3(5)             45,438
                    Revenue Bonds, Bon Secours Health
                    System Inc., Series 2002A, 5.600%, 11/15/30
                    (Pre-refunded 11/15/12)
                 Loudoun County Industrial Development Authority,
                 Virginia, Hospital Revenue Bonds, Loudoun
                 Hospital Center, Series 2002A:
           250      6.000%, 6/01/22 (Pre-refunded 6/01/12)                       6/12 at 101.00         N/R (5)            284,518
           600      6.100%, 6/01/32 (Pre-refunded 6/01/12)                       6/12 at 101.00         N/R (5)            684,330
         1,000   Newport News, Virginia, General Obligation Bonds,              11/13 at 100.00           AA(5)          1,148,830
                    Series 2003B, 5.000%, 11/01/22
                    (Pre-refunded 11/01/13)
         2,750   Puerto Rico Infrastructure Financing Authority,                10/10 at 101.00            AAA           2,898,555
                    Special Obligation Bonds, Series 2000A,
                    5.500%, 10/01/40 (Pre-refunded 10/01/10)
         1,100   Puerto Rico Public Buildings Authority, Guaranteed              7/12 at 100.00         BBB-(5)          1,218,008
                    Government Facilities Revenue Refunding
                    Bonds, Series 2002D, 5.250%, 7/01/27
                    (Pre-refunded 7/01/12)
           455   Puerto Rico Public Finance Corporation,                         2/12 at 100.00             AAA            499,663
                    Commonwealth Appropriation Bonds, Series 2002E,
                    5.500%, 8/01/29 (Pre-refunded 2/01/12)
           445   Rockbridge County Industrial Development Authority,             7/11 at 105.00           B2(5)            489,260
                    Virginia, Horse Center Revenue Refunding
                    Bonds, Series 2001C, 6.850%, 7/15/21
                    (Pre-refunded 7/15/11)
         1,000   Staunton, Virginia, General Obligation Bonds,                   2/14 at 101.00          Aa3(5)          1,213,490
                    Series 2004, 6.250%, 2/01/25 (Pre-refunded
                    2/01/14) - AMBAC Insured
                 Tobacco Settlement Financing Corporation of Virginia,
                 Tobacco Settlement Asset-Backed Bonds,
                 Series 2005:
           490      5.250%, 6/01/19 (Pre-refunded 6/01/12)                       6/12 at 100.00             AAA            513,760
         2,700      5.500%, 6/01/26 (Pre-refunded 6/01/15)                       6/15 at 100.00             AAA          3,041,657
           725   Virginia Resources Authority, Infrastructure Revenue Bonds,     5/10 at 101.00           AA(5)            746,598
                    Prerefunded-Pooled Loan Bond
                    Program, Series 2001D, 5.000%, 5/01/26
                    (Pre-refunded 5/01/10)
----------------------------------------------------------------------------------------------------------------------------------
        12,720   Total U.S. Guaranteed                                                                                  14,117,251
----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 2.4% (1.6% OF TOTAL INVESTMENTS)
         2,000   Mecklenburg County Industrial Development Authority,           10/12 at 100.00            Baa1          1,954,180
                    Virginia, Revenue Bonds, UAE Mecklenburg
                    Cogeneration LP, Series 2002, 6.500%, 10/15/17
                    (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 17.0% (11.7% OF TOTAL INVESTMENTS)
           805   Fairfax County Water Authority, Virginia, Water                 4/12 at 100.00             AAA            835,856
                    Revenue Refunding Bonds, Series 2002,
                    5.000%, 4/01/27
                 Henry County Public Service Authority, Virginia,
                 Water and Sewerage Revenue Refunding Bonds,
                 Series 2001:
         1,000      5.500%, 11/15/17 - FSA Insured                                 No Opt. Call             AAA          1,163,500
         3,000      5.500%, 11/15/19 - FSA Insured                                 No Opt. Call             AAA          3,499,679
                 Norfolk, Virginia, Water Revenue Refunding Bonds,
                 Series 2001:
         1,080      5.000%, 11/01/18 - FGIC Insured                             11/11 at 100.00             AA+          1,137,100
         1,190      5.000%, 11/01/19 - FGIC Insured                             11/11 at 100.00             AA+          1,252,915
         1,525      5.000%, 11/01/24 - FGIC Insured                             11/11 at 100.00             AA+          1,608,036
         1,000   Virginia Beach, Virginia, Water and Sewer System               10/15 at 100.00             AAA          1,032,610
                    Revenue Bonds, Series 2005, 5.000%, 10/01/30
         2,250   Virginia Resources Authority, Water and Sewerage                5/11 at 101.00              AA          2,293,650
                    System Revenue Bonds, Caroline County Public
                    Improvements Project, Series 2001, 5.000%, 5/01/32

                                                           Nuveen Investments 51

    | Portfolio of Investments November 30, 2009 (Unaudited)

     PRINCIPAL                                                                   OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                 PROVISIONS (2)     RATINGS (3)             VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (Continued)
$          990   Virginia State Resources Authority, Clean Water                10/17 at 100.00             Aaa      $  1,140,995
                    Revenue Bonds, Series 2007, Trust 3036,
                    13.190%, 10/01/29 (IF)
----------------------------------------------------------------------------------------------------------------------------------
        12,840   Total Water and Sewer                                                                                 13,964,341
----------------------------------------------------------------------------------------------------------------------------------
$      120,304   Total Investments (cost $119,381,219) - 145.8%                                                       119,657,240
==============--------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (3.6)%                                                                    (2,980,000)
                 -----------------------------------------------------------------------------------------------------------------
                 MuniFund Term Preferred Shares, at Liquidation Value - (52.7)% (6)                                   (43,200,000)
                 -----------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 10.5%                                                                  8,569,008
                 -----------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                        $82,046,248
                 =================================================================================================================

     (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

     (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

     (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

     (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

     (6) MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.1%.

     N/R  Not rated.

   (ETM)  Escrowed to maturity.

    (IF)  Inverse floating rate investment.

    (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

| Statement of
| ASSETS & LIABILITIES November 30, 2009 (Unaudited)

                                                                      MARYLAND        MARYLAND          MARYLAND         MARYLAND
                                                                       PREMIUM        DIVIDEND          DIVIDEND         DIVIDEND
                                                                        INCOME       ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                         (NMY)            (NFM)            (NZR)            (NWI)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $214,553,846, $86,214,950,
    $86,942,589 and $111,330,537, respectively)                  $ 220,127,082    $ 86,191,795      $ 87,275,971    $ 112,741,915
Cash                                                                10,914,017       1,492,491         1,573,558        2,008,882
Cash equivalents                                                            --              --                --               --
Receivables:
    Interest                                                         3,920,538       1,593,513         1,574,302        1,849,745
    Investments sold                                                   130,000              --                --               --
Deferred offering costs                                                     --              --                --               --
Other assets                                                            38,562          13,330            10,881           13,288
----------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                235,130,199      89,291,129        90,434,712      116,613,830
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                            9,962,000       3,973,000         3,840,000        4,255,000
Payables:
    Auction Rate Preferred shares noticed for redemption,
    at liquidation value                                                    --              --                --               --
    Auction Rate Preferred share dividends                               4,269           2,692               322            2,628
    Common share dividends                                             611,163         246,467           250,271          312,125
    Interest                                                                --              --                --               --
    Offering costs                                                          --              --                --               --
MuniFund Term Preferred shares, at liquidation value                        --              --                --               --
Accrued expenses:
    Management fees                                                    120,652          39,023            39,530           52,830
    Other                                                               94,087          40,938            41,278           51,451
----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                            10,792,171       4,302,120         4,171,401        4,674,034
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                 70,875,000      25,825,000        26,625,000       35,000,000
==================================================================================================================================
Net assets applicable to Common shares                           $ 153,463,028    $ 59,164,009      $ 59,638,311    $  76,939,796
==================================================================================================================================
Common shares outstanding                                           10,641,816       4,193,517         4,196,367        5,363,909
==================================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares, divided by
   Common shares outstanding)                                    $       14.42    $      14.11      $      14.21    $       14.34
==================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                          $     106,418    $     41,935      $     41,964    $      53,639
Paid-in surplus                                                    147,818,663      59,506,700        59,542,517       75,721,708
Undistributed (Over-distribution of) net investment income           1,766,351         618,691           611,937          814,852
Accumulated net realized gain (loss) from investments               (1,801,640)       (980,162)         (891,489)      (1,061,781)
Net unrealized appreciation (depreciation) of investments            5,573,236         (23,155)          333,382        1,411,378
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                           $ 153,463,028    $ 59,164,009      $ 59,638,311    $  76,939,796
==================================================================================================================================
Authorized shares:
   Common                                                            Unlimited       Unlimited         Unlimited        Unlimited
   Auction Rate Preferred                                            Unlimited       Unlimited         Unlimited        Unlimited
   MuniFund Term Preferred                                                  --              --                --               --
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

| Statement of
| Assets & Liabilities (continued) November 30, 2009 (unaudited)

                                                                              VIRGINIA            VIRGINIA               VIRGINIA
                                                                               PREMIUM            DIVIDEND               DIVIDEND
                                                                                INCOME           ADVANTAGE            ADVANTAGE 2
                                                                                 (NPV)               (NGB)                  (NNB)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $185,636,969, $64,132,303
    and $119,381,219, respectively)                                    $   187,158,201      $   63,283,297        $   119,657,240
Cash                                                                         1,528,441           3,756,776              6,697,941
Cash equivalents (1)                                                                --          19,507,715                     --
Receivables:
    Interest                                                                 3,056,967           1,017,792              1,823,432
    Investments sold                                                            15,025                  --                     --
Deferred offering costs                                                             --             582,977                813,001
Other assets                                                                    35,454              10,714                 21,114
----------------------------------------------------------------------------------------------------------------------------------
       Total assets                                                        191,794,088          88,159,271            129,012,728
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                    4,630,000           1,640,000              2,980,000
Payables:
    Auction Rate Preferred shares noticed for redemption, at
    liquidation value                                                               --          19,500,000                     --
    Auction Rate Preferred share dividends                                       3,257               1,463                  3,348
    Common share dividends                                                     515,514             192,697                363,484
    Interest                                                                        --              23,053                 43,680
    Offering costs                                                                  --             245,000                265,000
MuniFund Term Preferred shares, at liquidation value                                --          22,800,000             43,200,000
Accrued expenses:
    Management fees                                                            100,676              32,695                 62,440
    Other                                                                       75,731              29,416                 48,528
----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                     5,325,178          44,464,324             46,966,480
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value                         57,000,000                  --                     --
==================================================================================================================================
Net assets applicable to Common shares                                 $   129,468,910      $   43,694,947        $    82,046,248
==================================================================================================================================
Common shares outstanding                                                    8,964,019           3,138,015              5,746,034
==================================================================================================================================
Net asset value per Common share outstanding (net assets applicable
   to Common shares, divided by Common shares outstanding)             $         14.44      $        13.92        $         14.28
==================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                $        89,640      $       31,380        $        57,460
Paid-in surplus                                                            126,207,820          44,506,788             81,554,898
Undistributed (Over-distribution of) net investment income                   1,736,160             533,003                832,662
Accumulated net realized gain (loss) from investments                          (85,942)           (527,218)              (674,793)
Net unrealized appreciation (depreciation) of investments                    1,521,232            (849,006)               276,021
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                 $   129,468,910      $   43,694,947        $    82,046,248
==================================================================================================================================
Authorized shares:
   Common                                                                    Unlimited           Unlimited              Unlimited
   Auction Rate Preferred                                                    Unlimited           Unlimited              Unlimited
   MuniFund Term Preferred                                                          --           Unlimited              Unlimited
==================================================================================================================================

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption.

                                 See accompanying notes to financial statements.

54 Nuveen Investments

| Statement of
| Operations

Six Months Ended November 30, 2009
(Unaudited)

                                                                        MARYLAND       MARYLAND           MARYLAND       MARYLAND
                                                                         PREMIUM       DIVIDEND           DIVIDEND       DIVIDEND
                                                                          INCOME      ADVANTAGE        ADVANTAGE 2    ADVANTAGE 3
                                                                           (NMY)          (NFM)              (NZR)          (NWI)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                     $5,461,157     $2,250,950         $2,245,237     $2,726,632
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                          727,963        277,057            281,187        362,709
Auction fees                                                              53,302         19,422             20,024         26,323
Dividend disbursing agent fees                                            10,023          5,011              5,011          5,011
Shareholders' servicing agent fees and expenses                            8,265            690                455            554
Interest expense and amortization of offering costs                       46,041         18,309             17,655         19,370
Custodian's fees and expenses                                             22,899         11,638             11,833         13,830
Trustees' fees and expenses                                                2,471            940                978          1,233
Professional fees                                                          9,818          6,285              6,300          6,890
Shareholders' reports - printing and mailing expenses                     27,517         11,361             12,257         14,712
Stock exchange listing fees                                                4,622            296                296            380
Investor relations expense                                                 9,801          3,770              3,907          4,882
Other expenses                                                            11,158          9,085              9,123          9,526
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement     933,880        363,864            369,026        465,420
   Custodian fee credit                                                     (542)           (58)               (48)           (83)
   Expense reimbursement                                                      --        (43,061)           (58,080)       (74,789)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             933,338        320,745            310,898        390,548
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  4,527,819      1,930,205          1,934,339      2,336,084
----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                 77,515         (6,780)            16,793        (11,282)
Change in net unrealized appreciation (depreciation) of investments    8,325,385      4,299,194          4,099,732      5,297,143
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                8,402,900      4,292,414          4,116,525      5,285,861
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                              (165,799)       (60,324)           (61,975)       (83,078)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred shareholders            (165,799)       (60,324)           (61,975)       (83,078)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                            $12,764,920     $6,162,295         $5,988,889     $7,538,867
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

| Statement of
| Operations (continued)

Six Months Ended November 30, 2009 (Unaudited)

                                                                                    VIRGINIA         VIRGINIA          VIRGINIA
                                                                                     PREMIUM         DIVIDEND          DIVIDEND
                                                                                      INCOME        ADVANTAGE       ADVANTAGE 2
                                                                                       (NPV)            (NGB)             (NNB)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                 $4,863,001       $1,764,831        $3,176,357
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                      608,423          211,107           405,837
Auction fees                                                                          43,548           14,693            27,547
Dividend disbursing agent fees                                                        10,023            5,011             5,011
Shareholders' servicing agent fees and expenses                                        6,997              456               564
Interest expense and amortization of offering costs                                   13,966           30,557            51,452
Custodian's fees and expenses                                                         19,766            9,606            13,902
Trustees' fees and expenses                                                            2,107              717             1,353
Professional fees                                                                      8,652            5,685             7,189
Shareholders' reports - printing and mailing expenses                                 23,782            9,193            14,381
Stock exchange listing fees                                                            4,627              221               406
Investor relations expense                                                             8,409            2,776             4,932
Other expenses                                                                        10,630            8,823             9,678
--------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 760,930          298,845           542,252
   Custodian fee credit                                                                 (128)             (47)              (70)
   Expense reimbursement                                                                  --          (32,814)          (94,708)
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         760,802          265,984           447,474
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              4,102,199        1,498,847         2,728,883
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                337              128                32
Change in net unrealized appreciation (depreciation) of investments                5,513,719        2,519,500         4,813,020
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                            5,514,056        2,519,628         4,813,052
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                                          (135,313)         (46,282)          (87,498)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred shareholders                        (135,313)         (46,282)          (87,498)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                                         $9,480,942       $3,972,193        $7,454,437
================================================================================================================================

                                 See accompanying notes to financial statements.

56 Nuveen Investments

| Statement of
| Changes in Net Assets (Unaudited)

                                                  MARYLAND PREMIUM            MARYLAND DIVIDEND              MARYLAND DIVIDEND
                                                    INCOME (NMY)                ADVANTAGE (NFM)               ADVANTAGE 2 (NZR)
                                          ---------------------------    ---------------------------     -------------------------
                                           SIX MONTHS           YEAR     SIX MONTHS            YEAR      SIX MONTHS          YEAR
                                                ENDED          ENDED          ENDED           ENDED           ENDED         ENDED
                                             11/30/09        5/31/09       11/30/09         5/31/09        11/30/09       5/31/09
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                    $  4,527,819   $  9,449,559    $ 1,930,205     $ 3,990,112     $ 1,934,339   $ 3,972,583
Net realized gain (loss) from investments      77,515     (1,683,796)        (6,780)       (792,574)         16,793      (904,510)
Change in net unrealized appreciation
    (depreciation) of investments           8,325,385     (5,452,149)     4,299,194      (4,198,728)      4,099,732    (4,008,113)
Distributions to Auction Rate
    Preferred Shareholders:
    From net investment income               (165,799)    (1,728,826)       (60,324)       (710,514)        (61,975)     (687,710)
    From accumulated net realized gains            --       (112,500)            --              --              --       (49,933)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                         12,764,920        472,288      6,162,295      (1,711,704)      5,988,889    (1,677,683)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                 (3,830,751)    (6,676,649)    (1,547,098)     (2,946,556)     (1,548,348)   (2,950,782)
From accumulated net realized gains                --       (285,154)            --              --              --      (145,966)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                  (3,830,751)    (6,961,803)    (1,547,098)     (2,946,556)     (1,548,348)   (3,096,748)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                            24,415             --         41,978          65,451          12,356        39,025
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                  24,415             --         41,978          65,451          12,356        39,025
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              8,958,584     (6,489,515)     4,657,175      (4,592,809)      4,452,897    (4,735,406)
Net assets applicable to Common
   shares at the beginning of period      144,504,444    150,993,959     54,506,834      59,099,643      55,185,414    59,920,820
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period           $153,463,028   $144,504,444    $59,164,009     $54,506,834     $59,638,311   $55,185,414
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                         $  1,766,351   $  1,235,082    $   618,691     $   295,908     $   611,937   $   287,921
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                                                  MARYLAND DIVIDEND              VIRGINIA PREMIUM           VIRGINIA DIVIDEND
                                                  ADVANTAGE 3 (NWI)                INCOME (NPV)               ADVANTAGE (NGB)
                                            --------------------------    ---------------------------   --------------------------
                                            SIX MONTHS           YEAR      SIX MONTHS           YEAR    SIX MONTHS           YEAR
                                                 ENDED          ENDED           ENDED          ENDED         ENDED          ENDED
                                              11/30/09        5/31/09        11/30/09        5/31/09      11/30/09        5/31/09
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $ 2,336,084    $ 4,774,513   $   4,102,199   $  8,077,037   $ 1,498,847    $ 2,929,798
Net realized gain (loss) from investments      (11,282)    (1,006,050)            337        (88,740)          128       (527,444)
Change in net unrealized appreciation
    (depreciation) of investments            5,297,143     (3,207,766)      5,513,719     (5,786,157)    2,519,500     (3,315,707)
Distributions to Auction Rate
    Preferred Shareholders:
    From net investment income                 (83,078)      (858,983)      (135,313)     (1,346,825)      (46,282)      (533,312)
    From accumulated net realized gains             --        (32,339)            --        (146,513)           --        (12,768)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                           7,538,867       (330,625)     9,480,942         708,802     3,972,193     (1,459,433)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                  (1,931,007)    (3,451,676)    (3,372,372)     (5,849,607)   (1,185,860)    (2,167,450)
From accumulated net realized gains                 --        (90,650)            --        (428,050)           --        (41,689)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                   (1,931,007)    (3,542,326)    (3,372,372)     (6,277,657)   (1,185,860)    (2,209,139)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                 --             --        241,166         175,724        27,960         37,122
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                       --             --        241,166         175,724        27,960         37,122
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               5,607,860     (3,872,951)     6,349,736      (5,393,131)    2,814,293     (3,631,450)
Net assets applicable to Common
   shares at the beginning of period        71,331,936     75,204,887    123,119,174     128,512,305    40,880,654     44,512,104
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $76,939,796    $71,331,936   $129,468,910    $123,119,174   $43,694,947    $40,880,654
==================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                           $   814,852    $   492,853   $  1,736,160    $  1,141,646   $   533,003    $   266,298
==================================================================================================================================

58 Nuveen Investments

| Statement of
| Changes in Net Assets (Unaudited) (continued)

                                                                                         VIRGINIA DIVIDEND
                                                                                         ADVANTAGE 2 (NNB)
                                                                                 -------------------------------
                                                                                  SIX MONTHS               YEAR
                                                                                       ENDED              ENDED
                                                                                    11/30/09            5/31/09
----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                            $ 2,728,883        $ 5,570,292
Net realized gain (loss) from investments                                                 32           (661,202)
Change in net unrealized appreciation
   (depreciation) of investments                                                   4,813,020         (5,657,242)
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                                                        (87,498)          (940,842)
   From accumulated net realized gains                                                    --            (13,944)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                 7,454,437         (1,702,938)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                        (2,205,667)        (4,123,820)
From accumulated net realized gains                                                       --            (41,880)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                         (2,205,667)        (4,165,700)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued
   to shareholders due to reinvestment
   of distributions                                                                   71,146            123,400
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                         71,146            123,400
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                     5,319,916         (5,745,238)
Net assets applicable to Common
   shares at the beginning of period                                              76,726,332         82,471,570
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                                   $82,046,248        $76,726,332
================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of period                                                                 $   832,662        $   396,944
================================================================================================================

                             See accompanying notes to financial statements.

                                                           Nuveen Investments 59

| Notes to
| FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (collectively, the "Funds"). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange (NYSE) while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

60  Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of November 30, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:


                        MARYLAND     MARYLAND       MARYLAND       MARYLAND    VIRGINIA
                         PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND     PREMIUM
                          INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3      INCOME
                            (NMY)        (NFM)          (NZR)          (NWI)       (NPV)
----------------------------------------------------------------------------------------
Number of shares:
    Series M                  --        1,033             --             --          --
    Series T                  --           --             --          1,400         743
    Series W               1,258           --             --             --          --
    Series TH              1,577           --             --             --       1,537
    Series F                  --           --          1,065             --          --
----------------------------------------------------------------------------------------
Total                      2,835        1,033          1,065          1,400       2,280
========================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the portfolio management or investment policies of these Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher at times than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise would have been. As of November 30, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed and/or noticed for redemption by each Fund is as follows:


                                                                         MARYLAND     MARYLAND       MARYLAND       MARYLAND
                                                                          PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND
                                                                           INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                                             (NMY)        (NFM)          (NZR)          (NWI)
-----------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or noticed for redemption,
   at liquidation value                                                $8,225,000   $6,175,000     $5,375,000     $4,000,000
=============================================================================================================================


                                                                         VIRGINIA      VIRGINIA      VIRGINIA
                                                                          PREMIUM      DIVIDEND      DIVIDEND
                                                                           INCOME     ADVANTAGE   ADVANTAGE 2
                                                                             (NPV)         (NGB)         (NNB)
---------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or noticed for redemption,
   at liquidation value                                                $6,800,000   $24,000,000   $42,000,000
===============================================================================================================

                                                           Nuveen Investments 61

| Notes to
| Financial Statements (Unaudited) (continued)

MuniFund Term Preferred Shares

During the six months ended November 30, 2009, Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) issued $22,800,000 and $43,200,000, respectively, of 2.80%, Series 2014 MuniFund Term Preferred shares, with a $10 liquidation value per share. Dividends, which are recognized as interest expense for financial reporting purposes, will be paid monthly at a fixed annual rate of 2.80%, subject to adjustment in certain circumstances. Proceeds from the issuance of MuniFund Term Preferred shares, net of offering expenses, were used to redeem a portion of Virginia Dividend Advantage's (NGB) and Virginia Dividend Advantage 2's (NNB) outstanding Auction Rate Preferred shares totaling $19,500,000 and $36,925,000.

The Funds are obligated to redeem the MuniFund Term Preferred shares on December 1, 2014, unless earlier redeemed or repurchased by the Funds. MuniFund Term Preferred shares are subject to optional and mandatory redemption in certain circumstances. As of December 1, 2010, the MuniFund Term Preferred shares will be subject to redemption at the option of the Funds, subject to payment of a premium until November 30, 2011, and at par thereafter. The MuniFund Term Preferred shares also will be subject to redemption, at the option of the Funds, at par in the event of certain changes in the credit rating of the MuniFund Term Preferred shares. The Funds may be obligated to redeem certain of the MuniFund Term Preferred shares if the Funds fail to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The MuniFund Term Preferred shares trade on the NYSE under the symbol "NGB Pr C" and "NNB Pr C" for Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB), respectively.

During the periods from November 4, 2009 and from November 18, 2009 through November 30, 2009, Virginia Dividend Advantage 2 (NNB) and Virginia Dividend Advantage (NGB) had average balances of $40,000,000 and $21,346,154 MuniFund Term Preferred shares outstanding, respectively.

For financial reporting purposes only, the liquidation value of MuniFund Term Preferred shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on the MuniFund Term Preferred shares are recognized as "Interest payable" on the Statement of Assets and Liabilities.

Dividends paid on the MuniFund Term Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the six months ended November 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

62 Nuveen Investments

At November 30, 2009, the Funds were not invested in externally-deposited Recourse Trusts.


                                      MARYLAND        MARYLAND        MARYLAND       MARYLAND
                                       PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                        INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                          (NMY)           (NFM)           (NZR)          (NWI)
-----------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts        $--             $--             $--            $--
===============================================================================================

                                      VIRGINIA       VIRGINIA        VIRGINIA
                                      PREMIUM        DIVIDEND        DIVIDEND
                                       INCOME       ADVANTAGE     ADVANTAGE 2
                                         (NPV)           (NGB)           (NNB)
-------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts       $--             $--             $--
===============================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2009, were as follows:


                                                 MARYLAND         MARYLAND        MARYLAND       MARYLAND
                                                  PREMIUM         DIVIDEND        DIVIDEND       DIVIDEND
                                                   INCOME        ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                     (NMY)            (NFM)           (NZR)          (NWI)
-----------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding   $9,962,000      $3,973,000      $3,840,000      $4,255,000
Average annual interest rate and fees                 .92%            .92%            .92%            .91%
===========================================================================================================


                                                  VIRGINIA       VIRGINIA        VIRGINIA
                                                 PREMIUM        DIVIDEND        DIVIDEND
                                                  INCOME       ADVANTAGE     ADVANTAGE 2
                                                     (NPV)          (NGB)           (NNB)
------------------------------------------------------------------------------------------
Average floating rate obligations outstanding   $4,630,000     $1,640,000      $2,980,000
Average annual interest rate and fees                 .60%           .60%            .60%
==========================================================================================

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the six months ended November 30, 2009.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.


                                                           Nuveen Investments 63

| NOTES TO
| Financial Statements (unaudited) (continued)

Offering Costs

Costs incurred by Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) in connection with their offering of MuniFund Term Preferred shares ($587,000 and $818,500, respectively) were recorded as a deferred charge which will be amortized over the 5-year life of the shares. Each Fund's amortized deferred charges are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

    Level 1 - Quoted prices in active markets for identical securities. Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
    Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of November 30, 2009:


MARYLAND PREMIUM INCOME (NMY)           LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                        $--     $220,127,082            $--    $220,127,082
================================================================================================
MARYLAND DIVIDEND ADVANTAGE (NFM)       LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                        $--      $86,191,795            $--     $86,191,795
================================================================================================
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)     LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                        $--      $87,275,971            $--     $87,275,971
================================================================================================
MARYLAND DIVIDEND ADVANTAGE 3 (NWI)     LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                        $--     $112,741,915            $--    $112,741,915
================================================================================================
VIRGINIA PREMIUM INCOME (NPV)           LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                        $--     $187,158,201            $--    $187,158,201
================================================================================================
VIRGINIA DIVIDEND ADVANTAGE (NGB)       LEVEL 1         LEVEL 2         LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                        $--      $63,283,297            $--     $63,283,297
================================================================================================

64 Nuveen Investments


VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)   LEVEL 1            LEVEL 2         LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                      $--        $119,657,240             $--    $119,657,240
=================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2009.

4. FUND SHARES

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding Common Shares.

Transactions in Common shares were as follows:

                                              MARYLAND PREMIUM         MARYLAND DIVIDEND           MARYLAND DIVIDEND
                                                INCOME (NMY)            ADVANTAGE (NFM)            ADVANTAGE 2 (NZR)
                                           ------------------------  -------------------------  ------------------------
                                           SIX MONTHS         YEAR   SIX MONTHS          YEAR   SIX MONTHS         YEAR
                                                ENDED        ENDED        ENDED         ENDED        ENDED        ENDED
                                             11/30/09      5/31/09     11/30/09       5/31/09     11/30/09      5/31/09
------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions         1,740           --        3,167         5,006          924        2,892
========================================================================================================================

                                             MARYLAND DIVIDEND        VIRGINIA PREMIUM        VIRGINIA DIVIDEND
                                             ADVANTAGE 3 (NWI)          INCOME (NPV)           ADVANTAGE (NGB)
                                           ---------------------   ----------------------   ----------------------
                                           SIX MONTHS       YEAR   SIX MONTHS        YEAR   SIX MONTHS       YEAR
                                                ENDED      ENDED        ENDED       ENDED        ENDED      ENDED
                                             11/30/09    5/31/09     11/30/09     5/31/09     11/30/09    5/31/09
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions            --         --       17,007      13,477        2,029      2,924
==================================================================================================================

                                              VIRGINIA DIVIDEND
                                              ADVANTAGE 2 (NNB)
                                          -------------------------
                                           SIX MONTHS        YEAR
                                                ENDED       ENDED
                                             11/30/09     5/31/09
-------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions         5,155       9,369
===================================================================

Auction Rate Preferred Shares
Transactions in Auction Rate Preferred shares were as follows:

                                                               MARYLAND                                  MARYLAND
                                                          PREMIUM INCOME (NMY)                   DIVIDEND ADVANTAGE (NFM)
                                                ------------------------------------------  -------------------------------------
                                                   SIX MONTHS                 YEAR              SIX MONTHS               YEAR
                                                        ENDED                ENDED                   ENDED              ENDED
                                                     11/30/09              5/31/09                11/30/09            5/31/09
                                                ---------------------------------------------------------------------------------
                                                SHARES      AMOUNT  SHARES          AMOUNT  SHARES   AMOUNT  SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
   noticed for redemption:
   Series M                                         --         $--      --      $       --     --      $--      247   $6,175,000
   Series W                                         --          --     146       3,650,000     --       --       --           --
   Series TH                                        --          --     183       4,575,000     --       --       --           --
---------------------------------------------------------------------------------------------------------------------------------
Total                                               --         $--     329      $8,225,000     --      $--      247   $6,175,000
=================================================================================================================================

                                                           Nuveen Investments 65

| Notes to
| Financial statements (Unaudited) (continued)


                                                                 MARYLAND                                MARYLAND
                                                        DIVIDEND ADVANTAGE 2 (NZR)               DIVIDEND ADVANTAGE 3 (NWI)
                                                ------------------------------------------  -------------------------------------
                                                   SIX MONTHS                 YEAR              SIX MONTHS               YEAR
                                                        ENDED                ENDED                   ENDED              ENDED
                                                     11/30/09              5/31/09                11/30/09            5/31/09
                                                ---------------------------------------------------------------------------------
                                                SHARES      AMOUNT  SHARES          AMOUNT  SHARES   AMOUNT  SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
   noticed for redemption:
   Series T                                         --         $--      --      $       --      --      $--     160    $4,000,000
   Series F                                         --          --     215       5,375,000      --       --      --            --
---------------------------------------------------------------------------------------------------------------------------------
Total                                               --         $--     215      $5,375,000      --      $--     160    $4,000,000
=================================================================================================================================


                                                               VIRGINIA                                    VIRGINIA
                                                        PREMIUM INCOME (NPV)                       DIVIDEND ADVANTAGE (NGB)
                                                ------------------------------------------  -------------------------------------
                                                   SIX MONTHS                 YEAR              SIX MONTHS               YEAR
                                                        ENDED                ENDED                   ENDED              ENDED
                                                     11/30/09              5/31/09                11/30/09            5/31/09
                                                ---------------------------------------------------------------------------------
                                                SHARES      AMOUNT  SHARES   AMOUNT  SHARES        AMOUNT  SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or
   noticed for redemption:
   Series T                                     89      $2,225,000      --     $--       --     $      --      --      $     --
   Series W                                     --              --      --      --      780    19,500,000     180     4,500,000
   Series TH                                   183       4,575,000      --      --       --            --      --            --
---------------------------------------------------------------------------------------------------------------------------------
Total                                          272      $6,800,000      --     $--      780   $19,500,000     180    $4,500,000
=================================================================================================================================

CAPTION>

                                                                          VIRGINIA
                                                                  DIVIDEND ADVANTAGE 2 (NNB)
                                                         ---------------------------------------------
                                                            SIX MONTHS                      YEAR
                                                                 ENDED                     ENDED
                                                              11/30/09                   5/31/09
                                                         ---------------------------------------------
                                                         SHARES          AMOUNT    SHARES     AMOUNT
------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares redeemed and/or noticed
   for redemption:
   Series M                                               1,647     $41,175,000        33   $825,000
======================================================================================================

Transactions in MuniFund Term Preferred shares were as follows:


                                            VIRGINIA                                    VIRGINIA
                                     PREMIUM INCOME (NPV)                        DIVIDEND ADVANTAGE (NGB)
                              -----------------------------------------  -------------------------------------
                                SIX MONTHS             YEAR               SIX MONTHS                   YEAR
                                     ENDED            ENDED                    ENDED                  ENDED
                                  11/30/09          5/31/09                 11/30/09                5/31/09
                              -------------------------------------------------------------------------------------
                                 SHARES        AMOUNT  SHARES     AMOUNT      SHARES      AMOUNT   SHARES   AMOUNT
-------------------------------------------------------------------------------------------------------------------

MuniFund Term Preferred
  shares issued:
  Series 2014                 2,280,000   $22,800,000     N/A        N/A   4,320,000  $43,200,000     N/A      N/A
===================================================================================================================

N/A - The Fund was not authorized to issue MuniFund Term Preferred shares prior to November 4, 2009.

66 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the six months ended November 30, 2009, were as follows:


                         MARYLAND      MARYLAND        MARYLAND        MARYLAND
                          PREMIUM      DIVIDEND        DIVIDEND        DIVIDEND
                           INCOME     ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                             (NMY)         (NFM)           (NZR)           (NWI)
--------------------------------------------------------------------------------
Purchases              $3,000,000      $     --         $    --        $     --
Sales and maturities    3,680,000       210,000         972,500         206,000
================================================================================

                         VIRGINIA      VIRGINIA        VIRGINIA
                          PREMIUM      DIVIDEND        DIVIDEND
                           INCOME     ADVANTAGE     ADVANTAGE 2
                             (NPV)         (NGB)           (NNB)
----------------------------------------------------------------
Purchases               $      --      $     --         $    --
Sales and maturities      255,000        90,000          18,000
================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2009, the cost of investments was as follows:

                         MARYLAND      MARYLAND        MARYLAND      MARYLAND
                          PREMIUM      DIVIDEND        DIVIDEND      DIVIDEND
                           INCOME     ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                             (NMY)         (NFM)           (NZR)         (NWI)
-------------------------------------------------------------------------------
Cost of investments  $205,577,529   $82,535,011     $83,370,161  $107,415,245
===============================================================================

                                       VIRGINIA        VIRGINIA      VIRGINIA
                                        PREMIUM        DIVIDEND      DIVIDEND
                                         INCOME       ADVANTAGE   ADVANTAGE 2
                                           (NPV)           (NGB)         (NNB)
-------------------------------------------------------------------------------
Cost of investments                $180,932,357     $62,471,429  $116,367,287
===============================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2009, were as follows:

                                                               MARYLAND         MARYLAND         MARYLAND          MARYLAND
                                                                PREMIUM         DIVIDEND         DIVIDEND          DIVIDEND
                                                                 INCOME        ADVANTAGE      ADVANTAGE 2       ADVANTAGE 3
                                                                   (NMY)            (NFM)            (NZR)             (NWI)
-----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                             $11,156,321      $ 2,833,007      $ 3,278,109       $ 4,614,387
   Depreciation                                              (6,568,684)      (3,149,709)      (3,211,835)       (3,542,751)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments   $ 4,587,637       $ (316,702)      $   66,274       $ 1,071,636
=============================================================================================================================

                                                                                VIRGINIA         VIRGINIA          VIRGINIA
                                                                                 PREMIUM         DIVIDEND          DIVIDEND
                                                                                  INCOME        ADVANTAGE       ADVANTAGE 2
                                                                                    (NPV)            (NGB)             (NNB)
-----------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                              $ 7,699,267      $ 2,071,702       $ 4,928,856
   Depreciation                                                               (6,103,643)      (2,899,605)       (4,618,909)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                    $ 1,595,624      $  (827,903)      $   309,947
=============================================================================================================================

                                                          Nuveen Investments 67

 | Notes to
 | Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds' last tax year end, were as follows:

                                                                  MARYLAND         MARYLAND           MARYLAND          MARYLAND
                                                                  DIVIDEND          PREMIUM           DIVIDEND          DIVIDEND
                                                                 ADVANTAGE           INCOME        ADVANTAGE 2       ADVANTAGE 3
                                                                     (NFM)             (NMY)              (NZR)             (NWI)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                           $1,696,207         $483,436        $   470,204      $    749,367
Undistributed net ordinary income **                                 1,855            1,079              1,893               942
Undistributed net long-term capital gains                               --               --                 --                --
==================================================================================================================================


                                                                                   VIRGINIA           VIRGINIA           VIRGINIA
                                                                                    PREMIUM           DIVIDEND           DIVIDEND
                                                                                     INCOME          ADVANTAGE        ADVANTAGE 2
                                                                                       (NPV)              (NGB)              (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                            $1,327,566           $443,872        $   697,366
Undistributed net ordinary income **                                                293,982                 --             22,698
Undistributed net long-term capital gains                                                --                 --                 --
===================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2009, paid on June 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended May 31, 2009, was designated for purposes of the dividends paid deduction as follows:


                                                                  MARYLAND         MARYLAND           MARYLAND           MARYLAND
                                                                   PREMIUM         DIVIDEND           DIVIDEND           DIVIDEND
                                                                    INCOME        ADVANTAGE        ADVANTAGE 2        ADVANTAGE 3
                                                                     (NMY)            (NFM)              (NZR)              (NWI)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $8,324,864       $3,659,376        $ 3,640,847        $ 4,289,441
Distributions from net ordinary income **                           77,563               --             70,350                237
Distributions from net long-term capital gains                     320,091               --            125,548            122,752
===================================================================================================================================


                                                                                   VIRGINIA           VIRGINIA           VIRGINIA
                                                                                    PREMIUM           DIVIDEND           DIVIDEND
                                                                                     INCOME          ADVANTAGE        ADVANTAGE 2
                                                                                      (NPV)              (NGB)              (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                         $7,136,962         $2,687,055        $ 5,042,415
Distributions from net ordinary income **                                           109,247                 --             18,305
Distributions from net long-term capital gains                                      465,316             54,457             55,824
===================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2009, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:


                                                                  Maryland         Maryland           Maryland           Maryland
                                                                   Premium         Dividend           Dividend           Dividend
                                                                    Income        Advantage        Advantage 2        Advantage 3
                                                                      (NMY)            (NFM)              (NZR)              (NWI)
-----------------------------------------------------------------------------------------------------------------------------------
Expiration:
    May 31, 2012                                                  $     --         $106,052         $       --        $        --
    May 31, 2013                                                        --           15,613                 --                 --
    May 31, 2014                                                        --           62,054                 --                 --
    May 31, 2017                                                   718,691          419,436            559,268            641,931
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                             $718,691         $603,155           $559,268           $641,931
===================================================================================================================================

68 Nuveen Investments


                                                                                   Virginia           Virginia           Virginia
                                                                                    Premium           Dividend           Dividend
                                                                                     Income          Advantage        Advantage 2
                                                                                       (NPV)              (NGB)              (NNB)
-----------------------------------------------------------------------------------------------------------------------------------
Expiration:
    May 31, 2012                                                                 $       --        $        --        $        --
    May 31, 2013                                                                         --                 --                 --
    May 31, 2014                                                                         --                 --                 --
    May 31, 2017                                                                     86,279            167,151            118,100
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                               $86,279        $   167,151        $   118,100
===================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:


                                                                                                      VIRGINIA          VIRGINIA
                                                                                                      DIVIDEND           DIVIDEND
                                                                                                     ADVANTAGE        ADVANTAGE 2
                                                                                                          (NGB)              (NNB)
----------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                                           $360,192           $547,756
==================================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:


                                                                            MARYLAND PREMIUM INCOME (NMY)
                                                                            VIRGINIA PREMIUM INCOME (NPV)
AVERAGE DAILY NET ASSETS (1)                                                         FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .4500%
For the next $125 million                                                                          .4375
For the next $250 million                                                                          .4250
For the next $500 million                                                                          .4125
For the next $1 billion                                                                            .4000
For the next $3 billion                                                                            .3875
For net assets over $5 billion                                                                     .3750
==========================================================================================================

                                                                        MARYLAND DIVIDEND ADVANTAGE (NFM)
                                                                      MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
                                                                      MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
                                                                        VIRGINIA DIVIDEND ADVANTAGE (NGB)
                                                                      VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
AVERAGE DAILY NET ASSETS (1)                                                         FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------------------
For the first $125 million                                                                         .4500%
For the next $125 million                                                                          .4375
For the next $250 million                                                                          .4250
For the next $500 million                                                                          .4125
For the next $1 billion                                                                            .4000
For net assets over $2 billion                                                                     .3750
==========================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of November 30, 2009, the complex-level fee rate was .1896%.

                                                           Nuveen Investments 69

| Notes to
| Financial Statements (Unaudited) (continued)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)                         EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------------------------------
$55 billion                                                                                      .2000%
$56 billion                                                                                      .1996
$57 billion                                                                                      .1989
$60 billion                                                                                      .1961
$63 billion                                                                                      .1931
$66 billion                                                                                      .1900
$71 billion                                                                                      .1851
$76 billion                                                                                      .1806
$80 billion                                                                                      .1773
$91 billion                                                                                      .1691
$125 billion                                                                                     .1599
$200 billion                                                                                     .1505
$250 billion                                                                                     .1469
$300 billion                                                                                     .1445
========================================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each Fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Maryland Dividend Advantage's (NFM) and Virginia Dividend Advantage's (NGB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:


YEAR ENDING                                                              YEAR ENDING
JANUARY 31,                                                              JANUARY 31,
----------------------------------------------------------------------------------------------------------------------
2001*                                  .30%                              2007                                    .25%
2002                                   .30                               2008                                    .20
2003                                   .30                               2009                                    .15
2004                                   .30                               2010                                    .10
2005                                   .30                               2011                                    .05
2006                                   .30
======================================================================================================================

* From the commencement of operations.


The Adviser has not agreed to reimburse Maryland Dividend Advantage (NFM) and Virginia Dividend Advantage (NGB) for any portion of their fees and expenses beyond January 31, 2011.


70 Nuveen Investments

For the first ten years of Maryland Dividend Advantage 2's (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:


YEAR ENDING                                                              YEAR ENDING
SEPTEMBER 30,                                                            SEPTEMBER 30,
---------------------------------------------------------------------------------------------------------------------
2001*                                  .30%                              2007                                    .25%
2002                                   .30                               2008                                    .20
2003                                   .30                               2009                                    .15
2004                                   .30                               2010                                    .10
2005                                   .30                               2011                                    .05
2006                                   .30
=====================================================================================================================

* From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Maryland Dividend Advantage 3's (NWI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending                                                              Year Ending
September 30,                                                            September 30,
---------------------------------------------------------------------------------------------------------------------
2002*                                  .32%                              2007                                    .32%
2003                                   .32                               2008                                    .24
2004                                   .32                               2009                                    .16
2005                                   .32                               2010                                    .08
2006                                   .32
=====================================================================================================================

*   From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 3 (NWI) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of Virginia Dividend Advantage 2's (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                              YEAR ENDING
NOVEMBER 30,                                                             NOVEMBER 30,
---------------------------------------------------------------------------------------------------------------------
2001*                                  .30%                              2007                                    .25%
2002                                   .30                               2008                                    .20
2003                                   .30                               2009                                    .15
2004                                   .30                               2010                                    .10
2005                                   .30                               2011                                    .05
2006                                   .30
=====================================================================================================================

*   From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

                                                           Nuveen Investments 71

| Notes to
| Financial Statements (Unaudited) (continued)

9. Subsequent Events

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 31, 2009, to shareholders of record on December 15, 2009, as follows:

                                                    MARYLAND        MARYLAND       MARYLAND       MARYLAND
                                                     PREMIUM        DIVIDEND       DIVIDEND       DIVIDEND
                                                      INCOME       ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                        (NMY)           (NFM)          (NZR)          (NWI)
-----------------------------------------------------------------------------------------------------------
Dividend per share                                   $ .0620       $   .0650    $     .0650    $     .0630
===========================================================================================================


                                                                    VIRGINIA       VIRGINIA       VIRGINIA
                                                                     PREMIUM       DIVIDEND       DIVIDEND
                                                                      INCOME      ADVANTAGE    ADVANTAGE 2
                                                                        (NPV)          (NGB)          (NNB)
-----------------------------------------------------------------------------------------------------------
Dividend per share                                                  $  .0670      $   .0640         $.0660
===========================================================================================================



At the same time, Virginia Premium Income (NPV) and Virginia Dividend Advantage 2 (NNB) declared ordinary income distributions of $.0267 and $.0037, respectively.

Distributions to MuniFund Term Preferred Shareholders

Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) declared their initial dividend distributions of $0.033444 and $0.044333, respectively, which were paid on December 31, 2009, to shareholders of record on December 15, 2009.

MuniFund Term Preferred Shares

As discussed in the Portfolio Manager's Comments section, subsequent to the reporting period, Virginia Premium Income (NPV) entered into an agreement to issue $29.2 million of 2.65%, Series 2015 MuniFund Term Preferred, which issuance is expected to occur on January 26, 2010.

Subsequent to the reporting period, Maryland Premium Income (NMY), Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR) and Maryland Dividend Advantage 3 (NWI) filed with the SEC a registration statement seeking to register MuniFund Term Preferred shares. These registration statements, declared effective by the SEC, enables the Funds to issue the public shares of MuniFund Term Preferred to refinance all or a portion of each Fund's auction rate preferred shares. The issuance of MuniFund Term Preferred shares by these Funds is subject to market conditions. There is no assurance that these MuniFund Term Preferred shares will be issued.

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through January 25, 2009, which is the date the financial statements were issued.

72 Nuveen Investments

| Financial
| Highlights (Unaudited)

                                                           Nuveen Investments 73

| Financial
| Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                         INVESTMENT OPERATIONS
                                  ---------------------------------------------------------------------
                                                              DISTRIBUTIONS   DISTRIBUTIONS
                                                                   FROM NET            FROM
                                                                 INVESTMENT         CAPITAL
                     BEGINNING                                    INCOME TO        GAINS TO
                        COMMON                         NET     AUCTION RATE    AUCTION RATE
                         SHARE           NET     REALIZED/        PREFERRED       PREFERRED
                     NET ASSET    INVESTMENT    UNREALIZED           SHARE-          SHARE-
                         VALUE        INCOME   GAIN (LOSS)          HOLDERS+        HOLDERS+     TOTAL
-------------------------------------------------------------------------------------------------------
MARYLAND PREMIUM INCOME (NMY)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)               $  13.58        $  .43      $    .79          $  (.02)        $    --    $  1.20
2009                     14.19           .89          (.67)            (.16)           (.01)       .05
2008                     14.57           .88          (.41)            (.24)             --        .23
2007                     14.47           .88           .12             (.23)             --        .77
2006                     15.12           .89          (.56)            (.18)             --        .15
2005                     14.28           .92           .92             (.10)             --       1.74
MARYLAND DIVIDEND ADVANTAGE (NFM)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                  13.01           .46          1.02             (.01)             --       1.47
2009                     14.12           .95         (1.19)            (.17)             --       (.41)
2008                     14.65           .95          (.54)            (.24)             --        .17
2007                     14.57           .95           .12             (.24)             --        .83
2006                     15.13           .95          (.47)            (.19)             --        .29
2005                     14.43           .98           .75             (.10)             --       1.63
=======================================================================================================

                                    Less Distributions
                           ------------------------------------
                                  Net
                           Investment       Capital                  Ending
                            Income to      Gains to                  Common
                               Common        Common                   Share     Ending
                               Share-        Share-               Net Asset     Market
                              holders       holders      Total        Value      Value
---------------------------------------------------------------------------------------
Maryland Premium Income (NMY)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                       $  (.36)       $   --    $  (.36)    $  14.42   $  13.85
2009                             (.63)         (.03)      (.66)       13.58      12.68
2008                             (.61)           --       (.61)       14.19      13.10
2007                             (.67)           --       (.67)       14.57      14.84
2006                             (.78)         (.02)      (.80)       14.47      14.52
2005                             (.90)           --       (.90)       15.12      15.78
Maryland Dividend Advantage (NFM)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                          (.37)           --       (.37)       14.11      13.52
2009                             (.70)           --       (.70)       13.01      13.05
2008                             (.70)           --       (.70)       14.12      14.19
2007                             (.75)           --       (.75)       14.65      15.28
2006                             (.85)           --       (.85)       14.57      15.19
2005                             (.93)           --       (.93)       15.13      15.63
=======================================================================================

                             Auction Rate Preferred Shares
                                   at End of Period
                   ----------------------------------------------
                     Aggregate       Liquidation
                        Amount        and Market           Asset
                   Outstanding             Value        Coverage
                         (000)         Per Share       Per Share
-----------------------------------------------------------------
Maryland Premium Income (NMY)
-----------------------------------------------------------------
Year Ended 5/31:
2010(b)              $  70,875         $  25,000       $  79,132
2009                    70,875            25,000          75,972
2008                    79,100            25,000          72,722
2007                    79,100            25,000          73,990
2006                    79,100            25,000          73,620
2005                    79,100            25,000          75,726
Maryland Dividend Advantage (NFM)
-----------------------------------------------------------------
Year Ended 5/31:
2010(b)                 25,825            25,000          82,274
2009                    25,825            25,000          77,766
2008                    32,000            25,000          71,172
2007                    32,000            25,000          72,860
2006                    32,000            25,000          72,470
2005                    32,000            25,000          74,259
=================================================================

74 Nuveen Investments

                                                                                      Ratios/Supplemental Data
                                                         ---------------------------------------------------------------
                                                                                    Ratios to Average Net Assets
                                                                                     Applicable to Common Shares
                                     Total Returns                                       Before Reimbursement
                                ----------------------                     ---------------------------------------------
                                                Based          Ending
                                                   on             Net
                                 Based         Common          Assets
                                    on      Share Net      Applicable       Expenses        Expenses             Net
                                Market          Asset       to Common      Including       Excluding      Investment
                                 Value*         Value*   Shares (000)       Interest++(a)   Interest++        Income++
------------------------------------------------------------------------------------------------------------------------
Maryland Premium Income (NMY)
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                          12.10%          8.92%      $ 153,463           1.25%***        1.19%***        6.05%***
2009                              2.57            .66         144,504           1.35            1.30            6.80
2008                             (7.55)          1.63         150,994           1.25            1.24            6.13
2007                              6.96           5.35         155,004           1.27            1.23            5.95
2006                             (2.94)          1.08         153,834           1.23            1.23            6.05
2005                             15.64          12.52         160,496           1.24            1.24            6.22
Maryland Dividend Advantage (NFM)
------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                           6.46          11.40          59,164           1.27***         1.21***         6.59***
2009                             (2.48)         (2.52)         54,507           1.42            1.36            7.37
2008                             (2.31)          1.25          59,100           1.30            1.28            6.39
2007                              5.51           5.74          61,261           1.30            1.26            6.06
2006                              2.51           1.95          60,762           1.26            1.26            5.99
2005                              6.22          11.60          63,051           1.26            1.26            6.11
========================================================================================================================

                                             Ratios/Supplemental Data
                               -----------------------------------------------------------------
                                            Ratios to Average Net Assets
                                             Applicable to Common Shares
                                               After Reimbursement**
                               --------------------------------------------------
                                Expenses          Expenses                Net         Portfolio
                               Including         Excluding         Investment          Turnover
                                Interest++(a)     Interest             Income              Rate
------------------------------------------------------------------------------------------------
Maryland Premium Income (NMY)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                             1.25%***          1.19%***           6.05%***             1%
2009                                1.35              1.30               6.80                 5
2008                                1.25              1.24               6.13                14
2007                                1.27              1.23               5.95                13
2006                                1.23              1.23               6.05                13
2005                                1.24              1.24               6.22                10
Maryland Dividend Advantage (NFM)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                             1.12***           1.06***            6.74***              0
2009                                1.20              1.15               7.59                 5
2008                                1.01              1.00               6.67                12
2007                                 .95               .91               6.41                12
2006                                 .83               .83               6.42                14
2005                                 .80               .80               6.56                11
===============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

    Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

*** Annualized.

+   The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 75

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:


                                                                                    INVESTMENT OPERATIONS
                                                           --------------------------------------------------------------------
                                                                                         DISTRIBUTIONS    DISTRIBUTIONS
                                                                                              FROM NET             FROM
                                                                                            INVESTMENT          CAPITAL
                                           BEGINNING                                         INCOME TO         GAINS TO
                                              COMMON                             NET      AUCTION RATE     AUCTION RATE
                                               SHARE             NET       REALIZED/         PREFERRED        PREFERRED
                                           NET ASSET      INVESTMENT      UNREALIZED            SHARE-           SHARE-
                                               VALUE          INCOME      GAIN (LOSS)          HOLDERS+         HOLDERS+  TOTAL
--------------------------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                    $   13.15       $     .46       $      .98      $      (.01)      $      --   $ 1.43
2009                                           14.29             .95            (1.19)            (.16)            (.01)   (.41)
2008                                           14.81             .94             (.48)            (.24)            (.01)    .21
2007                                           14.76             .94              .10             (.23)              --     .81
2006                                           15.45             .94             (.59)            (.18)              --     .17
2005                                           14.64             .94              .90             (.09)              --    1.75

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                        13.30             .44               .98            (.02)               --   1.40
2009                                           14.02             .89              (.78)           (.16)             (.01)  (.06)
2008                                           14.48             .89              (.49)           (.23)               --    .17
2007                                           14.33             .88               .16            (.22)               --    .82
2006                                           14.82             .86              (.46)           (.18)               --    .22
2005                                           13.88             .86               .97            (.10)               --   1.73
================================================================================================================================


                                              LESS DISTRIBUTIONS
                                           ------------------------
                                                  NET
                                           INVESTMENT       CAPITAL                         ENDING
                                            INCOME TO      GAINS TO                         COMMON
                                               COMMON        COMMON                          SHARE         ENDING
                                               SHARE-        SHARE-                      NET ASSET         MARKET
                                              HOLDERS       HOLDERS           TOTAL          VALUE          VALUE
-----------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
-----------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                       $  (.37)      $    --        $   (.37)      $  14.21    $     13.37
2009                                             (.70)         (.03)           (.73)         13.15          12.69
2008                                             (.70)         (.03)           (.73)         14.29          14.25
2007                                             (.76)           --            (.76)         14.81          15.38
2006                                             (.83)         (.03)           (.86)         14.76          14.76
2005                                             (.88)         (.06)           (.94)         15.45          15.41

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
-----------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                          (.36)           --            (.36)         14.34          13.70
2009                                             (.64)         (.02)           (.66)         13.30          12.56
2008                                             (.63)           --            (.63)         14.02          13.01
2007                                             (.67)           --            (.67)         14.48          14.74
2006                                             (.71)           --            (.71)         14.33          13.85
2005                                             (.78)         (.01)           (.79)         14.82          14.40
=================================================================================================================


                             AUCTION RATE PREFERRED SHARES
                                   AT END OF PERIOD
                    --------------------------------------------
                     AGGREGATE       LIQUIDATION
                        AMOUNT        AND MARKET           ASSET
                   OUTSTANDING             VALUE        COVERAGE
                         (000)         PER SHARE       PER SHARE
-----------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
-----------------------------------------------------------------
Year Ended 5/31:
2010(b)              $  26,625         $  25,000       $  80,998
2009                    26,625            25,000          76,817
2008                    32,000            25,000          71,813
2007                    32,000            25,000          73,488
2006                    32,000            25,000          73,224
2005                    32,000            25,000          75,390

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
-----------------------------------------------------------------
Year Ended 5/31:
2010(b)                 35,000            25,000          79,957
2009                    35,000            25,000          75,951
2008                    39,000            25,000          73,208
2007                    39,000            25,000          74,769
2006                    39,000            25,000          74,237
2005                    39,000            25,000          75,925
=================================================================

76 Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                         ----------------------------------------------------------------------------------------
                                                                         RATIOS TO AVERAGE NET ASSETS
                                                                         APPLICABLE TO COMMON SHARES
                                             TOTAL RETURNS                    BEFORE REIMBURSEMENT
                                         ---------------------    -------------------------------------------
                                                         BASED          ENDING
                                                            ON             NET
                                             BASED      COMMON          ASSETS
                                                ON   SHARE NET      APPLICABLE       EXPENSES        EXPENSES             NET
                                            MARKET       ASSET       TO COMMON      INCLUDING       EXCLUDING      INVESTMENT
                                             VALUE*      VALUE*   SHARES (000)       INTEREST++(a)   INTEREST++        INCOME++
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                       8.28%      10.97%     $   59,638           1.28%***        1.21%***        6.49%***
2009                                         (5.21)      (2.43)         55,185           1.41            1.36            7.16
2008                                         (2.30)       1.54          59,921           1.29            1.28            6.18
2007                                          9.32        5.56          62,064           1.32            1.28            5.86
2006                                          1.13        1.14          61,726           1.25            1.25            5.76
2005                                         14.71       12.22          64,500           1.23            1.23            5.74

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                      12.05       10.63          76,940          1.25***          1.20***         6.06***
2009                                          2.35        (.05)         71,332          1.38             1.33            6.70
2008                                         (7.38)       1.24          75,205          1.26             1.25            5.86
2007                                         11.47        5.75          77,640          1.28             1.24            5.52
2006                                          1.09        1.55          76,809          1.23             1.23            5.41
2005                                         14.98       12.67          79,443          1.23             1.23            5.40
=================================================================================================================================

                                                          RATIOS/SUPPLEMENTAL DATA
                                       -------------------------------------------------------------
                                               RATIOS TO AVERAGE NET ASSETS
                                               APPLICABLE TO COMMON SHARES
                                                  AFTER REIMBURSEMENT**
                                       ---------------------------------------------
                                       EXPENSES          EXPENSES                NET      PORTFOLIO
                                      INCLUDING         EXCLUDING         INVESTMENT       TURNOVER
                                       INTEREST++(a)     INTEREST++           INCOME++         RATE
----------------------------------------------------------------------------------------------------
MARYLAND DIVIDEND ADVANTAGE 2 (NZR)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                    1.07%***          1.01%***           6.69%***          0%
2009                                       1.15              1.10               7.42              6
2008                                        .96               .94               6.51             13
2007                                        .91               .87               6.27             10
2006                                        .79               .79               6.21             15
2005                                        .78               .78               6.19             10

MARYLAND DIVIDEND ADVANTAGE 3 (NWI)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                    1.05***           1.00***            6.26***           0
2009                                       1.08              1.03               7.00              5
2008                                        .86               .85               6.27             13
2007                                        .80               .76               6.00             11
2006                                        .75               .75               5.89             14
2005                                        .75               .75               5.88             12
====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

    Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

*** Annualized.

+   The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 77

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:


                                                      INVESTMENT OPERATIONS
                                    ------------------------------------------------------------------
                                                               DISTRIBUTIONS   DISTRIBUTIONS
                                                                    FROM NET            FROM
                                                                  INVESTMENT         CAPITAL
                      BEGINNING                                    INCOME TO        GAINS TO
                         COMMON                        NET      AUCTION RATE   AUCTIOON RATE
                          SHARE            NET    REALIZED/        PREFERRED       PREFERRED
                      NET ASSET     INVESTMENT   UNREALIZED           SHARE-          SHARE-
                          VALUE         INCOME   GAIN (LOSS)         HOLDERS+        HOLDERS+    TOTAL
--------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
--------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)               $   13.76        $   .46     $    .62        $   (.02)         $    --   $  1.06
2009                      14.39            .90         (.66)           (.15)            (.02)      .07
2008                      14.89            .88         (.40)           (.22)            (.03)      .23
2007                      14.89            .88          .07            (.23)              --*      .72
2006                      15.82            .88         (.59)           (.15)            (.03)      .11
2005                      14.95            .93          .93            (.09)              --      1.77

VIRGINIA DIVIDEND ADVANTAGE (NGB)
--------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                   13.04            .48          .79            (.01)              --      1.26
2009                      14.21            .93        (1.23)           (.17)              --*     (.47)
2008                      14.98            .95         (.67)           (.22)            (.03)      .03
2007                      14.91            .96          .14            (.24)              --       .86
2006                      15.52            .97         (.54)           (.17)              --       .26
2005                      14.42            .99         1.13            (.09)              --      2.03
========================================================================================================


                                         LESS DISTRIBUTIONS
                                 -----------------------------------
                                        NET
                                 INVESTMENT       CAPITAL                 ENDING
                                  INCOME TO      GAINS TO                 COMMON
                                     COMMON        COMMON                  SHARE     ENDING
                                     SHARE-        SHARE-              NET ASSET     MARKET
                                    HOLDERS       HOLDERS      TOTAL       VALUE      VALUE
-------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                            $   (.38)      $   --      $ (.38)    $ 14.44    $ 14.61
2009                                   (.65)        (.05)       (.70)      13.76      14.36
2008                                   (.64)        (.09)       (.73)      14.39      14.04
2007                                   (.70)        (.02)       (.72)      14.89      15.24
2006                                   (.80)        (.24)      (1.04)      14.89      14.91
2005                                   (.90)          --        (.90)      15.82      17.65

VIRGINIA DIVIDEND ADVANTAGE (NGB)
--------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                (.38)          --        (.38)      13.92      14.89
2009                                   (.69)        (.01)       (.70)      13.04      14.00
2008                                   (.70)        (.10)       (.80)      14.21      14.81
2007                                   (.79)          --        (.79)      14.98      17.51
2006                                   (.87)          --        (.87)      14.91      17.10
2005                                   (.93)          --        (.93)      15.52      16.99
============================================================================================

                                   AUCTION RATE PREFERRED SHARES      MUNIFUND TERM PREFERRED SHARES
                                         AT END OF PERIOD                     AT END OF PERIOD
                                  ------------------------------      -------------------------------
                                     AGGREGATE       LIQUIDATION        AGGREGATE         LIQUIDATION
                                        AMOUNT        AND MARKET           AMOUNT          AND MARKET                ASSET
                                   OUTSTANDING             VALUE      OUTSTANDING               VALUE             COVERAGE
                                          (000)        PER SHARE             (000)          PER SHARE            PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                             $   57,000       $    25,000         $     --             $    --          $    81,785
2009                                    63,800            25,000               --                  --               73,244
2008                                    63,800            25,000               --                  --               75,357
2007                                    63,800            25,000               --                  --               77,077
2006                                    63,800            25,000               --                  --               76,970
2005                                    63,800            25,000               --                  --               79,992

VIRGINIA DIVIDEND ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                 19,500            25,000           22,800                  10*****              --******
2009                                    21,750            25,000               --                  --               71,989
2008                                    24,000            25,000               --                  --               71,367
2007                                    24,000            25,000               --                  --               73,862
2006                                    24,000            25,000               --                  --               73,568
2005                                    24,000            25,000               --                  --               75,493
=================================================================================================================================

78 Nuveen Investments


                                                                    RATIOS/SUPPLEMENTAL DATA
                                    ---------------------------------------------------------------------------------------------
                                                                       RATIOS TO AVERAGE NET ASSETS
                                                                        APPLICABLE TO COMMON SHARES
                                      TOTAL RETURNS                         BEFORE REIMBURSEMENT
                                    --------------------      ---------------------------------------------
                                                   BASED            ENDING
                                                      ON               NET
                                    BASED         COMMON            ASSETS
                                       ON      SHARE NET        APPLICABLE      EXPENSES           EXPENSES              NET
                                   MARKET          ASSET         TO COMMON     INCLUDING          EXCLUDING       INVESTMENT
                                    VALUE**        VALUE**     SHARES (000)     INTEREST++(a)      INTEREST++         INCOME++
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                              4.44%          7.76%          $129,469         1.20%****          1.18%****        6.48%****
2009                                 8.05            .88            123,119         1.36               1.28             6.82
2008                                (2.94)          1.56            128,512         1.25               1.23             6.02
2007                                 7.18           4.89            132,900         1.20               1.20             5.80
2006                                (9.98)          0.71            132,626         1.19               1.19             5.75
2005                                24.54          12.13            140,340         1.20               1.20             5.98

VIRGINIA DIVIDEND ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                              9.26           9.75             43,695         1.41****           1.26****         6.90****
2009                                 (.01)         (2.92)            40,881         1.47               1.38             7.17
2008                               (10.58)           .23             44,512         1.30               1.28             6.28
2007                                 7.24           5.82             46,908         1.27               1.27             5.99
2006                                 5.86           1.74             46,626         1.26               1.26             5.93
2005                                19.11          14.46             48,474         1.28               1.28             6.13
=================================================================================================================================



                                                            RATIOS/SUPPLEMENTAL DATA
                                     -------------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
                                                APPLICABLE TO COMMON SHARES
                                                    AFTER REIMBURSEMENT***
                                     -------------------------------------------------
                                      EXPENSES            EXPENSES                 NET         PORTFOLIO
                                     INCLUDING           EXCLUDING          INVESTMENT          TURNOVER
                                      INTEREST++(a)       INTEREST++            INCOME++            RATE
---------------------------------------------------------------------------------------------------------
VIRGINIA PREMIUM INCOME (NPV)
---------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                   1.20%****           1.18%****           6.48%****            0%
2009                                      1.36                1.28                6.82                 6
2008                                      1.25                1.23                6.02                14
2007                                      1.20                1.20                5.80                16
2006                                      1.19                1.19                5.75                16
2005                                      1.20                1.20                5.98                17

VIRGINIA DIVIDEND ADVANTAGE (NGB)
---------------------------------------------------------------------------------------------------------
2010(b)                                   1.25****            1.11****            7.06****             0
2009                                      1.26                1.18                7.38                 4
2008                                      1.03                1.01                6.56                10
2007                                       .92                 .92                6.34                23
2006                                       .84                 .84                6.36                16
2005                                       .82                 .82                6.58                15
========================================================================================================

*      Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

       Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

****   Annualized.

***** For the period November 18, 2009 through November 30, 2009, the average market value was $10.04.

****** Asset coverage per $1 of liquidation preference for Auction Rate
       Preferred shares and MuniFund Term Preferred shares equal $2.03. On a per share basis, asset coverage is $50,824 and $20 for Auction Rate Preferred shares and MuniFund Term Preferred shares, respectively.

+      The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, payments to MuniFund Term Preferred shareholders, where applicable, and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities.

(b)    For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 79

| Financial
| Highlights (Unaudited) (continued)

Selected data for a Common share outstanding throughout each period:

                                                                    INVESTMENT OPERATIONS
                                       ------------------------------------------------------------------------------------
                                                                               DISTRIBUTIONS     DISTRIBUTIONS
                                                                                    FROM NET              FROM
                                                                                  INVESTMENT           CAPITAL
                                        BEGINNING                                  INCOME TO          GAINS TO
                                           COMMON                       NET     AUCTION RATE      AUCTION RATE
                                            SHARE          NET    REALIZED/        PREFERRED         PREFERRED
                                        NET ASSET   INVESTMENT   UNREALIZED           SHARE-            SHARE-
                                            VALUE       INCOME   GAIN (LOSS)         HOLDERS+          HOLDERS+      TOTAL
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                $    13.36   $      .48   $      .84     $       (.02)     $         --      $ 1.30
2009                                        14.39          .97        (1.11)            (.16)               --*       (.30)
2008                                        15.08          .96         (.61)            (.24)             (.02)        .09
2007                                        15.02          .96          .11             (.24)               --         .83
2006                                        15.70          .95         (.52)            (.18)             (.01)        .24
2005                                        14.79          .96         1.13             (.09)             (.01)       1.99
===========================================================================================================================

                                                 LESS DISTRIBUTIONS
                                        -------------------------------------
                                                NET
                                         INVESTMENT       CAPITAL                   ENDING
                                          INCOME TO      GAINS TO                   COMMON
                                             COMMON        COMMON                    SHARE      ENDING
                                             SHARE-        SHARE-                NET ASSET      MARKET
                                            HOLDERS       HOLDERS       TOTAL        VALUE       VALUE
-------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
-------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                  $     (.38)     $     --      $ (.38)   $   14.28     $ 14.98
2009                                           (.72)         (.01)       (.73)       13.36       13.98
2008                                           (.72)         (.06)       (.78)       14.39       14.65
2007                                           (.77)           --        (.77)       15.08       16.73
2006                                           (.85)         (.07)       (.92)       15.02       16.40
2005                                           (.89)         (.19)      (1.08)       15.70       16.74
=======================================================================================================

                                          AUCTION RATE PREFERRED SHARES     MUNIFUND TERM PREFERRED SHARES
                                                AT END OF PERIOD                   AT END OF PERIOD
                                          ------------------------------    -------------------------------
                                            AGGREGATE        LIQUIDATION      AGGREGATE         LIQUIDATION
                                               AMOUNT         AND MARKET         AMOUNT          AND MARKET           ASSET
                                          OUTSTANDING              VALUE    OUTSTANDING               VALUE        COVERAGE
                                                 (000)         PER SHARE           (000)          PER SHARE       PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                    $       --        $        --    $    43,200                  10*****         --******
2009                                           41,175             25,000             --                  --          71,586
2008                                           42,000             25,000             --                  --          74,090
2007                                           42,000             25,000             --                  --          76,418
2006                                           42,000             25,000             --                  --          76,123
2005                                           42,000             25,000             --                  --          78,349
==================================================================================================================================

80 Nuveen Investments

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                               -----------------------------------------------------------------
                                                                                   RATIOS TO AVERAGE NET ASSETS
                                                                                    APPLICABLE TO COMMON SHARES
                                        TOTAL RETURNS                                  BEFORE REIMBURSEMENT
                                   ----------------------                       ------------------------------------------
                                                    BASED            ENDING
                                                       ON               NET
                                    BASED          COMMON            ASSETS
                                       ON       SHARE NET        APPLICABLE      EXPENSES         EXPENSES             NET
                                   MARKET           ASSET         TO COMMON     INCLUDING        EXCLUDING      INVESTMENT
                                    VALUE**         VALUE**     SHARES (000)     INTEREST++(a)    INTEREST++        INCOME
--------------------------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (NNB)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                             10.11%           9.87%      $    82,046          1.36%****        1.23%****       6.61%****
2009                                  .96           (1.78)           76,726          1.39             1.31            7.21
2008                                (7.58)            .63            82,472          1.24             1.22            6.21
2007                                 6.96            5.60            86,382          1.21             1.21            5.89
2006                                 3.45            1.53            85,887          1.19             1.19            5.75
2005                                21.96           13.75            89,626          1.19             1.19            5.74
================================================================================================================================

                                                                 RATIOS/SUPPLEMENTAL DATA
                                            ------------------------------------------------------------------
                                                       RATIOS TO AVERAGE NET ASSETS
                                                        APPLICABLE TO COMMON SHARES
                                                           AFTER REIMBURSEMENT***
                                            ------------------------------------------------
                                              EXPENSES           EXPENSES                NET         PORTFOLIO
                                             INCLUDING          EXCLUDING         INVESTMENT          TURNOVER
                                              INTEREST++(a)      INTEREST++           INCOME++            RATE
---------------------------------------------------------------------------------------------------------------
VIRGINIA DIVIDEND ADVANTAGE 2 (N)
---------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2010(b)                                           1.12%****           .99%****          6.85%****            0%
2009                                              1.11               1.03               7.49                 4
2008                                               .91                .89               6.55                10
2007                                               .80                .80               6.29                19
2006                                               .75                .75               6.19                10
2005                                               .75                .75               6.18                13
===============================================================================================================

*      Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

       Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*** After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

****   Annualized.

***** During the period November 4, 2009 through November 30, 2009, the average market value was $10.00.

****** Asset coverage per $1 of liquidation for Auction Rate Preferred shares and MuniFund Term Preferred shares equal $2.90. On a per share basis, asset coverage is $72,480 and $29 for Auction Rate Preferred shares and MuniFund Term Preferred shares, respectively.

+      The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, payments to MuniFund Term Preferred shareholders, where applicable, and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - MuniFund Term Preferred Shares and Inverse Floating Rate Securities.

(b)    For the six months ended November 30, 2009.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 81

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

82 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                           Nuveen Investments 83

GLOSSARY OF TERMS USED IN THIS REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

      AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

84 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                           Nuveen Investments 85

NOTES

86 Nuveen Investments

NOTES

                                                           Nuveen Investments 87

NOTES

88 Nuveen Investments

OTHER USEFUL INFORMATION

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed/noticed for redemption shares of their common and/or preferred stock as shown in the accompanying table.

                                      PREFERRED SHARES
              COMMON SHARES           REDEEMED/NOTICED
FUND            REPURCHASED             FOR REDEMPTION
NMY                      --                         --
NFM                      --                         --
NZR                      --                         --
NWI                      --                         --
NPV                      --                        272
NGB                      --                        780
NNB                      --                      1,647

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 89

NUVEEN INVESTMENTS:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o  Share prices

o  Fund details

o  Daily financial news

o  Investor education

o  Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

It's not what you earn,
it's what you keep. (R)

ESA-A-1109D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)  See Portfolio of Investments in Item 1.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Virginia Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: February 2, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: February 2, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: February 2, 2010
    -------------------------------------------------------------------